UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Wells Fargo Advantage Absolute Return Fund

Annual Report

September 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Absolute Return Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Absolute Return Fund for the seven-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Both large-cap and small-cap U.S. stocks outperformed foreign stocks during the reporting period, while high-quality bonds posted moderate returns as developed market interest rates remained low.

The period was dominated by worries that ongoing debt problems in the eurozone would affect global economic growth.

Concerns about the eurozone sovereign debt situation held center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the global financial system and the economy. In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. The Greek agreement—combined with unprecedented support for eurozone banks by the European Central Bank (ECB)— appeared to temporarily calm investor concerns.

Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve (Fed) and the ECB, continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had twice lowered from its previous levels in response to weakness in the southern European economies. A third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

Central bank actions helped keep interest rates at historic lows, and consequently, high-quality bonds posted moderate gains during the period. High-yield bonds, on the other hand, generated stronger returns as yield-seeking investors were more willing to trade credit quality for income and as a continued low default rate seemed to reduce fears of principal loss.

Letter to shareholders (unaudited)	Wells Fargo Advantage Absolute Return Fund	3

U.S. stocks gained as the U.S. economy reported relatively solid news, but foreign stocks lagged.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) came in at a solid 2.0% annualized rate in the first quarter of 2012. Although GDP growth decelerated to a 1.3% annualized rate in the second quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.2% in March 2012 to 7.8% in September 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.)

Outside of the U.S., the picture was decidedly less positive. Economic growth for the 17 countries that comprise the eurozone turned negative in the fourth quarter of 2011, came in flat for the first quarter of 2012, but then turned negative again in the second quarter of 2012. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. Within emerging markets, investors worried about slowing industrial production in China, which relies upon Europe as a key export market, and also about rising tension between Japan and China, which dampened sales of Japanese goods in China.

The relatively positive outlook for the U.S. economy generally resulted in strong returns for both large-cap and small-cap domestic stocks. However, both developed and emerging international stocks posted losses for the period in U.S. dollar terms.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

The relatively positive outlook for the U.S. economy generally resulted in strong returns for both large-cap and small-cap domestic stocks.

4	Wells Fargo Advantage Absolute Return Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Absolute Return Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Absolute Return Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a positive total return.

Adviser

Wells Fargo Funds Management, LLC

Portfolio managers1

Ben Inker, CFA

Sam Wilderman, CFA

Average annual total returns2 (%) as of September 30, 2012

		Including sales charge				Excluding sales charge				Expense ratios[3] (%)
	Inception date	Since class inception*	1 year	5 year	Since 7-23-03	Since class inception*	1 year	5 year	Since 7-23-03	Gross	Net[4]
Class A (WARAX)	3-1-12	(4.24)	3.80	2.49	9.07	1.60	10.14	3.71	9.78	1.66	1.66
Class C (WARCX)	3-1-12	0.10	8.26	2.92	8.95	1.10	9.26	2.92	8.95	2.41	2.41
Administrator Class (WARDX)	3-1-12	–		–	–	1.70	10.33	3.87	9.96	1.50	1.48
MSCI World Index (Net)[5]	–	–		–	–	2.14	21.59	(2.15)	6.50	–	–
Consumer Price Index[6]	–	–		–	–	1.64	1.99	2.11	2.54	–	–

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Absolute return funds are not intended to outperform stocks and bonds in strong markets, and there is no guarantee of positive returns or that the Fund’s objectives will be achieved. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Alternative investments such as commodities, real estate, and short strategies are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Absolute Return Fund	7

Growth of $10,000 investment[7] as of September 30, 2012

1.	The Fund invests substantially all of its investable assets directly in GMO Benchmark-Free Allocation Fund, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr. Wilderman, employees of GMO have been responsible for coordinating the portfolio management of GMO Benchmark-Free Allocation Fund since 2003 and 2012, respectively.

2.	Historical performance shown for Class A, Class C, and Administrator Class prior to their inception is based on the performance of the Class III shares of GMO Benchmark-Free Allocation Fund (GBMFX), in which the Fund invests substantially all of its investable assets.The inception date of GMO Benchmark-Free Allocation Fund Class II shares is July 23, 2003. Returns for the Class III shares do not reflect GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to Class A, Class C, and Administrator Class at their inception. These ratios were 1.66% for Class A, 2.41% for Class C, and 1.50% for the Administrator Class.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund (including the expenses of GMO Benchmark-Free Allocation Fund), at 0.80% for Class A, 1.55% for Class C, and 0.60% for Administrator Class. Without these caps, the Fund’s returns would have been lower.

5.	The Morgan Stanley Capital International World Index (Net) (“MSCI World Index (Net)”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index.

6.	The Consumer Price Index for All Urban Consumers in U.S. All Items (Consumer Price Index) is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares since July 23, 2003, with the performance of the MSCI World Index (Net) and Consumer Price Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The long-term holdings are calculated based on the value of the securities in the GMO Benchmark-Free Allocation Fund allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Portfolio allocation is subject to change and represents the portfolio allocation of the GMO Benchmark-Free Allocation Fund, which is calculated based on the total long-term investments of the GMO Benchmark-Free Allocation Fund.

8	Wells Fargo Advantage Absolute Return Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund posted a positive return for the seven month period that ended September 30, 2012.

■	Our decision to emphasize high-quality stocks helped total returns, while our allocation to international and emerging markets stocks detracted from performance.

■	Our allocations to emerging markets debt and asset-backed securities added to performance.

■	Our allocation to absolute return strategies, particularly the GMO Alpha Only Fund, added to performance.

Exposures to U.S. stocks, corporate bonds, and alternative assets provided positive returns during a time when markets were experiencing turbulence in Europe, followed by promises of monetary easing by central banks around the globe.

Sovereign debt fears remained at the forefront of investors’ concerns in 2012. As bond yields spiked in Italy and Spain, the promise of unlimited bond purchases by the European Central Bank seemed to calm investor fears and buoy equity prices. International value names, particularly in European periphery countries like Italy and Spain, were initially hurt by these concerns, so we were able to add to these names at more attractive valuations. In the U.S., stocks rallied despite fairly tepid economic news as investors anticipated further easing by the Federal Reserve (Fed). At the Fed’s September meeting, the central bank promised further monetary easing, including additional asset purchases and keeping interest rates low for an extended period.

Our allocation to high-quality stocks contributed to returns. Against a backdrop of disappointing economic news and earnings and revenue guidance from companies, our allocations to international and emerging markets stocks modestly detracted from performance.

Long-term holdings[8] (%) as of September 30, 2012
GMO Implementation Fund	52.95%
GMO Alpha Only Fund, Class IV	23.44%
GMO Alternative Asset Opportunity Fund	8.79%
GMO Debt Opportunities Fund, Class VI	5.84%
GMO Flexible Equities Fund, Class VI	3.81%
GMO Emerging Country Debt Fund, Class IV	2.44%
Toll Road Investment Part II, Series C, 0.00%, 02-15-37	0.01%
American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 1.23%, 11-23-52	0.00%

Within the fixed-income markets, we saw yields in the U.S. drop to 200-year lows; in the U.K., the yield on gilts fell to 300-year lows as investors reached for relatively sounder assets as concerns about Europe mounted. Bond yields did rise somewhat later in the seven-month period but remained at historically low levels. Bonds outperformed cash, and our allocation to cash-oriented strategies—the GMO Alpha Only Fund and the GMO Alternative Asset Opportunity Fund—modestly added to performance. Corporate bonds, including high yield, performed well as investors took advantage of their higher yields. The rally in corporate bonds extended to asset-backed securities and emerging markets bonds, and our allocations to those assets aided results.

We made a number of strategic changes during the period in response to changes in valuations.

We reduced our equity positions in early May as equities rallied and valuations started to fall. Our timing was quite good as equities had a difficult month in May. We added to them again in early June and maintained this weighting until early September when we decreased it again as valuations and mounting concerns related to Europe, China, and the U.S. fiscal cliff increased. Along the way, we also increased our allocation to credit through exposure to asset-backed securities and emerging country debt.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Advantage Absolute Return Fund	9

Portfolio allocation[9] as of September 30, 2012

The Fund is defensively positioned based on current valuations, but our positioning will change if valuations change.

The Fund is currently positioned in a modestly defensive fashion as we have exposure to equities but have plenty of room to add if equity prices fall and valuations improve. In our view, equities are neither especially cheap nor especially expensive with the exception of U.S. equities, which we believe are quite expensive. We have modest allocations to areas of the fixed-income and credit markets that we believe adequately compensate us for risk. The remainder of the portfolio is in strategies that should serve as a source of funds if more attractive opportunities come our way. Our value philosophy and belief in mean reversion entails buying assets as they become cheaper and selling assets when their valuations improve. Looking ahead, if stock prices fall and become more attractively valued, we would likely use the price decline as an opportunity to reinvest in our stock holdings. Conversely, if equity markets rally, we would expect to take that as an opportunity to trim our allocation and focus on more defensive areas of the market. We would expect to maintain an underweight to U.S. Treasury bonds as long as yields stay at these historically low levels.

Please see footnotes on page 7.

10	Wells Fargo Advantage Absolute Return Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,012.96	$3.93	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%
Class C
Actual	$1,000.00	$1,008.98	$7.68	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.72	1.53%
Administrator Class
Actual	$1,000.00	$1,013.96	$2.97	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$2.98	0.59%
Expenses Including GMO Benchmark-Free Allocation Fund
Class A
Actual	$1,000.00	$1,012.96	$9.41	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.65	$9.42	1.87%
Class C
Actual	$1,000.00	$1,008.98	$13.16	2.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.90	$13.18	2.62%
Administrator Class
Actual	$1,000.00	$1,013.96	$8.46	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47	1.68%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Absolute Return Fund	11

Security name	Shares	Value

Investment Companies: 97.79%
GMO Benchmark-Free Allocation Fund, Class MF	62,718,073	$1,546,627,677

Total Investment Companies (Cost $1,508,896,488)		1,546,627,677

Total investments in securities (Cost $1,508,896,488)*	97.79%	1,546,627,677
Other assets and liabilities, net	2.21	34,971,681

Total net assets	100.00%	$1,581,599,358

*	Cost for federal income tax purposes is $1,508,923,075 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$37,731,189
Gross unrealized depreciation	(26,587)

Net unrealized appreciation	$37,704,602

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Absolute Return Fund	Statement of assets and liabilities—September 30, 2012

Assets
Investment in investment company shares, at value (see cost below)	$1,546,627,677
Cash	10,401,425
Receivable for Fund shares sold	35,825,488
Prepaid expenses and other assets	62,262

Total assets	1,592,916,852

Liabilities
Payable for investments purchased	9,401,425
Payable for Fund shares redeemed	951,710
Advisory fee payable	257,873
Distribution fees payable	146,841
Due to other related parties	199,135
Accrued expenses and other liabilities	360,510

Total liabilities	11,317,494

Total net assets	$1,581,599,358

NET ASSETS CONSIST OF
Paid-in capital	$1,543,894,756
Accumulated net realized losses on investments	(26,587)
Net unrealized gains on investments	37,731,189

Total net assets	$1,581,599,358

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$398,556,745
Shares outstanding – Class A	39,229,756
Net asset value per share – Class A	$10.16
Maximum offering price per share – Class A2	$10.78
Net assets – Class C	$268,170,783
Shares outstanding – Class C	26,528,858
Net asset value per share – Class C	$10.11
Net assets – Administrator Class	$914,871,830
Shares outstanding – Administrator Class	89,981,188
Net asset value per share – Administrator Class	$10.17

Investment in investment company shares, at cost	$1,508,896,488

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2012[1]	Wells Fargo Advantage Absolute Return Fund	13

Investment income
Dividends	$1,816,296

Expenses
Advisory and fund level administration fee	945,032
Administration fees
Class A	308,783
Class C	176,222
Administrator Class	239,361
Shareholder servicing fees
Class A	296,906
Class C	169,444
Administrator Class	570,700
Distribution fees
Class C	508,331
Custody and accounting fees	12,249
Professional fees	35,250
Registration fees	31,818
Shareholder report expenses	138,942
Trustees’ fees and expenses	7,000
Other fees and expenses	13,498

Total expenses	3,453,536
Less: Fee waivers and/or expense reimbursements	(72,654)

Net expenses	3,380,882

Net investment loss	(1,564,586)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on sale of investment company shares	(26,587)
Net change in unrealized gains (losses) on investment company shares	37,731,189

Net realized and unrealized gains (losses) on investments	37,704,602

Net increase in net assets resulting from operations	$36,140,016

1.	For the seven months ended September 30, 2012. The Fund commenced operations on March 1, 2012.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Absolute Return Fund	Statement of changes in net assets

	Year ended September 30, 2012[1]

Operations
Net investment loss		$(1,564,586)
Net realized losses on investments		(26,587)
Net change in unrealized gains (losses) on investments		37,731,189

Net increase in net assets resulting from operations		36,140,016

Capital share transactions	Shares
Proceeds from shares sold
Class A	41,465,105	411,536,216
Class C	27,120,234	268,856,133
Administrator Class	95,466,895	948,258,360

		1,628,650,709

Payment for shares redeemed
Class A	(2,235,349)	(22,283,587)
Class C	(591,376)	(5,873,709)
Administrator Class	(5,485,707)	(55,034,071)

		(83,191,367)

Net increase in net assets resulting from capital share transactions		1,545,459,342

Total increase in net assets		1,581,599,358

Net assets
Beginning of period		0

End of period		$1,581,599,358

Undistributed net investment income		$0

1.	For the seven months ended September 30, 2012. The Fund commenced operations on March 1, 2012.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Absolute Return Fund	15

(For a share outstanding throughout the period)

CLASS A	Year ended September 30, 2012[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.02)[2]
Net realized and unrealized gains on investments	0.18

Total from investment operations	0.16
Net asset value, end of period	$10.16
Total return[3]	1.60%
Ratios to average net assets (annualized)
Gross expenses[4]	1.28%
Net expenses[4]	1.27%
Net expenses[5]	0.78%
Net investment loss	(0.36)%
Supplemental data
Portfolio turnover rate	0%
Net assets, end of period (000s omitted)	$398,557

1.	For the period from March 1, 2012 (commencement of class operations) to September 30, 2012.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Gross and net expense ratios include the expenses of GMO Benchmark-Free Allocation Fund.

5.	Ratio excludes the expenses of GMO Benchmark-Free Allocation Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Absolute Return Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS C	Year ended September 30, 2012[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.06)[2]
Net realized and unrealized gains on investments	0.17

Total from investment operations	0.11
Net asset value, end of period	$10.11
Total return[3]	1.10%
Ratios to average net assets (annualized)
Gross expenses[4]	2.03%
Net expenses[4]	2.02%
Net expenses[5]	1.53%
Net investment loss	(1.11)%
Supplemental data
Portfolio turnover rate	0%
Net assets, end of period (000s omitted)	$268,171

1.	For the period from March 1, 2012 (commencement of class operations) to September 30, 2012.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Gross and net expense ratios include the expenses of GMO Benchmark-Free Allocation Fund.

5.	Ratio excludes the expenses of GMO Benchmark-Free Allocation Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Absolute Return Fund	17

(For a share outstanding throughout the period)

ADMINISTRATOR CLASS	Year ended September 30, 2012[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.01)[2]
Net realized and unrealized gains on investments	0.18

Total from investment operations	0.17
Net asset value, end of period	$10.17
Total return[3]	1.70%
Ratios to average net assets (annualized)
Gross expenses[4]	1.11%
Net expenses[4]	1.08%
Net expenses[5]	0.59%
Net investment loss	(0.16)%
Supplemental data
Portfolio turnover rate	0%
Net assets, end of period (000s omitted)	$914,872

1.	For the period from March 1, 2012 (commencement of class operations) to September 30, 2012.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

4.	Gross and net expense ratios include the expenses of GMO Benchmark-Free Allocation Fund.

5.	Ratio excludes the expenses of GMO Benchmark-Free Allocation Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Absolute Return Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Absolute Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests substantially all of its investable assets in the GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund is a fund-of-funds that invests primarily in shares of other GMO-managed mutual funds (“underlying funds”), which may include U.S. and foreign equity funds, U.S. and foreign fixed income funds and funds with various specialized investment programs, including funds that invest in alternative asset classes, funds that pursue “real return” strategies that seek to outperform cash benchmarks, and funds designed to complement broader asset allocation strategies rather than serving as standalone investments. Benchmark-Free Allocation Fund may also hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. As of September 30, 2012, the Fund owned 77% of Benchmark-Free Allocation Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

The Fund values its investment in Benchmark-Free Allocation Fund at net asset value. The valuation of investments in securities and the underlying funds held by Benchmark-Free Allocation Fund is discussed in the annual report of Benchmark-Free Allocation Fund which is included in the mailing of this shareholder report. An unaudited Statement of Assets and Liabilities and unaudited Schedule of Investments for Benchmark-Free Allocation Fund as of September 30, 2012 have also been included as an Appendix in this report for your reference.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio holdings that the Valuation Committee deems necessary in determining the fair value of portfolio holdings, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Investment transactions and income recognition

Income dividends and capital gain distributions from Benchmark-Free Allocation Fund are recorded on the ex-dividend date. Capital gain distributions from Benchmark-Free Allocation Fund are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund’s income and federal excise tax returns and all financial records supporting those returns since the Fund’s commencement of operations will be subject to examination by the federal and Delaware revenue authorities.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent

Notes to financial statements	Wells Fargo Advantage Absolute Return Fund	19

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss
$(1,564,586)	$1,564,586

The Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, Level 2 inputs were used in valuing the Fund’s investment in Benchmark-Free Allocation Fund.

Transfers in and transfers out are recognized at the end of the reporting period. For the period ended September 30, 2012, the Fund did not have any transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory and administration fee

The Trust has entered into an advisory and administration contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory and fund level administration fee starting at 0.225% and declining to 0.175% as the average daily net assets of the Fund increase. For the period ended September 30, 2012, the advisory and fund level administration fee was equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

20	Wells Fargo Advantage Absolute Return Fund	Notes to financial statements

Funds Management also provides class level administration services which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual class level administration fee of 0.26% of the average daily net assets each of Class A and Class C shares and an annual fee of 0.10% of the average daily net assets of Administrator Class shares.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A, 1.55% for Class C, and 0.60% for Administrator Class.

Expenses in Benchmark-Free Allocation Fund

Because the Fund invests substantially all of its assets in Benchmark-Free Allocation Fund, the shareholders of the Fund bear the fees and expense of Benchmark-Free Allocation Fund in which the Fund invests. Such expenses are not included in the Statement of Operations but are incurred indirectly because they are considered in the calculation of the net asset value of Benchmark-Free Allocation Fund. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the period ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $455,593 from the sale of Class A shares and $2,119 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class is charged a fee at an annual rate of 0.25% of its respective average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT TRANSACTIONS

For the period ended September 30, 2012, the Fund made aggregate purchases and sales of $1,508,210,119 and $1,103,339, respectively, in its investment in Benchmark-Free Allocation Fund.

As a result of its investment in Benchmark-Free Allocation Fund, the Fund incurs purchase premium and redemption fees. These purchase premium and redemption fees are paid by the Fund to Benchmark-Free Allocation Fund to help offset estimated portfolio transaction and related costs incurred as a result of a purchase or redemption order by allocating estimated transaction costs to the purchasing or redeeming shareholder. Prior to June 30, 2012, the Fund was charged 0.09% for purchases and redemptions. The Fund is currently charged 0.12% for purchases and redemptions which are reflected in paid in capital. GMO reassesses these fees annually.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the period ended September 30, 2012, the Fund paid $171 in commitment fees.

For the period ended September 30, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid to shareholders for the period ended September 30, 2012.

As of September 30, 2012, the components of distributable earnings on a tax basis consisted of $37,704,602 of unrealized gains.

Notes to financial statements	Wells Fargo Advantage Absolute Return Fund	21

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

22	Wells Fargo Advantage Absolute Return Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Absolute Return Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from March 1, 2012 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Absolute Return Fund as of September 30, 2012, the results of its operations, changes in its net assets, and the financial highlights for the period noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

Other information (unaudited)	Wells Fargo Advantage Absolute Return Fund	23

TAX INFORMATION

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage Absolute Return Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Absolute Return Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Jeremy DePalma (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage Absolute Return Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

APPENDIX

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

September 30, 2012 (Unaudited)

Shares/ Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100%

	Affiliated Issuers — 100.0%
19,611,822	GMO Alpha Only Fund, Class IV	481,470,233
6,001,777	GMO Alternative Asset Opportunity Fund	180,533,450
4,477,749	GMO Debt Opportunities Fund, Class VI	119,869,335
4,827,943	GMO Emerging Country Debt Fund, Class IV	50,065,769
4,595,170	GMO Flexible Equities Fund, Class VI	78,301,701
103,573,343	GMO Implementation Fund	1,087,520,104

	TOTAL MUTUAL FUNDS (COST $1,954,830,789)	1,997,760,592

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
	CMBS Collateralized Debt Obligations — 0.0%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.23%, due 11/23/52	3,998

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	182,500

	Total Asset-Backed Securities	186,498

	TOTAL DEBT OBLIGATIONS (COST $615,999)	186,498

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

September 30, 2012 (Unaudited)

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
41,708	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	41,708

	TOTAL SHORT-TERM INVESTMENTS (COST $41,708)	41,708

	TOTAL INVESTMENTS — 100.0% (Cost $1,955,488,496)	1,997,988,798
	Other Assets and Liabilities (net) — (0.0%)	(380,644)

	TOTAL NET ASSETS — 100.0%	$1,997,608,154

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

(a)	The rate disclosed is the 7 day net yield as of September 30, 2012. Note: Yield rounds to 0.00%.

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — September 30, 2012 (Unaudited)

Assets:
Investments in affiliated issuers, at value (cost $1,954,830,789)	$1,997,760,592
Investments in unaffiliated issuers, at value (cost $657,707)	228,206
Interest receivable	2,028
Receivable for expenses reimbursed by Manager	253,339

Total assets	1,998,244,165

Liabilities:
Payable to affiliate for:
Management fee	259,147
Shareholder service fee – Class III	82,064
Supplemental support fee – Class MF	193,503
Agents unaffiliated with the Manager	168
Accrued expenses	101,129

Total liabilities	636,011

Net assets	$1,997,608,154

Net assets consist of:
Paid-in capital	$2,010,443,938
Distributions in excess of net investment income	(689,393)
Accumulated net realized loss	(54,646,689)
Net unrealized appreciation	42,500,298

$1,997,608,154

Net assets attributable to:
Class III shares	$460,185,422

Class MF shares	$1,537,422,732

Shares outstanding:
Class III	18,655,875

Class MF	62,337,288

Net asset value per share:
Class III	$24.67

Class MF	$24.66

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212313 11-12 A260/AR260 09-12

Wells Fargo Advantage Asset Allocation Fund

Annual Report

September 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Asset Allocation Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Both large-cap and small-cap U.S. stocks strongly outperformed foreign stocks during the reporting period, while high-quality bonds posted moderate returns as developed market interest rates remained low.

Macroeconomic optimism faded as global growth slowed and worries rose.

In the summer and fall of 2011, prior to the 12-month period, global economic numbers supported the case for a gradual recovery. For example, real gross domestic product (GDP) growth for the U.S. was reported at 2.5% on an annualized basis in the second quarter of 2011 compared with the first quarter of 2011. Real GDP growth in the third quarter of 2011 was lower but nonetheless positive at 1.3% on an annualized basis compared with the second quarter of 2011. Comparable figures for the eurozone were lower but nonetheless positive.

However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the global financial system and economy. In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. The Greek agreement—combined with unprecedented support for eurozone banks by the European Central Bank (ECB)—appeared to temporarily calm investor concerns.

Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve (Fed) and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB later lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited

Letter to shareholders (unaudited)	Wells Fargo Advantage Asset Allocation Fund	3

amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

Central bank actions helped keep interest rates at historic lows throughout the period. As a result, high-quality bonds posted single-digit gains during the period. High-yield bonds, on the other hand, generated equity-like gains as yield-seeking investors were more willing to trade credit quality for income and as a continued low default rate reduced fears of principal loss.

U.S. stocks gained as the U.S. economy reported relatively solid news, but foreign stocks lagged.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012 and a 1.3% annualized rate in the second quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.9% in October 2011 to 7.8% in September 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.) The relatively positive outlook for the U.S. economy generally resulted in a strong stock market, with large-cap stocks as measured by the S&P 500 Index1 gaining 30% for the 12-month reporting period and small-cap stocks as measured by the Russell 2000® Index2 gaining 32%.

Outside of the U.S., the picture was decidedly less positive. Economic growth for the 17 countries that comprise the eurozone turned negative in the fourth quarter of 2011, came in flat for the first quarter of 2012, but then turned negative again in the second quarter of 2012. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. Within emerging markets, investors worried about slowing industrial production in China, which relies upon Europe as a key export market, and also about rising tension between Japan and China, which dampened sales of Japanese goods in China. International stocks as measured by the MSCI EAFE Index3 returned 10% for the 12-month reporting period, and emerging markets stocks as measured by the MSCI Emerging Market Index (Net)4 returned 17%.

The relatively positive outlook for the U.S. economy generally resulted in a strong stock market, with large-cap stocks as measured by the S&P 500 Index gaining 30% for the 12-month reporting period and small-cap stocks as measured by the Russell 2000® Index gaining 32%.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

4	Wells Fargo Advantage Asset Allocation Fund	Letter to shareholders (unaudited)

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Asset Allocation Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Portfolio managers

Ben Inker, CFA1

Sam Wilderman, CFA1

Average annual total returns2 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EAAFX)	7-29-96	6.05	1.14	7.14	12.48	2.35	7.77	1.33	1.33
Class B (EABFX)*	10-3-02	6.61	1.27	7.25	11.61	1.58	7.25	2.08	2.08
Class C (EACFX)	10-3-02	10.64	1.59	7.01	11.64	1.59	7.01	2.08	2.08
Class R (EAXFX)	10-10-03	–	–	–	12.16	2.10	7.53	1.58	1.58
Administrator Class (EAIFX)	10-3-02	–	–	–	12.74	2.59	8.06	1.17	1.13
GMO Global Balanced Index[5]	–	–	–	–	15.59	1.41	7.19	–	–
Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	5.16	6.53	5.32	–	–
MSCI All Country World Index (Net)[7]	–	–	–	–	20.98	(2.07)	8.61	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Alternative investments such as real estate, foreign currency, and natural resources are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high yield securities risk, mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The Fund invests substantially all of its assets in Asset Allocation Trust, an open-end management investment company having the same investment objective and strategy as the Fund. Any portfolio data shown for the Fund represents that of the Asset Allocation Trust.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Asset Allocation Fund	7

Growth of $10,000 investment[8] as of September 30, 2012

1.	The Fund invests substantially all of its assets directly in Asset Allocation Trust, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr. Wilderman, senior members of GMO’s Asset Allocation Division, are responsible for coordinating the portfolio management of Asset Allocation Trust.

2.	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund. Historical performance shown for Class B, Class C, and Class R shares prior to their inception reflects the performance of Class A, adjusted to reflect the higher expenses applicable to Class B, Class C, and Class R shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher. Historical performance for Class A prior to October 3, 2002, is based on the performance of Class III of the Evergreen Asset Allocation Fund’s predecessor, GMO Global Balanced Allocation Fund (the “GMO Fund”). Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown would have been lower.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R, and 0.64% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of the Asset Allocation Trust), and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The GMO Global Balanced Index is a composite benchmark computed by GMO. Since May 1, 2007, the GMO Global Balanced Index is comprised of 65% MSCI All Country World Index (Net), and 35% Barclays U.S. Aggregate Bond Index. Prior to May 1, 2007, it was composed of 48.75% S&P 500 Index, 16.25% MSCI All Country World ex-US Index, and 35% Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

7.	The MSCI All Country World Index (Net) (MSCI ACWI Index (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

8.	The chart compares the performance of Class A shares for the most recent ten years with the GMO Global Balanced Index, Barclays U.S. Aggregate Bond Index and MSCI All Country World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

9.	The ten largest holdings are calculated based on the value of the securities of the Asset Allocation Trust divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

10.	Portfolio allocation is subject to change and represents the portfolio allocation of the Asset Allocation Trust which is calculated based on the total long-term investments of the Asset Allocation Trust.

8	Wells Fargo Advantage Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the benchmark, the GMO Global Balanced Index, for the 12-month period that ended September 30, 2012.

■	Our asset allocation decisions detracted from relative results, in part due to an overweight to international equities and an underweight to bonds, generally.

■	Our stock selection within our equity portfolios also detracted from performance as value and high-quality-oriented equities underperformed.

■	Our security selection within our fixed-income portfolios added to returns as our bond models and allocation to asset-backed securities outperformed.

The Fund underperformed its benchmark during the period as riskier assets performed well in the second half of the 12-month period, largely on the back of anticipated quantitative easing by central banks around the globe. In this environment, fundamentals seemed to matter less and riskier, more expensive areas of the market were rewarded.

Sovereign debt fears remained at the forefront of investors’ concerns in 2012. As bond yields spiked in Italy and Spain, the promise of unlimited bond purchases by the European Central Bank seemed to calm investor fears and buoy equity prices. International value names, particularly in European periphery countries like Italy and Spain, were initially hurt by these concerns, so we were able to add to these names at more attractive valuations. In the U.S., stocks rallied despite fairly tepid economic news as investors anticipated further easing by the U.S. Federal Reserve (Fed). At the Fed’s September meeting, the central bank promised further monetary easing, including additional asset purchases and keeping interest rates low for an extended period.

Ten largest holdings[9] (%) as of September 30, 2012
GMO U.S. Flexible Equities Fund Class VI	23.41
GMO Alpha Only Fund Class IV	14.99
GMO Strategic Fixed Income Fund Class VI	13.54
GMO International Core Equity Fund Class VI	11.91
GMO Emerging Markets Fund Class VI	9.62
GMO Currency Hedged International Equity Fund Class III	7.88
GMO International Intrinsic Value Fund Class IV	5.95
GMO Special Situations Fund Class VI	4.18
GMO Emerging Country Debt Fund Class IV	2.57
GMO Debt Opportunities Fund	2.22

Against a backdrop of disappointing economic news and earnings and revenue guidance from companies, we were underweight U.S. equities. That underweight negatively affected relative results as the market rallied. In addition, investors’ focus on liquidity generally rewarded smaller-capitalization and more volatile stocks at the expense of more fundamentally sound and high-quality-oriented stocks, which negatively affected our high-quality holdings.

Within the fixed-income markets, we saw yields in the U.S. drop to 200-year lows; in the U.K., the yield on gilts fell to 300-year lows as investors reached for relatively sounder assets as concerns about Europe mounted. Bond yields did rise somewhat later in the 12-month period but remained at historically low levels. Bonds outperformed cash, and our overweight to cash-oriented strategies—the GMO Alpha Only Fund and the GMO Alternative Asset Opportunity Fund—hurt relative performance. Corporate bonds, including high yield bonds, performed well as investors took advantage of their higher yields. The rally in corporate bonds extended to asset-backed securities, and our allocation to those securities aided the Fund’s returns.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Asset Allocation Fund	9

Portfolio allocation[10] as of September 30, 2012

The Fund is defensively positioned based on current valuations, but our positioning will change if valuations change.

The Fund is currently positioned in a modestly defensive fashion, as we are slightly underweight in equities versus the benchmark. The equities we do own are slightly expensive compared with our estimate of their fair value, but we believe their valuations are still much better than what we saw in 2007, prior to the global financial crisis. Our value philosophy and belief in mean reversion entails buying assets as they become cheaper and selling assets when their valuations improve. Looking ahead, if stock prices fall and become more attractively valued, we would use the price decline as an opportunity to reinvest in our stock holdings. Conversely, if equity markets rally, we will take that as an opportunity to trim our allocation and focus on more defensive areas of the market. We will likely maintain an underweight in U.S. Treasury bonds as long as yields stay at these historically low levels.

Please see footnotes on page 7.

10	Wells Fargo Advantage Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Asset Allocation Fund	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,020.55	$4.24	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.24	0.84%
Class B
Actual	$1,000.00	$1,016.05	$8.01	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.02	1.59%
Class C
Actual	$1,000.00	$1,017.23	$8.02	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.02	1.59%
Class R
Actual	$1,000.00	$1,019.17	$5.50	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.50	1.09%
Administrator Class
Actual	$1,000.00	$1,022.00	$3.13	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.13	0.62%

Fund expenses (unaudited)	Wells Fargo Advantage Asset Allocation Fund	11

Wells Fargo Advantage Asset Allocation Fund including underlying fund expenses	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,020.55	$7.17	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.16	1.42%
Class B
Actual	$1,000.00	$1,016.05	$10.94	2.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.15	$10.93	2.17%
Class C
Actual	$1,000.00	$1,017.23	$10.94	2.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.15	$10.93	2.17%
Class R
Actual	$1,000.00	$1,019.17	$8.43	1.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.42	1.67%
Administrator Class
Actual	$1,000.00	$1,022.00	$6.07	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Asset Allocation Trust
Actual	$1,000.00	$1,024.86	$0.00	0.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00	0.00%
Asset Allocation Trust including underlying fund expenses
Actual	$1,000.00	$1,024.86	$2.94	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93	0.58%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12	Wells Fargo Advantage Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Investment Companies: 100.15%
Asset Allocation Trust (l)	543,874,202	$7,174,474,053

Total Investment Companies (Cost $6,008,893,799)		7,174,474,053

Total investments in securities	100.15%	7,174,474,053
(Cost $6,008,893,799)*
Other assets and liabilities, net	(0.15)	(10,760,371)

Total net assets	100.00%	$7,163,713,682

(l)	Investment in an affiliate

*	Cost for federal income tax purposes is $6,009,069,392 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,165,404,661
Gross unrealized depreciation	0

Net unrealized appreciation	$1,165,404,661

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2012	Wells Fargo Advantage Asset Allocation Fund	13

Assets
Investment in investment company shares, at value (see cost below)	$7,174,474,053
Receivable for Fund shares sold	10,014,449
Prepaid expenses and other assets	58,042

Total assets	7,184,546,544

Liabilities
Payable for Fund shares redeemed	13,510,760
Advisory fee payable	1,294,190
Distribution fees payable	2,126,608
Due to other related parties	1,961,872
Shareholder servicing fees payable	1,528,602
Accrued expenses and other liabilities	410,830

Total liabilities	20,832,862

Total net assets	$7,163,713,682

NET ASSETS CONSIST OF
Paid-in capital	$5,978,785,328
Undistributed net investment income	19,523,693
Accumulated net realized losses on investments	(175,593)
Net unrealized gains on investments	1,165,580,254

Total net assets	$7,163,713,682

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,307,609,390
Shares outstanding – Class A	178,774,872
Net asset value per share – Class A	$12.91
Maximum offering price per share – Class A2	$13.70
Net assets – Class B	$659,185,903
Shares outstanding – Class B	52,053,770
Net asset value per share – Class B	$12.66
Net assets – Class C	$2,604,437,980
Shares outstanding – Class C	210,081,751
Net asset value per share – Class C	$12.40
Net assets – Class R	$29,898,856
Shares outstanding – Class R	2,343,475
Net asset value per share – Class R	$12.76
Net assets – Administrator Class	$1,562,581,553
Shares outstanding – Administrator Class	120,125,709
Net asset value per share – Administrator Class	$13.01

Investment in investment company shares, at cost	$6,008,893,799

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asset Allocation Fund	Statement of operations—year ended September 30, 2012

Investment income	$0

Expenses
Advisory fee	16,346,722
Administration fees
Fund level	6,936,503
Class A	6,106,665
Class B	2,026,652
Class C	7,012,243
Class R	71,781
Administrator Class	1,574,636
Shareholder servicing fees
Class A	5,871,793
Class B	1,938,675
Class C	6,742,542
Class R	69,020
Administrator Class	3,391,856
Distribution fees
Class B	5,846,112
Class C	20,227,625
Class R	69,020
Custody and accounting fees	291,044
Professional fees	10,541
Registration fees	133,493
Shareholder report expenses	424,487
Trustees’ fees and expenses	13,119
Other fees and expenses	250,225

Total expenses	85,354,754
Less: Fee waivers and/or expense reimbursements	(358,868)

Net expenses	84,995,886

Net investment loss	(84,995,886)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	256,883,512
Net change in unrealized gains (losses) on investments	673,583,459

Net realized and unrealized gain (losses) on investments	930,466,971

Net increase in net assets resulting from operations	$845,471,085

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Asset Allocation Fund	15

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment loss		$(84,995,886)		$(99,122,986)
Net realized gains on investments		256,883,512		183,667,716
Net change in unrealized gains (losses) on investments		673,583,459		4,899,271

Net increase in net assets resulting from operations		845,471,085		89,444,001

Distributions to shareholders from
Net investment income
Class A		(45,876,928)		(31,605,936)
Class B		(14,725,864)		(6,042,152)
Class C		(46,825,513)		(16,402,935)
Class R		(472,123)		(237,503)
Administrator Class		(30,062,044)		(19,306,658)
Tax basis return of capital
Class A		0		(5,254,770)
Class B		0		(2,316,998)
Class C		0		(6,485,273)
Class R		0		(47,049)
Administrator Class		0		(2,626,629)

Total distributions to shareholders		(137,962,472)		(90,325,903)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	35,814,683	441,038,146	36,452,037	445,536,399
Class B	199,710	2,414,348	313,944	3,787,270
Class C	14,868,940	176,064,142	18,849,205	222,844,817
Class R	751,747	9,178,937	574,211	6,964,858
Administrator Class	55,690,272	692,044,409	81,397,626	995,135,771

		1,320,739,982		1,674,269,115

Reinvestment of distributions
Class A	3,440,601	40,977,565	2,695,299	32,316,658
Class B	1,155,830	13,592,564	647,008	7,692,926
Class C	2,952,848	33,987,278	1,402,058	16,319,948
Class R	32,735	386,274	19,079	226,859
Administrator Class	1,864,375	22,353,857	1,340,622	16,141,091

		111,297,538		72,697,482

Payment for shares redeemed
Class A	(60,125,371)	(742,819,659)	(91,092,267)	(1,105,213,800)
Class B	(28,824,391)	(349,243,360)	(29,535,465)	(357,644,777)
Class C	(49,864,468)	(592,532,288)	(67,919,375)	(803,511,229)
Class R	(475,851)	(5,831,829)	(350,894)	(4,260,047)
Administrator Class	(58,332,737)	(722,431,554)	(30,302,702)	(371,641,483)

		(2,412,858,690)		(2,642,271,336)

Net decrease in net assets resulting from capital share transactions		(980,821,170)		(895,304,739)

Total decrease in net assets		(273,312,557)		(896,186,641)

Net assets
Beginning of period		7,437,026,239		8,333,212,880

End of period		$7,163,713,682		$7,437,026,239

Undistributed (accumulated) net investment income (loss)		$19,523,693		$(162,794)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
CLASS A	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.70	$11.76	$11.37	$9.38	$14.91	$14.81
Net investment income (loss)	(0.12)	(0.09)	(0.08)	(0.08)	(0.11)[3]	0.27
Net realized and unrealized gains (losses) on investments	1.56	0.20	0.47	2.34	(3.17)	0.77

Total from investment operations	1.44	0.11	0.39	2.26	(3.28)	1.04
Distributions to shareholders from
Net investment income	(0.23)	(0.14)	(0.00)[4]	(0.27)	(1.08)	(0.58)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.23)	(0.17)	(0.00)[4]	(0.27)	(2.25)	(0.94)
Net asset value, end of period	$12.91	$11.70	$11.76	$11.37	$9.38	$14.91
Total return[5]	12.48%	0.94%	3.45%	24.10%	(22.31)%	7.09%
Ratios to average net assets (annualized)
Gross expenses[6]	0.84%	0.85%	0.85%	0.87%	0.82%	0.84%
Net expenses[6]	0.84%	0.84%	0.85%	0.87%	0.81%	0.81%
Net investment income (loss)	(0.84)%	(0.84)%	(0.85)%	(0.87)%	(0.81)%	1.73%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$2,307,609	$2,336,095	$2,957,689	$3,077,187	$2,640,410	$4,405,430

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asset Allocation Fund	17

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
CLASS B	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.54	$11.60	$11.27	$9.30	$14.75	$14.65
Net investment income (loss)	(0.19)[3]	(0.19)[3]	(0.14)	(0.17)	(0.20)[3]	0.15
Net realized and unrealized gains (losses) on investments	1.51	0.21	0.47	2.32	(3.13)	0.77

Total from investment operations	1.32	0.02	0.33	2.15	(3.33)	0.92
Distributions to shareholders from
Net investment income	(0.20)	(0.07)	(0.00)[4]	(0.18)	(0.95)	(0.46)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.20)	(0.08)	(0.00)[4]	(0.18)	(2.12)	(0.82)
Net asset value, end of period	$12.66	$11.54	$11.60	$11.27	$9.30	$14.75
Total return[5]	11.61%	0.17%	2.95%	23.14%	(22.94)%	6.33%
Ratios to average net assets (annualized)
Gross expenses[6]	1.59%	1.60%	1.60%	1.62%	1.56%	1.54%
Net expenses[6]	1.59%	1.59%	1.59%	1.62%	1.56%	1.54%
Net investment income (loss)	(1.59)%	(1.59)%	(1.59)%	(1.62)%	(1.56)%	0.91%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$659,186	$917,860	$1,253,485	$1,415,023	$1,369,657	$2,131,841

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
CLASS C	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.30	$11.36	$11.04	$9.12	$14.47	$14.39
Net investment income (loss)	(0.19)[3]	(0.19)[3]	(0.14)	(0.16)	(0.20)[3]	0.16
Net realized and unrealized gains (losses) on investments	1.49	0.21	0.46	2.27	(3.06)	0.74

Total from investment operations	1.30	0.02	0.32	2.11	(3.26)	0.90
Distributions to shareholders from
Net investment income	(0.20)	(0.07)	(0.00)[4]	(0.19)	(0.92)	(0.46)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.20)	(0.08)	(0.00)[4]	(0.19)	(2.09)	(0.82)
Net asset value, end of period	$12.40	$11.30	$11.36	$11.04	$9.12	$14.47
Total return[5]	11.64%	0.18%	2.92%	23.08%	(22.85)%	6.29%
Ratios to average net assets (annualized)
Gross expenses[6]	1.59%	1.60%	1.60%	1.62%	1.56%	1.54%
Net expenses[6]	1.59%	1.59%	1.60%	1.62%	1.56%	1.54%
Net investment income (loss)	(1.59)%	(1.59)%	(1.60)%	(1.62)%	(1.56)%	1.01%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$2,604,438	$2,736,064	$3,290,791	$3,490,657	$3,019,585	$4,666,033

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asset Allocation Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
CLASS R	2012	2011	2010[1] ,[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.59	$11.66	$11.29	$9.32	$14.82	$14.73
Net investment income (loss)	(0.13)[3]	(0.10)	(0.06)	(0.11)[3]	(0.14)[3]	0.25
Net realized and unrealized gains (losses) on investments	1.52	0.19	0.43	2.33	(3.15)	0.75

Total from investment operations	1.39	0.09	0.37	2.22	(3.29)	1.00
Distributions to shareholders from
Net investment income	(0.22)	(0.13)	(0.00)[4]	(0.25)	(1.04)	(0.55)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.22)	(0.16)	(0.00)[4]	(0.25)	(2.21)	(0.91)
Net asset value, end of period	$12.76	$11.59	$11.66	$11.29	$9.32	$14.82
Total return[5]	12.16%	0.71%	3.30%	23.77%	(22.52)%	6.83%
Ratios to average net assets (annualized)
Gross expenses[6]	1.09%	1.09%	1.10%	1.12%	1.06%	1.04%
Net expenses[6]	1.09%	1.09%	1.09%	1.12%	1.06%	1.04%
Net investment income (loss)	(1.09)%	(1.09)%	(1.09)%	(1.12)%	(1.06)%	1.61%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$29,899	$23,580	$20,893	$16,279	$11,035	$12,935

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
ADMINISTRATOR CLASS	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.77	$11.84	$11.42	$9.42	$14.99	$14.90
Net investment income (loss)	(0.09)	(0.08)[3]	(0.01)	(0.06)[3]	(0.07)[3]	0.31
Net realized and unrealized gains (losses) on investments	1.57	0.22	0.43	2.36	(3.20)	0.77

Total from investment operations	1.48	0.14	0.42	2.30	(3.27)	1.08
Distributions to shareholders from
Net investment income	(0.24)	(0.17)	(0.00)[4]	(0.30)	(1.13)	(0.63)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.04)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.24)	(0.21)	(0.00)[4]	(0.30)	(2.30)	(0.99)
Net asset value, end of period	$13.01	$11.77	$11.84	$11.42	$9.42	$14.99
Total return[5]	12.74%	1.12%	3.70%	24.40%	(22.12)%	7.29%
Ratios to average net assets (annualized)
Gross expenses[6]	0.64%	0.65%	0.63%	0.62%	0.57%	0.54%
Net expenses[6]	0.62%	0.63%	0.60%	0.62%	0.57%	0.54%
Net investment income (loss)	(0.62)%	(0.63)%	(0.60)%	(0.62)%	(0.56)%	2.18%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$1,562,582	$1,423,427	$810,355	$639,903	$348,394	$337,645

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Asset Allocation Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in Asset Allocation Trust, a fund-of-funds, which primarily allocates its investments among mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) investing in both U.S. and foreign equity and debt securities (“underlying funds”). At September 30, 2012, the Fund owned 100% of Asset Allocation Trust. The financial statements of Asset Allocation Trust, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation

The Fund values its investment in Asset Allocation Trust at net asset value. The valuation of investments in securities and the underlying funds held by Asset Allocation Trust is discussed in its Notes to Financial Statements, which is included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio holdings that the Valuation Committee deems necessary in determining the fair value of portfolio holdings, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Investment transactions and income recognition

Investment transactions are recorded on a trade date basis. Income dividends and capital gain distributions from Asset Allocation Trust are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposed of U.S. generally accepted accounting principles.

22	Wells Fargo Advantage Asset Allocation Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to deemed dividends received from Asset Allocation Trust. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$14,238,667	$242,644,845	$(256,883,512)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Notes to financial statements	Wells Fargo Advantage Asset Allocation Fund	23
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2012, Level 2 inputs were used in valuing the Fund’s investment in Asset Allocation Trust.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.25% and declining to 0.20% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.10% and declining to 0.06% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R, and 0.64% for Administrator Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $459,016 from the sale of Class A shares and $4,837, $417,793, and $48,360 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

For the year ended September 30, 2012, the Fund made aggregate purchases and sales of $82,781,706 and $1,282,452,535, respectively, in its investment into Asset Allocation Trust.

24	Wells Fargo Advantage Asset Allocation Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $14,552 in commitment fees.

During the year ended September 30, 2012, the Fund had average borrowings outstanding of $291,379 at an average rate of 1.45% and paid interest in the amount of $4,225.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

	Year ended September 30
	2012	2011
Ordinary income	$137,962,472	$73,595,184
Tax basis return of capital	0	16,730,719

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$19,679,489	$1,165,404,661

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Wells Fargo Advantage Asset Allocation Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Advantage Asset Allocation Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 2010 to September 30, 2010, and for each of the years in the three-year period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asset Allocation Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

26	Wells Fargo Advantage Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $137,962,472 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Asset Allocation Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Jeremy DePalma (Born 1974)	Treasurer, Since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Portfolio of investments—September 30, 2012	Asset Allocation Trust	29

Security name			Shares	Value

Investment Companies: 99.61%

Alternative & Others: 19.13%
GMO Alpha Only Fund Class IV ß			43,729,540	$1,073,560,199
GMO Special Situations Fund Class VI ß			11,476,875	299,087,366

				1,372,647,565

Emerging Equities: 9.60%
GMO Emerging Markets Fund Class VI ß			60,813,087	689,012,274

Fixed Income: 19.97%
GMO Debt Opportunities Fund ß			5,937,046	158,934,723
GMO Domestic Bond Fund Class VI ß			6,443,611	119,271,244
GMO Emerging Country Debt Fund Class IV ß			17,765,757	184,230,895
GMO Strategic Fixed Income Fund Class VI ß			57,798,131	969,852,630

				1,432,289,492

International Developed Equities: 27.53%
GMO Currency Hedged International Equity Fund Class III ß			25,095,810	564,153,806
GMO Flexible Equities Fund Class VI ß			7,741,043	131,907,371
GMO International Core Equity Fund Class VI ß			31,305,421	853,385,766
GMO International Intrinsic Value Fund Class IV ß			21,262,639	425,890,655

				1,975,337,598

U.S. Equities: 23.38%
GMO U.S. Flexible Equities Fund Class VI ß			160,026,122	1,677,073,760

Total Investment Companies (Cost $6,578,514,884)				7,146,360,689

	Interest rate	Maturity date	Principal
Short-Term Investments: 0.20%

Time Deposit: 0.20%
State Street Bank Euro Dollar	0.01%	10-1-12	$14,330,745	14,330,745

Total Short-Term Investments (Cost $14,330,745)				14,330,745

Total investments in securities
(Cost $6,592,845,629)*	99.81%	7,160,691,434
Other assets and liabilities, net	0.19	13,782,619

Total net assets	100.00%	$7,174,474,053

ß	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is the investment advisor to Asset Allocation Trust and the underlying fund.

†	Non-income-earning security.

*	Cost for federal income tax purposes is $6,983,376,430 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$614,860,384
Gross unrealized depreciation	(437,545,380)

Net unrealized appreciation	$177,315,004

The accompanying notes are an integral part of these financial statements.

30	Asset Allocation Trust	Statement of assets and liabilities—September 30, 2012

Assets
Investments
In affiliated investment company shares, at value (see cost below)	$7,146,360,689
In unaffiliated securities, at value (see cost below)	14,330,745

Total investments, at value (see cost below)	7,160,691,434
Receivable for investments sold	16,866,728
Receivable for dividends	12
Receivable from adviser	2,749

Total assets	7,177,560,923

Liabilities
Payable for Trust shares redeemed	3,065,790
Accrued expenses and other liabilities	21,080

Total liabilities	3,086,870

Total net assets	$7,174,474,053

NET ASSETS CONSIST OF
Paid-in capital	$7,488,123,498
Accumulated net realized losses on investments	(881,495,250)
Net unrealized gains on investments	567,845,805

Total net assets	$7,174,474,053

Shares outstanding (unlimited number of shares authorized)	543,874,202
Net asset value per share	$13.19

Investments in affiliated investment company shares, at cost	$6,578,514,884

Investments in unaffiliated securities, at cost	$14,330,745

Total investments, at cost	$6,592,845,629

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2012	Asset Allocation Trust	31

Investment income
Dividends from affiliated investment company shares	$230,769,999
Interest	2,828

Total investment income	230,772,827

Expenses
Custody and accounting fees	9,624
Professional fees	20,100
Shareholder report expenses	1,576
Other fees and expenses	2,057

Total expenses	33,357
Less: Fee waivers and/or expense reimbursements	(33,357)

Net expenses	0

Net investment income	230,772,827

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(6,168,437)
Sale of affiliated investment company shares	518,042,063
Capital gain distributions from affiliated investment company shares	127,121,378

Net realized gains on investments	638,995,004

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,430,090
Affiliated investment company shares	59,202,150

Net change in unrealized gains (losses) on investments	60,632,240

Net realized and unrealized gains (losses) on investments	699,627,244

Net increase in net assets resulting from operations	$930,400,071

The accompanying notes are an integral part of these financial statements.

32	Asset Allocation Trust	Statement of changes in net assets

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment income		$230,772,827		$136,029,249
Net realized gains (losses) on investments		638,995,004		(104,421,865)
Net change in unrealized gains (losses) on investments		60,632,240		139,427,278

Net increase in net assets resulting from operations		930,400,071		171,034,662

Capital share transactions	Shares		Shares
Contributions	6,569,879	81,893,870	4,375,457	52,431,056
Withdrawals	(102,771,308)	(1,285,518,325)	(95,008,135)	(1,125,526,095)

Net decrease in net assets resulting from capital share transactions		(1,203,624,455)		(1,073,095,039)

Total decrease in net assets		(273,224,384)		(902,060,377)

Net assets
Beginning of period		7,447,698,437		8,349,758,814

End of period		$7,174,474,053		$7,447,698,437

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Asset Allocation Trust	33

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$11.64	$11.43	$10.98	$8.77	$11.57	$11.57
Net investment income	0.42	0.21	0.12 [2]	0.24	0.70 [2]	0.42
Net realized and unrealized gains (losses) on investments	1.13	0.00 [3]	0.33	1.97	(3.15)	0.47

Total from investment operations	1.55	0.21	0.45	2.21	(2.45)	0.89
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.29)
Net realized gains	0.00	0.00	0.00	0.00	(0.35)	(0.60)

Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.35)	(0.89)
Net asset value, end of period	$13.19	$11.64	$11.43	$10.98	$8.77	$11.57
Total return[4]	13.32%	1.84%	4.10%	25.20%	(21.71)%	7.96%
Ratios to average net assets (annualized)
Gross expenses[5]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[5]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	3.10%	1.64%	1.48%	2.48%	6.78%	3.69%
Supplemental data
Portfolio turnover rate	31%	22%	15%	22%	63%	55%
Net assets, end of period (000s omitted)	$7,174,474	$7,447,698	$8,349,759	$8,635,057	$7,399,817	$11,516,725

1.	For the nine months ended September 30, 2010. The Trust changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

5.	Excludes expenses incurred indirectly through investment in underlying funds.

The accompanying notes are an integral part of these financial statements.

34	Asset Allocation Trust	Notes to financial statements

1. ORGANIZATION

Asset Allocation Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. The Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The Trust is only offered to Wells Fargo Advantage Asset Allocation Fund, a diversified series of Wells Fargo Funds Trust, an open-end management investment company, which was organized as a Delaware statutory trust on March 10, 1999.

The Trust operates as a “fund-of-funds” which primarily invests in shares of GMO managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

Prior to October 5, 2011, the Trust owned 100% of GMO Fixed Income Fund I, LLC (“GMO LLC”) and the financial statements and holdings of GMO LLC were consolidated with the Trust. As of the close of business on October 5, 2011, GMO Debt Opportunities Fund, a newly registered open-end management investment company created by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), acquired all of the securities from GMO LLC. In exchange, the Trust received shares of GMO Debt Opportunities Fund in an amount equal to the value of the securities acquired. The securities held in GMO LLC had a value of $146,420,940 at the time of the transaction. As a result, instead of owning interests in GMO LLC, the Trust now owns shares of GMO Debt Opportunities Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in the underlying open-end mutual funds are valued at the net asset value per share as reported by the underlying funds.

Securities previously held by GMO LLC were valued by brokers which used prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued prices are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. The securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Asset Allocation Trust	35

Investment transactions and income recognition

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Capital gain distributions from the underlying funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposed of U.S. generally accepted accounting principles.

Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Trust’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Trust’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, redemption in kind, recognition of partnership income, and dividends deemed paid. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$234,671,022	$(230,772,827)	$(3,898,195)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Trust may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of September 30, 2012, the Trust had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $490,964,449 with $421,475,137 expiring in 2017; $65,386,905 expiring in 2018; and $4,102,407 expiring in 2019.

36	Asset Allocation Trust	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Trust’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Trust’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Trust’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Investment companies	$5,011,264,840	$2,135,095,849	$0	$7,146,360,689

Short-term investments
Time deposit	0	14,330,745	0	14,330,745
	$5,011,264,840	$2,149,426,594	$0	$7,160,691,434

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Trust did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

GMO, a private company founded in 1977, is the adviser to the Trust. GMO also serves as adviser to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO–managed funds, including its indirect share of management or other fees paid to GMO.

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), serves as the administrator to the Trust. As administrator, Funds Management provides the Trust with facilities, equipment and personnel. Funds Management receives no compensation from the Trust for its services. During the year ended September 30, 2012, Funds Management voluntarily reimbursed the Trust for expenses in the amount of $33,357.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short term securities, for the year ended September 30, 2012 were $2,319,591,628 and $3,100,635,788, respectively.

Notes to financial statements	Asset Allocation Trust	37

6. INVESTMENTS IN AFFILIATES

A summary of the transactions with affiliates for the year ended September 30, 2012 was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated investment shares	Capital gain distributions
GMO Alpha Only Fund Class IV	33,333,819	15,651,052	(5,255,331)	43,729,540	$1,073,560,199	$13,953,390	$0
GMO Currency Hedged International Equity Fund Class III	0	39,926,358	(14,830,548)	25,095,810	564,153,806	5,951,704	6,169,860
GMO Debt Opportunities Fund	0	5,999,803	(62,757)	5,937,046	158,934,723	1,500,158	2,065,655
GMO Domestic Bond Fund Class VI	57,992,507	0	(51,548,896)	6,443,611	119,271,244	1,671,140	0
GMO Emerging Country Debt Fund Class IV	9,629,410	8,136,347	0	17,765,757	184,230,895	10,644,146	0
GMO Emerging Markets Fund Class VI	75,279,899	17,549,814	(32,016,626)	60,813,087	689,012,274	12,607,184	35,177,733
GMO Flexible Equities Fund Class VI	15,750,490	1,833,926	(9,843,373)	7,741,043	131,907,371	834,183	0
GMO International Core Equity Fund Class VI	33,440,297	6,162,696	(8,297,572)	31,305,421	853,385,766	27,211,553	0
GMO International Growth Equity Fund Class IV	14,385,433	98,098	(14,483,531)	0	0	2,004,556	0
GMO International Intrinsic Value Fund Class IV	21,876,943	10,982,879	(11,597,183)	21,262,639	425,890,655	9,348,321	0
GMO Quality Equity Fund Class VI	96,494,722	9,763,383	(106,258,105)	0	0	41,753,343	83,705,840
GMO Special Situations Fund Class VI	11,298,523	1,884,829	(1,706,477)	11,476,875	299,087,366	0	0
GMO Strategic Fixed Income Fund Class VI	76,157,632	10,910,106	(29,269,607)	57,798,131	969,852,630	103,286,912	0
GMO U.S. Flexible Equities Fund Class VI	0	194,899,104	(34,872,982)	160,026,122	1,677,073,760	0	0
GMO U.S. Treasury Fund Class IV	449,051	222	(449,273)	0	0	3,409	2,290
					$7,146,360,689	$230,769,999	$127,121,378

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended September 30, 2012 and September 30, 2011, the Fund did not have any distributions paid to shareholders.

As of September 30, 20012, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$177,315,004	$(490,964,449)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and

38	Asset Allocation Trust	Notes to financial statements

annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Asset Allocation Trust	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF ASSET ALLOCATION TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Trust (the “Trust”), as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 2010 through September 30, 2010, and for each of the years in the three-year period ended December 1, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

40	Asset Allocation Trust	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 97.96% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $237,704,430 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Other information (unaudited)	Wells Fargo Advantage Asset Allocation Fund	41

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of Asset

Allocation Trust. Each of the Trustees and Officers listed below acts in identical capacities. All of the Trustees are also

Members of the Audit and Governance Committees of Asset Allocation Trust. The mailing address of each Trustee and

Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term,

however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Wells Fargo Advantage family of funds consisting of 138 funds.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Wells Fargo Advantage family of funds consisting of 138 funds.
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Wells Fargo Advantage family of funds consisting of 138 funds.
Leroy Keith, Jr. (Born 1939)	Trustee, since 2005	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Wells Fargo Advantage family of funds consisting of 138 funds.
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Wells Fargo Advantage family of funds consisting of 138 funds.
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Wells Fargo Advantage family of funds consisting of 138 funds.
Timothy J. Penny (Born 1951)	Trustee, since 2010

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Wells Fargo Advantage family of funds consisting of 138 funds.

42	Wells Fargo Advantage Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2005	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Wells Fargo Advantage family of funds consisting of 138 funds.
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Wells Fargo Advantage family of funds consisting of 138 funds.

Officers

Name and year of birth	Position held and length of service*	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Jeremy DePalma (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

List of abbreviations	Wells Fargo Advantage Asset Allocation Fund	43

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212314 11-12 A224/AR224 09-12

Wells Fargo Advantage

Diversified Capital Builder Fund

Annual Report

September 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Diversified Capital Builder Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Major international indexes, by comparison, also ended the period with solid returns in U.S. dollar terms. Across the fixed-income markets, total returns were positive over the 12-month period, with investment-grade and high-yield bonds significantly outperforming U.S. Treasury securities as investors continued to seek yield in the current low and steady interest-rate environment.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the twelve-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront throughout most of the summer. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Diversified Capital Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKBAX)	1-20-98	18.45	(1.60)	3.95	25.58	(0.43)	4.58	1.21	1.20
Class B (EKBBX)*	9-11-35	19.62	(1.38)	4.10	24.62	(1.09)	4.10	1.96	1.95
Class C (EKBCX)	1-22-98	23.63	(1.16)	3.81	24.63	(1.16)	3.81	1.96	1.95
Administrator Class (EKBDX)	7-30-10	–	–	–	25.84	(0.28)	4.71	1.05	0.95
Institutional Class (EKBYX)	1-26-98	–	–	–	26.23	(0.08)	4.90	0.78	0.78
Diversified Capital Builder Blended Index[4]	–	–	–	–	27.25	3.26	9.03	–	–
BofA Merrill Lynch High Yield U.S Corp, Cash Pay Index[5]	–	–	–	–	18.82	8.97	10.61	–	–
Russell 1000® Index[6]	–	–	–	–	30.06	1.22	8.35	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A portfolio’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield risk securities, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	7

Growth of $10,000 investment[7] as of September 30, 2012

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.

Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed of the following indexes: Russell 1000® Index (75%) and BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index (25%). You cannot invest directly in an index.

5.	BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. This index was previously named the BofA Merrill Lynch High Yield Master Index. You cannot invest directly in an index.

6.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index, and the Russell 1000 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

10.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Diversified Capital Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

For the 12-month period that ended September 30, 2012, the Fund underperformed the Diversified Capital Builder Blended Index, which is based on a 75% weighting in the Russell 1000® Index and a 25% weighting in the BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index.

■

The Fund underperformed the benchmark primarily because its equity holdings underperformed the Russell 1000 Index, which returned 30.06% for the period. Contributing to the underperformance, especially in the first half of the fiscal year, was an overweight to common stocks of companies in economically sensitive industries and an underweight to larger-capitalization, high-dividend-paying common stocks. In particular, several holdings in the metals and mining industries contributed to the Fund’s underperformance.

■

During the period, the BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index returned 18.82%. High-yield bonds performed well and generally exceeded the total returns of better-quality investment-grade issues, including U.S. Treasury bonds. Virtually all sectors of the high-yield market posted mid-teen percentage total returns. Over the 12-month period, the entire fixed-income market benefited from persistently low interest rates. As interest rates fell across the board, capital appreciation in bond prices generally exceeded the returns from bond interest income.

Economically sensitive stocks added value early in the period.

Our strategy of emphasizing stocks of companies that are relatively more sensitive to improving economic conditions in the U. S., as well as companies benefiting from sales to rapidly growing developing countries, helped the Fund’s relative returns for the first two quarters of the fiscal year. However, concerns about decelerating global growth during the period became more pronounced, particularly in the last several months of the period, as worries grew about the difficulties of European countries’ efforts to restructure the rising debt burden of Greece and several other countries. The likelihood of decelerating global growth, and even the possibility of a new recession, hurt the prices of many stocks but especially those stocks judged most economically sensitive—similar to those held in the Fund.

Ten largest holdings[8] (%) as of September 30, 2012
American Tower Corporation	4.90
Valeant Pharmaceuticals International Incorporated, 7.00%, 10-1-20	4.65
Kinder Morgan Incorporated	4.27
NRG Energy Incorporated, 7.88%, 5-15-21	3.53
Health Care REIT, Incorporated	3.47
The Williams Companies Incorporated	3.06
Hologic Incorporated, 6.25%, 8-1-20	2.82
EMC Corporation	2.81
Agilent Technologies Incorporated	2.48
FEI Company	2.39

Within the Fund’s stock portfolio, several holdings in the materials sector, including coal and steel companies, were major detractors. However, several of our chemicals companies realized price appreciation in the period, including Huntsman Corporation; The Valspar Corporation; FMC Corporation; and LyondellBasell Industries. Within the industrials sector, Flowserve Corporation; Roper Industries Incorporated; and Lennox International Incorporated contributed to relative performance. Our holdings in the energy sector also contributed to relative performance, including Kinder Morgan, Incorporated; Cameron International Corporation, and National Oilwell Varco Incorporated.

The Fund’s relative performance was hurt by an underweight in the financials sector, which had above-average performance during the period, reflecting less stress on the sector due to overall better credit conditions. In addition, our holdings in the gas utilities sector underperformed due to concerns about the potential effect on those companies’ financial results stemming from historically low gas prices.

Specific to the Fund’s fixed-income portfolio, approximately 34% were rated BB/Ba9 and 62% were rated B/B. We concentrated our holdings in high-yield, below-investment-grade bonds of U.S.-based companies that we judged to have competitive business positions, flexible balance sheets to withstand a slowdown in their sales and profits, or diminished access to credit should liquidity provided by financial lenders become reduced. Over the course of the fiscal year, we increased the proportion of bonds rated BB/Ba and decreased the share of bonds rated B/B from levels held at the

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	9

beginning of the period. We believe that with yields on all fixed-income securities so low compared with historic levels, the small amount of yield forgone by positioning our portfolio in better-quality issues is quite modest, especially when compared with the relative risk of capital losses should the high-yield market suffer a significant correction.

During the year, we added to our holdings of Valeant Pharmaceuticals International Incorporated, a specialty pharmaceuticals company, which issued additional debt to finance its acquisition of Medicis Pharmaceutical Corporation, whose common stock we owned and thus benefited from the substantially higher price at which Valeant will acquire the company. We also added to positions in NRG Energy Incorporated, an operator of diversified power generation facilities, at what we judged to be attractive yields compared with potential risk. We established a new position in LyondellBasell Industries, a basic chemicals company, which we expect to benefit from the low-cost domestic gas used in making its products. We significantly reduced our bond holdings of several underperforming coal companies, feeling headwinds against the industry from environment regulations and competition from low-priced domestic natural gas would place these companies’ operations at a relative disadvantage to those using gas or nuclear power.

Portfolio allocation[10] as of September 30, 2012

Our outlook is one of cautious optimism.

Over the short term, uncertainties abound. Particularly concerning are liquidity issues relating to the financial crisis suffered by several countries in Europe, including Greece, Spain, Italy, and Portugal. In addition, worries persist about the developed world’s ability to manage its massive debt burden and, the possibility of slower growth for an extended period in many countries. Further, growth in the previously rapidly growing developing market countries has decelerated noticeably over the past several quarters. In prior periods, these less-developed economies were a source of incremental growth for many larger, more established companies in the U.S.

We believe that both the stock and the high-yield bond markets should be able to deliver positive returns over the next 12 months. In contrast to the trend of the past few years, we believe relatively better stock returns may come from large U.S.-based companies with most of their operations within the domestic economy than from companies with operations focused in prior rapidly growing developing countries. This better performance may well come about because of the global competitiveness and creativity of many U.S. companies, along with low costs of raw materials—the shale gas boom being the latest example—coupled with one of the world’s most productive and hard-working labor forces. Thus, we will continue to concentrate on companies with proprietary technology, pharmaceutical companies developing new drugs, and sectors of the economy able to grow their revenues from developing U.S. natural resources.

Please see footnotes on page 7.

10	Wells Fargo Advantage Diversified Capital Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,027.29	$6.08	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Class B
Actual	$1,000.00	$1,024.53	$9.87	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Class C
Actual	$1,000.00	$1,024.88	$9.87	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Administrator Class
Actual	$1,000.00	$1,028.49	$4.82	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Institutional Class
Actual	$1,000.00	$1,031.10	$3.96	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Diversified Capital Builder Fund	11

Security name	Shares	Value

Common Stocks: 78.60%

Consumer Discretionary: 4.02%

Distributors: 1.89%
Genuine Parts Company «	180,000	$10,985,400

Hotels, Restaurants & Leisure: 2.13%
Marriott International Incorporated Class A «	130,000	5,083,000
McDonald’s Corporation	80,000	7,340,000

		12,423,000

Consumer Staples: 5.16%

Food Products : 2.94%
General Mills Incorporated	100,000	3,985,000
H.J. Heinz Company «	165,000	9,231,750
JM Smucker Company	45,000	3,884,850

		17,101,600

Household Products: 1.48%
Church & Dwight Company Incorporated	100,000	5,399,000
Colgate-Palmolive Company	30,000	3,216,600

		8,615,600

Personal Products: 0.74%
Estee Lauder Companies Incorporated Class A	70,000	4,309,900

Energy: 15.26%

Energy Equipment & Services: 4.62%
Atwood Oceanics Incorporated †	30,000	1,363,500
Cameron International Corporation †	150,000	8,410,500
Dresser-Rand Group Incorporated †	75,000	4,133,250
FMC Technologies Incorporated «†	70,000	3,241,000
Halliburton Company	40,000	1,347,600
Heckmann Corporation «†	100,000	420,000
National Oilwell Varco Incorporated	100,000	8,011,000

		26,926,850

Oil, Gas & Consumable Fuels: 10.64%
ConocoPhillips Company	130,000	7,433,400
EOG Resources Incorporated	55,000	6,162,750
Kinder Morgan Incorporated	700,000	24,864,000
PAA Natural Gas Storage Limited Partnership	40,000	796,000
Plains All American Pipeline Limited Partnership	55,000	4,851,000
The Williams Companies Incorporated	510,000	17,834,700

		61,941,850

Financials: 11.98%

Commercial Banks: 0.21%
PNC Financial Services Group Incorporated	20,000	1,262,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

REITs: 11.77%
American Tower Corporation	400,000	$28,556,000
HCP Incorporated	180,000	8,006,400
Health Care REIT, Incorporated	350,000	20,212,500
Plum Creek Timber Company «	180,000	7,891,200
Saul Centers Incorporated	55,000	2,442,000
Ventas Incorporated	10,000	622,500
Washington Real Estate Investment Trust «	30,000	804,600

		68,535,200

Health Care: 10.82%

Biotechnology: 1.49%
Biogen Idec Incorporated †	25,000	3,730,750
Celgene Corporation †	65,000	4,966,000

		8,696,750

Health Care Equipment & Supplies: 3.53%
Baxter International Incorporated	90,000	5,423,400
C.R. Bard Incorporated	125,000	13,081,250
Hologic Incorporated †	100,000	2,024,000

		20,528,650

Health Care Providers & Services: 0.89%
McKesson Corporation	60,000	5,161,800

Life Sciences Tools & Services: 0.09%
Bio-Rad Laboratories Incorporated Class A †	5,000	533,600

Pharmaceuticals: 4.82%
Allergan Incorporated	125,000	11,447,500
Bristol-Myers Squibb Company	130,000	4,387,500
Eli Lilly & Company	20,000	948,200
Medicis Pharmaceutical Corporation Class A «	90,000	3,894,300
Mylan Laboratories Incorporated †	200,000	4,880,000
Warner Chilcott Limited	60,000	810,000
Watson Pharmaceuticals Incorporated †	20,000	1,703,200

		28,070,700

Industrials: 11.03%

Building Products: 0.76%
Apogee Enterprises Incorporated	40,000	784,800
Lennox International Incorporated «	75,000	3,627,000

		4,411,800

Commercial Services & Supplies: 0.11%
Iron Mountain Incorporated	20,000	682,200

Electrical Equipment: 3.23%
AMETEK Incorporated	30,000	1,063,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Diversified Capital Builder Fund	13

Security name	Shares	Value

Electrical Equipment (continued)

FEI Company «	260,000	$13,910,000
Roper Industries Incorporated «	35,000	3,846,150

		18,819,650

Machinery: 6.93%
Danaher Corporation	10,000	551,500
Donaldson Company Incorporated «	320,000	11,107,200
Eaton Corporation «	80,000	3,780,800
Flowserve Corporation «	90,000	11,496,600
IDEX Corporation	55,000	2,297,350
Pall Corporation «	175,000	11,110,750

		40,344,200

Information Technology: 8.62%

Computers & Peripherals: 3.73%
Apple Incorporated	8,000	5,338,080
EMC Corporation †	600,000	16,362,000

		21,700,080

Electronic Equipment, Instruments & Components: 3.11%
Agilent Technologies Incorporated	375,000	14,418,750
Amphenol Corporation Class A	5,000	294,400
FLIR Systems Incorporated	170,000	3,395,750

		18,108,900

IT Services: 1.78%
International Business Machines Corporation	50,000	10,372,500

Materials: 4.00%

Chemicals: 4.00%
Celanese Corporation Class A	10,000	379,100
FMC Corporation «	150,000	8,307,000
Huntsman Corporation «	125,000	1,866,250
LyondellBasell Industries Class A	126,906	6,555,964
Valspar Corporation	110,000	6,171,000

		23,279,314

Telecommunication Services: 1.10%

Wireless Telecommunication Services: 1.10%
Crown Castle International Corporation †	100,000	6,410,000

Utilities: 6.61%

Electric Utilities: 0.39%
ITC Holdings Corporation «	30,000	2,267,400

Gas Utilities: 5.85%
Atmos Energy Corporation	175,000	6,263,250
National Fuel Gas Company «	155,000	8,376,200

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2012

Security name			Shares	Value

Gas Utilities (continued)
ONEOK Incorporated			150,000	$7,246,500
Questar Corporation «			600,000	12,198,000

				34,083,950

Independent Power Producers & Energy Traders: 0.37%
NRG Energy Incorporated «			100,000	2,139,000

Total Common Stocks (Cost $402,115,253)				457,711,894

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 20.54%

Consumer Discretionary: 0.29%

Specialty Retail: 0.29%
Sally Beauty Holdings Incorporated	5.75%	6-1-22	$1,600,000	1,704,000

Energy: 1.32%

Energy Equipment & Services: 1.32%
Heckmann Corporation	9.88	4-15-18	5,000,000	5,150,000
Hornbeck Offshore Services Company	5.88	4-1-20	2,500,000	2,543,750

				7,693,750

Financials: 0.19%

REITs: 0.19%
Host Hotels & Resorts Incorporated 144A	5.25	3-15-22	1,000,000	1,080,000

Health Care: 8.13%

Health Care Equipment & Supplies: 2.82%
Hologic Incorporated 144A	6.25	8-1-20	15,500,000	16,430,000

Health Care Providers & Services: 0.19%
HCA Incorporated	5.88	3-15-22	1,000,000	1,083,750

Pharmaceuticals: 5.12%
Valeant Pharmaceuticals International Incorporated 144A	7.00	10-1-20	25,753,000	27,105,033
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-22	2,560,000	2,697,600

				29,802,633

Industrials: 2.84%

Air Freight & Logistics: 0.18%
Bristow Group Incorporated	6.25	10-15-22	1,000,000	1,023,750

Building Products: 0.22%
Dycom Investments Incorporated	7.13	1-15-21	1,200,000	1,290,000

Chemicals: 0.36%
Olin Corporation	5.50	8-15-22	2,000,000	2,060,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Diversified Capital Builder Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 0.62%
Clean Harbors Incorporated 144A	5.25%	8-1-20	$3,500,000	$3,605,000

Machinery: 0.19%
Oshkosh Corporation	8.50	3-1-20	1,000,000	1,120,000

Wireless Telecommunication Services: 1.27%
General Cable Corporation 144A	5.75	10-1-22	5,300,000	5,379,500
SBA Communications Corporations 144A	5.63	10-1-19	2,000,000	2,035,000

				7,414,500

Materials: 3.79%

Chemicals: 3.51%
Huntsman International LLC «	8.63	3-15-20	5,100,000	5,763,000
Huntsman International LLC	8.63	3-15-21	2,645,000	3,028,525
Koppers Incorporated	7.88	12-1-19	2,000,000	2,195,000
Kraton Polymers LLC	6.75	3-1-19	5,770,000	5,943,100
Tronox Finance LLC Company 144A	6.38	8-15-20	3,500,000	3,535,000

				20,464,625

Metals & Mining: 0.28%
United States Steel Corporation «	7.38	4-1-20	1,625,000	1,616,875

Utilities: 3.98%

Independent Power Producers & Energy Traders: 3.98%
NRG Energy Incorporated 144A	6.63	3-15-23	500,000	511,250
NRG Energy Incorporated	7.63	5-15-19	2,000,000	2,120,000
NRG Energy Incorporated	7.88	5-15-21	18,918,000	20,573,325

				23,204,575

Total Corporate Bonds and Notes (Cost $113,661,223)				119,593,458

Yankee Corporate Bonds and Notes: 0.39%

Materials: 0.39%

Chemicals: 0.39%
Lyondellbasell Industries NV 144A	5.75	4-15-24	2,000,000	2,275,000

Total Yankee Corporate Bonds and Notes (Cost $1,995,140)				2,275,000

	Yield		Shares
Short-Term Investments: 11.75%

Investment Companies: 11.75%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17		4,875,600	4,875,600
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.20		63,584,063	63,584,063

Total Short-Term Investments (Cost $68,459,663)				68,459,663

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2012

		Value
Total investments in securities
(Cost $586,231,279) *	111.28%	$648,040,015
Other assets and liabilities, net	(11.28)	(65,709,870)

Total net assets	100.00%	$582,330,145

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $586,492,084 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$66,773,735
Gross unrealized depreciation	(5,225,804)

Net unrealized appreciation	$61,547,931

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2012	Wells Fargo Advantage Diversified Capital Builder Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$579,580,352
In affiliated securities, at value (see cost below)	68,459,663

Total investments, at value (see cost below)	648,040,015
Receivable for investments sold	8,076,736
Receivable for Fund shares sold	605,247
Receivable for dividends and interest	2,901,937
Receivable for securities lending income	7,454
Prepaid expenses and other assets	124,063

Total assets	659,755,452

Liabilities
Payable for investments purchased	12,088,558
Payable for Fund shares redeemed	1,057,763
Payable upon receipt of securities loaned	63,584,063
Advisory fee payable	238,133
Distribution fees payable	18,791
Due to other related parties	111,770
Accrued expenses and other liabilities	326,229

Total liabilities	77,425,307

Total net assets	$582,330,145

NET ASSETS CONSIST OF
Paid-in capital	$682,670,346
Undistributed net investment income	479,907
Accumulated net realized losses on investments	(162,628,844)
Net unrealized gains on investments	61,808,736

Total net assets	$582,330,145

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$390,704,677
Shares outstanding – Class A	56,347,027
Net asset value per share – Class A	$6.93
Maximum offering price per share – Class A2	$7.35
Net assets – Class B	$8,076,751
Shares outstanding – Class B	1,157,263
Net asset value per share – Class B	$6.98
Net assets – Class C	$38,278,566
Shares outstanding – Class C	5,515,555
Net asset value per share – Class C	$6.94
Net assets – Administrator Class	$3,014,613
Shares outstanding – Administrator Class	434,262
Net asset value per share – Administrator Class	$6.94
Net assets – Institutional Class	$142,255,538
Shares outstanding – Institutional Class	20,621,600
Net asset value per share – Institutional Class	$6.90

Investments in unaffiliated securities, at cost	$517,771,616

Investments in affiliated securities, at cost	$68,459,663

Total investments, at cost	$586,231,279

Securities on loan, at value	$61,874,769

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified Capital Builder Fund	Statement of operations—year ended September 30, 2012

Investment income
Dividends *	$8,854,932
Interest	8,062,504
Securities lending income, net	2,241,161
Income from affiliated securities	4,860

Total investment income	19,163,457

Expenses
Advisory fee	3,179,886
Administration fees
Fund level	266,530
Class A	1,022,014
Class B	24,470
Class C	99,753
Administrator Class	3,432
Institutional Class	71,014
Shareholder servicing fees
Class A	982,707
Class B	23,321
Class C	95,916
Administrator Class	8,042
Distribution fees
Class B	70,587
Class C	287,750
Custody and accounting fees	34,896
Professional fees	42,866
Registration fees	88,993
Shareholder report expenses	67,562
Trustees’ fees and expenses	31,450
Other fees and expenses	25,426

Total expenses	6,426,615
Less: Fee waivers and/or expense reimbursements	(55,253)

Net expenses	6,371,362

Net investment income	12,792,095

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,847,313
Net change in unrealized gains (losses) on investments	107,273,060

Net realized and unrealized gains (losses) on investments	109,120,373

Net increase in net assets resulting from operations	$121,912,468

* Net of foreign dividend withholding taxes of	$9,251

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Diversified Capital Builder Fund	19

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment income		$12,792,095		$9,883,983
Net realized gains on investments		1,847,313		28,652,802
Net change in unrealized gains (losses) on investments		107,273,060		(55,171,214)

Net increase (decrease) in net assets resulting from operations		121,912,468		(16,634,429)

Distributions to shareholders from
Net investment income
Class A		(9,155,364)		(7,267,329)
Class B		(140,588)		(107,099)
Class C		(616,162)		(380,693)
Administrator Class		(85,183)		(38,530)
Institutional Class		(2,481,022)		(1,814,509)

Total distributions to shareholders		(12,478,319)		(9,608,160)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	967,861	6,341,488	1,862,694	12,876,057
Class B	13,355	90,803	128,793	890,266
Class C	158,646	1,044,354	1,633,987	11,235,993
Administrator Class	223,692	1,482,830	5,112,855	36,818,692
Institutional Class	10,767,646	70,503,856	422,146	2,904,503

		79,463,331		64,725,511

Reinvestment of distributions
Class A	1,280,204	8,389,533	1,014,518	6,480,356
Class B	18,911	124,285	14,552	94,371
Class C	83,490	546,693	48,090	307,875
Administrator Class	8,942	58,365	3,827	25,183
Institutional Class	335,071	2,210,363	240,516	1,530,404

		11,329,239		8,438,189

Payment for shares redeemed
Class A	(10,372,192)	(68,163,755)	(10,766,286)	(73,340,247)
Class B	(696,145)	(4,582,544)	(1,023,366)	(7,094,708)
Class C	(1,027,752)	(6,766,469)	(2,058,419)	(14,211,213)
Administrator Class	(440,178)	(2,856,064)	(4,476,613)	(28,927,444)
Institutional Class	(3,140,837)	(20,912,953)	(2,459,860)	(16,544,458)

		(103,281,785)		(140,118,070)

Net decrease in net assets resulting from capital share transactions		(12,489,215)		(66,954,370)

Total increase (decrease) in net assets		96,944,934		(93,196,959)

Net assets
Beginning of period		485,385,211		578,582,170

End of period		$582,330,145		$485,385,211

Undistributed (overdistributed) net investment income		$479,907		$(168,595)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended March 31
CLASS A	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$5.65	$6.02	$6.02	$4.18	$8.28	$9.35
Net investment income	0.15	0.10	0.07	0.05	0.11	0.18
Net realized and unrealized gains (losses) on investments	1.29	(0.36)	0.00	1.85	(3.33)	(0.44)

Total from investment operations	1.44	(0.26)	0.07	1.90	(3.22)	(0.26)
Distributions to shareholders from
Net investment income	(0.16)	(0.11)	(0.07)	(0.06)	(0.13)	(0.18)
Net realized gains	0.00	0.00	0.00	0.00	(0.75)	(0.63)

Total distributions to shareholders	(0.16)	(0.11)	(0.07)	(0.06)	(0.88)	(0.81)
Net asset value, end of period	$6.93	$5.65	$6.02	$6.02	$4.18	$8.28
Total return[3]	25.58%	(4.53)%	1.21%	45.51%	(38.57)%	(3.45)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.17%	1.14%	1.06%	1.03%
Net expenses	1.20%	1.20%	1.15%	1.14%	1.04%	0.96%
Net investment income	2.40%	1.57%	2.47%	1.07%	1.74%	1.96%
Supplemental data
Portfolio turnover rate	79%	56%	31%	63%	60%	91%
Net assets, end of period (000s omitted)	$390,705	$364,533	$435,454	$467,224	$366,237	$741,701

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Capital Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended March 31
CLASS B	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$5.69	$6.05	$6.05	$4.19	$8.29	$9.35
Net investment income	0.11 [3]	0.06 [3]	0.05 [3]	0.02 [3]	0.06 [3]	0.12 [3]
Net realized and unrealized gains (losses) on investments	1.28	(0.37)	0.00	1.86	(3.33)	(0.45)

Total from investment operations	1.39	(0.31)	0.05	1.88	(3.27)	(0.33)
Distributions to shareholders from
Net investment income	(0.10)	(0.05)	(0.05)	(0.02)	(0.08)	(0.10)
Net realized gains	0.00	0.00	0.00	0.00	(0.75)	(0.63)

Total distributions to shareholders	(0.10)	(0.05)	(0.05)	(0.02)	(0.83)	(0.73)
Net asset value, end of period	$6.98	$5.69	$6.05	$6.05	$4.19	$8.29
Total return[4]	24.62%	(5.20)%	0.83%	45.17%	(39.13)%	(4.09)%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.96%	1.92%	1.89%	1.80%	1.73%
Net expenses	1.95%	1.95%	1.89%	1.89%	1.78%	1.69%
Net investment income	1.65%	0.81%	1.72%	0.34%	0.96%	1.25%
Supplemental data
Portfolio turnover rate	79%	56%	31%	63%	60%	91%
Net assets, end of period (000s omitted)	$8,077	$10,360	$16,329	$17,992	$18,115	$52,814

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended March 31
CLASS C	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$5.66	$6.02	$6.03	$4.18	$8.29	$9.35
Net investment income	0.10	0.05	0.05	0.02	0.06	0.11
Net realized and unrealized gains (losses) on investments	1.29	(0.35)	(0.01)	1.85	(3.34)	(0.43)

Total from investment operations	1.39	(0.30)	0.04	1.87	(3.28)	(0.32)
Distributions to shareholders from
Net investment income	(0.11)	(0.06)	(0.05)	(0.02)	(0.08)	(0.11)
Net realized gains	0.00	0.00	0.00	0.00	(0.75)	(0.63)

Total distributions to shareholders	(0.11)	(0.06)	(0.05)	(0.02)	(0.83)	(0.74)
Net asset value, end of period	$6.94	$5.66	$6.02	$6.03	$4.18	$8.29
Total return[3]	24.63%	(5.14)%	0.67%	44.70%	(39.13)%	(4.03)%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.96%	1.92%	1.88%	1.82%	1.73%
Net expenses	1.95%	1.95%	1.90%	1.88%	1.80%	1.69%
Net investment income	1.65%	0.79%	1.72%	0.32%	1.01%	1.22%
Supplemental data
Portfolio turnover rate	79%	56%	31%	63%	60%	91%
Net assets, end of period (000s omitted)	$38,279	$35,665	$40,197	$43,558	$33,077	$61,029

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Capital Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$5.66	$5.99	$5.79
Net investment income	0.17 [2]	0.13 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	1.28	(0.37)	0.22

Total from investment operations	1.45	(0.24)	0.24
Distributions to shareholders from
Net investment income	(0.17)	(0.09)	(0.04)
Net asset value, end of period	$6.94	$5.66	$5.99
Total return[3]	25.84%	(4.25)%	4.08%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.04%	1.14%
Net expenses	0.95%	0.95%	0.99%
Net investment income	2.65%	1.86%	2.26%
Supplemental data
Portfolio turnover rate	79%	56%	31%
Net assets, end of period (000s omitted)	$3,015	$3,632	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.
2.	Calculated based upon average shares outstanding
3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended March 31
INSTITUTIONAL CLASS	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$5.62	$5.99	$5.99	$4.16	$8.25	$9.31
Net Investment income	0.18 [3]	0.14 [3]	0.08	0.06	0.13	0.20
Net realized and unrealized gains (losses) on investments	1.28	(0.37)	0.00	1.84	(3.32)	(0.43)

Total from investment operations	1.46	(0.23)	0.08	1.90	(3.19)	(0.23)
Distributions to shareholders from
Net investment income	(0.18)	(0.14)	(0.08)	(0.07)	(0.15)	(0.20)
Net realized gains	0.00	0.00	0.00	0.00	(0.75)	(0.63)

Total distributions to shareholders	(0.18)	(0.14)	(0.08)	(0.07)	(0.90)	(0.83)
Net asset value, end of period	$6.90	$5.62	$5.99	$5.99	$4.16	$8.25
Total return[4]	26.23%	(4.08)%	1.32%	45.84%	(38.43)%	(3.08)%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.85%	0.89%	0.81%	0.73%
Net expenses	0.78%	0.77%	0.83%	0.89%	0.79%	0.69%
Net investment income	2.80%	1.99%	2.81%	1.32%	1.99%	2.22%
Supplemental data
Portfolio turnover rate	79%	56%	31%	63%	60%	91%
Net assets, end of period (000s omitted)	$142,256	$71,195	$86,592	$104,142	$84,042	$168,764

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Diversified Capital Builder Fund.
2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.
3.	Calculated based upon average shares outstanding
4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Diversified Capital Builder Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at

26	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and recognition of partnership income. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$3,914,471	$334,726	$(4,249,197)

Notes to financial statements	Wells Fargo Advantage Diversified Capital Builder Fund	27

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of September 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $162,368,038 with $131,417,514 expiring in 2017 and $30,950,524 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$457,711,894	$0	$0	$457,711,894
Corporate bonds and notes	0	119,593,458	0	119,593,458
Yankee corporate bonds and notes	0	2,275,000	0	2,275,000
Short-term investments
Investment companies	4,875,600	63,584,063	0	68,459,663
	$462,587,494	$185,452,521	$0	$648,040,015

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 0.95% for Administrator Class and 0.78% for Institutional Class.

Notes to financial statements	Wells Fargo Advantage Diversified Capital Builder Fund	29

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $9,602 from the sale of Class A shares and $77, $6,997 and $228 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $423,196,091 and $420,945,706, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $1,053 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $12,478,319 and $9,608,160 of ordinary income for the years ended September 30, 2012 and September 30, 2011, respectively.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$641,256	$61,547,931	$(162,368,038)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

30	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Wells Fargo Advantage Diversified Capital Builder Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for each of the periods in the six-month period ended September 30, 2010, and for each of the years in the three-year period ended March 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Capital Builder Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

32	Wells Fargo Advantage Diversified Capital Builder Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 46.11% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012

Pursuant to Section 854 of the Internal Revenue Code, $6,041,101 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2012, $5,370,512 has been designated as qualifying interest and income pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Diversified Capital Builder Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Jeremy DePalma (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Diversified Capital Builder Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212315 11-12 A225/AR225 09-12

Wells Fargo Advantage

Diversified Income Builder Fund

Annual Report

September 30, 2012

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The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Diversified Income Builder Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Diversified Income Builder Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Major international indexes, by comparison, also ended the period with solid returns in U.S. dollar terms. Across the fixed-income markets, total returns were positive over the 12-month period, with investment-grade1 and high-yield bonds significantly outperforming U.S. Treasury securities as investors continued to seek yield in the current low and steady interest-rate environment.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the twelve-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront throughout most of the summer. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

1.	We generally define investment-grade bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Diversified Income Builder Fund	Letter to shareholders (unaudited)

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Diversified Income Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKSAX)	4-14-87	12.98	3.17	5.22	19.86	4.39	5.84	1.13	1.08
Class B (EKSBX)*	2-1-93	13.92	3.28	5.31	18.92	3.62	5.31	1.88	1.83
Class C (EKSCX)	2-1-93	17.94	3.62	5.07	18.94	3.62	5.07	1.88	1.83
Administrator Class (EKSDX)	7-30-10	–	–	–	20.15	4.47	5.93	0.97	0.90
Institutional Class (EKSYX)	1-13-97	–	–	–	20.18	4.64	6.11	0.70	0.70
Diversified Income Builder Blended Index[4]	–	–	–	–	21.63	7.13	10.16	–	–
BofA Merrill Lynch High Yield U.S Corp, Cash Pay Index[5]	–	–	–	–	18.82	8.97	10.61	–	–
Russell 1000® Index[6]	–	–	–	–	30.06	1.22	8.35	–	–

* Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	7

Growth of $10,000 investment[7] as of September 30, 2012

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.90% for Administrator Class, and 0.71% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.

Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed of the following indexes: BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index (75%) and the Russell 1000® Index (25%). You cannot invest directly in an index.

5.	BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. This index was previously named the BofA Merrill Lynch High Yield Master Index. You cannot invest directly in an index.

6.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index and the Russell 1000 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

10.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit-quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest).Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define investment-grade bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8	Wells Fargo Advantage Diversified Income Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

For the 12-month period that ended September 30, 2012, the Fund underperformed the Diversified Income Builder Blended Index, which is based on a 75% weighting in the BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index and a 25% weighting in the Russell 1000® Index.

■

The underperformance was due primarily to the Fund’s overweighting of materials stocks and underweighting of large-capitalization, high-dividend-paying stocks in the Fund’s equity allocation. These allocations resulted in its equity holdings underperforming the Russell 1000® Index, which returned 30.06% for the period. Specifically contributing to the underperformance were holdings of companies in economically sensitive industries, such as materials, which experienced relative underperformance.

■

During the period, the Fund outperformed the BofA Merrill Lynch High Yield U.S. Corp, Cash Pay Index, which returned 18.82%. Virtually all sectors of the fixed-income market—U.S. Treasury issues, investment-grade bonds, high-yield bonds, and distressed securities—posted positive total returns that ranged from the mid-single digits to mid-teens. The entire fixed-income market benefited from lower interest rates throughout the 12-month period, with capital appreciation in bond prices generally exceeding the return from coupon income as interest rates fell across the board.

Economically sensitive stocks added value early in the period.

Our strategy of emphasizing stocks of companies that are relatively more sensitive to improving economic conditions in the U.S., as well as companies benefiting from sales to rapidly growing developing countries, helped the Fund’s relative returns for the first six months of the reporting period. However, concerns about decelerating global growth during the period became more pronounced, particularly in the last several months of the period, as worries grew about the difficulties of European countries’ efforts to restructure the rising debt burden of Greece and several other countries. The likelihood of decelerating global growth, and even the possibility of a new recession, hurt the prices of many stocks, but especially those stocks judged most economically sensitive—similar to those held in the Fund.

Ten largest holdings[8] (%) as of September 30, 2012
NRG Energy Incorporated, 7.88%, 5-15-21	5.27
Heckmann Corporation, 9.88%, 4-15-18	4.28
LyondellBasell Industries NV, 5.75%, 4-15-24	3.78
Kraton Polymers LLC, 6.75%, 3-1-19	3.42
Dycom Investments Incorporated, 7.13%, 1-15-21	3.23
Valeant Pharmaceuticals International Incorporated, 7.00%, 10-1-20	3.06
Hornbeck Offshore Services Company, 5.88%, 4-1-20	2.96
Koppers Holdings Incorporated, 7.88%, 12-1-19	2.81
Valent Pharmaceuticals International Incorporated, 7.25%, 7-15-22	2.63
General Cable Corporation, 5.75%, 10-1-22	2.49

Within the Fund’s stock portfolio, several materials sector holdings, including coal and steel companies, were major detractors. However, several of our chemicals companies had price appreciation during the period, including Huntsman Corporation, The Valspar Corporation, FMC Corporation, and LyondellBasell Industries. In the industrials sector, Flowserve Corporation; Roper Industries Incorporated; and Lennox International Incorporated contributed to relative performance.

The Fund’s relative performance was hurt by our underweight to the financials sector, which had above-average performance during the period, reflecting less stress on the sector due to overall better credit conditions. In addition, our holdings in the gas utilities sector underperformed due to concerns about the potential effect on those companies’ financial results stemming from historically low gas prices.

Specific to the Fund’s fixed-income allocation, we concentrated our holdings in high-yield, below-investment-grade bonds of U.S.-based companies that we judged to have competitive business positions, flexible balance sheets to withstand a slowdown in their sales and profits, or diminished access to credit should liquidity provided by financial lenders become reduced.

Within the Fund’s fixed-income portfolio, approximately 48% were bonds rated BB/Ba10. Over the past year, our weighting in the higher-rated BB/Ba sector increased from approximately 40% at the beginning of the period because we felt a slowing economy would have less potential negative impact on such rated companies compared with lower-rated issues. Our position in bonds rated B/B ended the period with a 45% weighting, versus a concentration of approximately 56% at the beginning of the period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	9

Portfolio allocation[9] as of September 30, 2012

During the 12-month period, we added to our holdings of Valeant Pharmaceuticals International Incorporated, a specialty pharmaceuticals company, which issued additional debt to finance its latest acquisition. We also added to positions in NRG Energy Incorporated, an operator of diversified power generation facilities, at what we judged to be attractive yields compared with potential risk. We established a new position in LyondellBasell Industries, a basic chemicals company, which we expect to benefit from using lower cost domestic gas in making its products. We made major reductions in our underperforming bond holdings of coal companies, feeling headwinds against the industry from environmental regulations and competition from low-priced domestic natural gas would put these companies’ operations at a relative disadvantage.

Our outlook is one of cautious optimism.

Over the short term, uncertainties abound, particularly liquidity issues relating to the financial crisis suffered by several countries in Europe, including Greece, Spain, Italy, and Portugal. In addition, worries persist about the developed world’s ability to manage its massive debt burden and the possibility of slower growth for an extended period in many countries. Further, growth in the previously rapidly growing developing countries has decelerated noticeably in the past several quarters. In prior periods, these less-developed economies were a source of incremental growth for many larger, more established companies in the U.S.

We believe that both the stock and the high-yield bond markets should be able to deliver positive returns over the next 12 months. In contrast to the trend of the past few years, we believe relatively better stock returns may come from large U.S.-based companies outperforming returns of companies whose revenues are focused on previously rapidly growing developing countries. This better performance may well come about because of the global competitiveness and creativity of many U.S. companies, along with low costs of raw materials—the shale gas boom being the latest example, coupled with one of the world’s most productive and hard-working labor forces in the world. Thus, we will continue to concentrate on companies with proprietary technology, pharmaceutical companies developing new drugs, and sectors of the economy able to grow revenues from developing U.S. natural resources.

Please see footnotes on page 7.

10	Wells Fargo Advantage Diversified Income Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,055.74	$5.55	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45	1.08%
Class B
Actual	$1,000.00	$1,051.72	$9.39	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.85	$9.22	1.83%
Class C
Actual	$1,000.00	$1,051.77	$9.39	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.85	$9.22	1.83%
Administrator Class
Actual	$1,000.00	$1,057.30	$4.63	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
Institutional Class
Actual	$1,000.00	$1,056.51	$3.65	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59	0.71%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Diversified Income Builder Fund	11

Security name	Shares	Value

Common Stocks: 26.46%

Consumer Discretionary: 1.34%

Distributors: 0.76%
Genuine Parts Company «	45,000	$2,746,350

Hotels, Restaurants & Leisure: 0.58%
Marriott International Incorporated Class A «	18,000	703,800
McDonald’s Corporation	15,000	1,376,250

		2,080,050

Consumer Staples: 1.49%

Food Products: 1.17%
General Mills Incorporated	10,000	398,500
H.J. Heinz Company «	45,000	2,517,750
JM Smucker Company «	15,000	1,294,950

		4,211,200

Household Products: 0.15%
Church & Dwight Company Incorporated «	10,000	539,900

Personal Products: 0.17%
Estee Lauder Companies Incorporated Class A	10,000	615,700

Energy: 7.68%

Energy Equipment & Services: 0.89%
Cameron International Corporation †	10,000	560,700
Dresser-Rand Group Incorporated †	25,000	1,377,750
FMC Technologies Incorporated «†	20,000	926,000
Halliburton Company	10,000	336,900

		3,201,350

Oil, Gas & Consumable Fuels: 6.79%
Atmos Energy Corporation «	50,000	1,789,500
ConocoPhillips Company	50,000	2,859,000
EOG Resources Incorporated	11,000	1,232,550
Kinder Morgan Incorporated	192,000	6,819,840
National Fuel Gas Company «	50,000	2,702,000
PAA Natural Gas Storage LP	10,000	199,000
Plains All American Pipeline LP	18,000	1,587,600
Questar Corporation	190,000	3,862,700
The Williams Companies Incorporated	100,000	3,497,000

		24,549,190

Financials: 4.87%

REITs: 4.87%
American Tower Corporation	110,000	7,852,900
HCP Incorporated «	45,000	2,001,600
Health Care REIT Incorporated	90,000	5,197,500

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

REITs (continued)
Plum Creek Timber Company «	55,000	$2,411,200
Washington Real Estate Investment Trust «	5,000	134,100

		17,597,300

Health Care: 4.76%

Biotechnology: 0.21%
Celgene Corporation †	10,000	764,000

Health Care Equipment & Supplies: 1.79%
Baxter International Incorporated	38,000	2,289,880
C.R. Bard Incorporated	35,000	3,662,750
Hologic Incorporated †	25,000	506,000

		6,458,630

Life Sciences Tools & Services: 0.64%
Agilent Technologies Incorporated	60,000	2,307,000

Pharmaceuticals: 2.12%
Allergan Incorporated «	45,000	4,121,100
Bristol-Myers Squibb Company	40,000	1,350,000
Mylan Incorporated †	60,000	1,464,000
Warner Chilcott Limited	15,000	202,500
Watson Pharmaceuticals Incorporated †	6,000	510,960

		7,648,560

Industrials: 2.40%

Building Products: 0.27%
Lennox International Incorporated «	20,000	967,200

Commercial Services & Supplies: 0.02%
Iron Mountain Incorporated	2,000	68,220

Electrical Equipment: 0.30%
Roper Industries Incorporated «	10,000	1,098,900

Machinery: 1.81%
Donaldson Company Incorporated «	26,000	902,460
Eaton Corporation «	15,000	708,900
Flowserve Corporation «	8,000	1,021,920
IDEX Corporation	10,000	417,700
Pall Corporation «	55,000	3,491,950

		6,542,930

Information Technology: 1.52%

Computers & Peripherals: 0.56%
Apple Incorporated	1,000	667,260
EMC Corporation †	50,000	1,363,500

		2,030,760

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Diversified Income Builder Fund	13

Security name			Shares	Value

Electronic Equipment, Instruments & Components: 0.10%
FLIR Systems Incorporated			18,000	$359,550

IT Services: 0.12%
International Business Machines Corporation			2,000	414,900

Semiconductors & Semiconductor Equipment: 0.74%
FEI Company «			50,000	2,675,000

Materials: 1.65%

Chemicals: 1.65%
FMC Corporation «			20,000	1,107,600
Huntsman Corporation «			100,000	1,493,000
LyondellBasell Industries NV Class A			38,094	1,967,936
Valspar Corporation			25,000	1,402,500

				5,971,036

Telecommunication Services: 0.35%

Wireless Telecommunication Services: 0.35%
Crown Castle International Corporation †			20,000	1,282,000

Utilities: 0.40%

Gas Utilities: 0.40%
ONEOK Incorporated			30,000	1,449,300

Total Common Stocks (Cost $87,612,390)				95,579,026

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 67.63%

Consumer Discretionary: 1.06%

Specialty Retail: 1.06%
Sally Beauty Holdings Incorporated	5.75%	6-1-22	$3,600,000	3,834,000

Consumer Staples: 0.29%

Food Products: 0.29%
Post Holdings Incorporated 144A	7.38	2-15-22	1,000,000	1,062,500

Energy: 6.98%

Energy Equipment & Services: 4.42%
Atwood Oceanics Incorporated	6.50	2-1-20	1,500,000	1,605,000
Dresser-Rand Group Incorporated	6.50	5-1-21	3,485,000	3,659,250
Hornbeck Offshore Services Company	5.88	4-1-20	10,500,000	10,683,750

				15,948,000

Oil, Gas & Consumable Fuels: 2.56%
Consol Energy Incorporated	8.25	4-1-20	6,175,000	6,468,313
Murray Energy Corporation 144A	10.25	10-15-15	1,775,000	1,739,500
Range Resources Corporation	5.00	8-15-22	1,000,000	1,055,000

				9,262,813

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2012

Security name	Interest rate	Maturity date	Principal	Value

Financials: 2.63%

REITs: 2.63%
Host Hotels & Resorts LP 144A	5.25%	3-15-22	$5,000,000	$5,400,000
Host Hotels & Resorts LP	6.00	10-1-21	3,600,000	4,113,000

				9,513,000

Health Care: 11.02%

Health Care Equipment & Supplies: 1.47%
Hologic Incorporated 144A	6.25	8-1-20	5,000,000	5,300,000

Health Care Providers & Services: 1.65%
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-19	1,000,000	1,065,000
HCA Incorporated	5.88	3-15-22	4,500,000	4,876,875

				5,941,875

Pharmaceuticals: 7.90%
Endo Pharmaceuticals Holdings Incorporated	7.00	12-15-20	7,440,000	8,016,600
Valeant Pharmaceuticals International Incorporated 144A	7.00	10-1-20	10,500,000	11,051,250
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-22	9,000,000	9,483,750

				28,551,600

Industrials: 19.71%

Aerospace & Defense: 1.94%
Alliant Techsystems Incorporated	6.88	9-15-20	3,000,000	3,270,000
Esterline Technologies Corporation	7.00	8-1-20	3,380,000	3,751,800

				7,021,800

Building Products: 4.69%
Anixter Incorporated	5.63	5-1-19	1,000,000	1,045,000
Belden Incorporated 144A	5.50	9-1-22	3,500,000	3,578,750
General Cable Corporation 144A	5.75	10-1-22	8,850,000	8,982,750
Louisiana Pacific Corporation	7.50	6-1-20	3,000,000	3,341,250

				16,947,750

Commercial Services & Supplies: 8.14%
Actuant Corporation	5.63	6-15-22	1,000,000	1,037,500
Bristow Group Incorporated	6.25	10-15-22	2,000,000	2,047,500
Clean Harbors Incorporated 144A	5.25	8-1-20	2,425,000	2,497,750
Heckmann Corporation	9.88	4-15-18	15,000,000	15,450,000
Iron Mountain Incorporated	5.75	8-15-24	5,000,000	5,012,500
Iron Mountain Incorporated	7.75	10-1-19	3,000,000	3,375,000

				29,420,250

Construction & Engineering: 3.23%
Dycom Investments Incorporated	7.13	1-15-21	10,845,000	11,658,375

Machinery: 1.71%
Oshkosh Corporation	8.50	3-1-20	5,500,000	6,160,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Diversified Income Builder Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Materials: 15.35%

Chemicals: 10.65%
Celanese US Holdings LLC	5.88%	6-15-21	$1,000,000	$1,120,000
Huntsman International LLC	8.63	3-15-20	4,600,000	5,198,000
Koppers Holdings Incorporated	7.88	12-1-19	9,250,000	10,151,875
Kraton Polymers LLC	6.75	3-1-19	12,000,000	12,360,000
Olin Corporation	5.50	8-15-22	3,000,000	3,090,000
Tronox Finance LLC Company 144A	6.38	8-15-20	6,500,000	6,565,000

				38,484,875

Containers & Packaging: 2.73%
Ball Corporation	5.00	3-15-22	1,000,000	1,047,500
Greif Incorporated	7.75	8-1-19	5,676,000	6,555,780
Sealed Air Corporation 144A	8.38	9-15-21	2,000,000	2,240,000

				9,843,280

Metals & Mining: 1.97%
United States Steel Corporation «	7.38	4-1-20	7,145,000	7,109,275

Telecommunication Services: 2.08%

Diversified Telecommunication Services: 1.15%
SBA Telecommunications Incorporated 144A	5.75	7-15-20	2,000,000	2,100,000
SBA Telecommunications Incorporated	8.25	8-15-19	1,836,000	2,051,730

				4,151,730

Wireless Telecommunication Services: 0.93%
SBA Communications Corporation 144A	5.63	10-1-19	3,300,000	3,357,750

Utilities: 8.51%

Gas Utilities: 0.60%
National Fuel Gas Company	4.90	12-1-21	2,000,000	2,175,376

Independent Power Producers & Energy Traders: 7.91%
AES Corporation	8.00	6-1-20	4,550,000	5,289,375
NRG Energy Incorporated	7.63	5-15-19	4,000,000	4,240,000
NRG Energy Incorporated	7.88	5-15-21	17,500,000	19,031,250

				28,560,625

Total Corporate Bonds and Notes (Cost $231,736,201)				244,304,874

Yankee Corporate Bonds and Notes: 4.66%

Energy: 0.88%

Oil, Gas & Consumable Fuels: 0.88%
Precision Drilling Corporation	6.63	11-15-20	3,000,000	3,195,000

Materials: 3.78%

Chemicals: 3.78%
LyondellBasell Industries NV	5.75	4-15-24	12,000,000	13,650,000

Total Yankee Corporate Bonds and Notes (Cost $14,997,583)				16,845,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2012

Security name	Yield	Shares	Value

Short-Term Investments: 9.76%

Investment Companies: 9.76%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	841,581	$841,581
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.20	34,428,525	34,428,525

Total Short-Term Investments (Cost $35,270,106)			35,270,106

Total investments in securities
(Cost $369,616,280)*	108.51%	391,999,006
Other assets and liabilities, net	(8.51)	(30,740,307)

Total net assets	100.00%	$361,258,699

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $369,865,591 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$24,020,024
Gross unrealized depreciation	(1,886,609)

Net unrealized appreciation	$22,133,415

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2012	Wells Fargo Advantage Diversified Income Builder Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$356,728,900
In affiliated securities, at value (see cost below)	35,270,106

Total investments, at value (see cost below)	391,999,006
Receivable for investments sold	2,685,254
Receivable for Fund shares sold	798,379
Receivable for dividends and interest	5,104,022
Receivable for securities lending income	5,623
Prepaid expenses and other assets	49,176

Total assets	400,641,460

Liabilities
Dividends payable	174,294
Payable for investments purchased	3,306,211
Payable for Fund shares redeemed	992,332
Payable upon receipt of securities loaned	34,428,525
Advisory fee payable	154,267
Distribution fees payable	78,909
Due to other related parties	80,878
Accrued expenses and other liabilities	167,345

Total liabilities	39,382,761

Total net assets	$361,258,699

NET ASSETS CONSIST OF
Paid-in capital	$351,516,806
Overdistributed net investment income	(193,848)
Accumulated net realized losses on investments	(12,446,985)
Net unrealized gains on investments	22,382,726

Total net assets	$361,258,699

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$145,155,563
Shares outstanding – Class A	24,198,396
Net asset value per share – Class A	$6.00
Maximum offering price per share – Class A2	$6.37
Net assets – Class B	$6,448,575
Shares outstanding – Class B	1,071,040
Net asset value per share – Class B	$6.02
Net assets – Class C	$114,896,026
Shares outstanding – Class C	19,117,893
Net asset value per share – Class C	$6.01
Net assets – Administrator Class	$35,727,289
Shares outstanding – Administrator Class	6,066,091
Net asset value per share – Administrator Class	$5.89
Net assets – Institutional Class	$59,031,246
Shares outstanding – Institutional Class	10,033,460
Net asset value per share – Institutional Class	$5.88

Investments in unaffiliated securities, at cost	$334,346,174

Investments in affiliated securities, at cost	$35,270,106

Total investments, at cost	$369,616,280

Securities on loan, at value	$33,392,489

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified Income Builder Fund	Statement of operations—year ended September 30, 2012

Investment income
Interest	$18,719,937
Dividends *	2,164,520
Securities lending income, net	665,137
Income from affiliated securities	3,756

Total investment income	21,553,350

Expenses
Advisory fee	1,792,621
Administration fees
Fund level	179,262
Class A	364,550
Class B	18,607
Class C	286,918
Administrator Class	40,776
Institutional Class	48,022
Shareholder servicing fees
Class A	350,529
Class B	17,669
Class C	275,883
Administrator Class	98,528
Distribution fees
Class B	53,673
Class C	827,648
Custody and accounting fees	46,437
Professional fees	45,282
Registration fees	67,481
Shareholder report expenses	74,028
Trustees’ fees and expenses	28,301
Other fees and expenses	19,993

Total expenses	4,636,208
Less: Fee waivers and/or expense reimbursements	(180,401)

Net expenses	4,455,807

Net investment income	17,097,543

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	3,048,913
Net change in unrealized gains (losses) on investments	44,168,787

Net realized and unrealized gains (losses) on investments	47,217,700

Net increase in net assets resulting from operations	$64,315,243

* Net of foreign dividend withholding taxes of	$1,500

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Diversified Income Builder Fund	19

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment income		$17,097,543		$18,373,869
Net realized gains on investments		3,048,913		20,334,066
Net change in unrealized gains (losses) on investments		44,168,787		(39,459,722)

Net increase (decrease) in net assets resulting from operations		64,315,243		(751,787)

Distributions to shareholders from
Net investment income
Class A		(6,999,759)		(7,847,668)
Class B		(305,655)		(598,522)
Class C		(4,671,240)		(5,083,460)
Administrator Class		(2,095,742)		(2,657,680)
Institutional Class		(3,227,498)		(4,469,481)

Total distributions to shareholders		(17,299,894)		(20,656,811)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,241,303	24,247,397	11,193,628	65,587,626
Class B	196,898	1,139,265	301,732	1,771,365
Class C	3,667,427	21,047,481	7,577,040	44,516,848
Administrator Class	5,544,055	31,385,314	15,759,397	89,913,934
Institutional Class	754,146	4,235,129	3,537,749	20,342,611

		82,054,586		222,132,384

Reinvestment of distributions
Class A	1,012,977	5,831,437	986,861	5,731,658
Class B	40,365	232,947	68,196	398,837
Class C	576,008	3,323,591	545,705	3,177,112
Administrator Class	133,593	759,440	40,289	228,970
Institutional Class	565,388	3,188,701	774,860	4,424,947

		13,336,116		13,961,524

Payment for shares redeemed
Class A	(6,605,930)	(37,693,570)	(14,271,585)	(82,739,796)
Class B	(676,589)	(3,865,738)	(1,737,086)	(10,206,498)
Class C	(4,325,239)	(24,883,423)	(5,611,113)	(32,693,389)
Administrator Class	(6,422,019)	(36,846,758)	(8,991,118)	(52,207,757)
Institutional Class	(3,120,151)	(17,493,988)	(7,994,873)	(45,245,183)

		(120,783,477)		(223,092,623)

Net increase (decrease) in net assets resulting from capital share transactions		(25,392,775)		13,001,285

Total increase (decrease) in net assets		21,622,574		(8,407,313)

Net assets
Beginning of period		339,636,125		348,043,438

End of period		$361,258,699		$339,636,125

Overdistributed net investment income		$(193,848)		$(525,073)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended April 30
CLASS A	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$5.26	$5.57	$5.46	$4.58	$6.06	$6.40
Net investment income	0.28	0.28	0.13	0.25	0.26	0.27 [3]
Net realized and unrealized gains (losses) on investments	0.74	(0.27)	0.11	0.87	(1.45)	(0.35)

Total from investment operations	1.02	0.01	0.24	1.12	(1.19)	(0.08)
Distributions to shareholders from
Net investment income	(0.28)	(0.32)	(0.13)	(0.24)	(0.26)	(0.26)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)	0.00

Total distributions to shareholders	(0.28)	(0.32)	(0.13)	(0.24)	(0.29)	(0.26)
Net asset value, end of period	$6.00	$5.26	$5.57	$5.46	$4.58	$6.06
Total return[4]	19.86%	(0.28)%	4.42%	24.93%	(19.64)%	(1.26)%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.13%	1.10%	1.07%	1.07%	1.16%
Net expenses	1.08%	1.08%	1.05%	1.07%	1.07%	1.11%
Net investment income	4.93%	4.86%	5.74%	4.96%	5.15%	4.41%
Supplemental data
Portfolio turnover rate	72%	65%	21%	55%	57%	125%
Net assets, end of period (000s omitted)	$145,156	$134,340	$154,005	$146,340	$108,773	$145,924

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Income Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended April 30
CLASS B	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$5.28	$5.59	$5.48	$4.60	$6.08	$6.42
Net investment income	0.24 [3]	0.24 [3]	0.11 [3]	0.21 [3]	0.22 [3]	0.23 [3]
Net realized and unrealized gains (losses) on investments	0.74	(0.27)	0.11	0.87	(1.45)	(0.36)

Total from investment operations	0.98	(0.03)	0.22	1.08	(1.23)	(0.13)
Distributions to shareholders from
Net investment income	(0.24)	(0.28)	(0.11)	(0.20)	(0.22)	(0.21)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)	0.00

Total distributions to shareholders	(0.24)	(0.28)	(0.11)	(0.20)	(0.25)	(0.21)
Net asset value, end of period	$6.02	$5.28	$5.59	$5.48	$4.60	$6.08
Total return[4]	18.92%	(1.01)%	4.09%	23.65%	(19.99)%	(1.97)%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.88%	1.85%	1.82%	1.81%	1.86%
Net expenses	1.83%	1.83%	1.80%	1.82%	1.81%	1.86%
Net investment income	4.21%	4.11%	5.01%	4.18%	4.33%	3.68%
Supplemental data
Portfolio turnover rate	72%	65%	21%	55%	57%	125%
Net assets, end of period (000s omitted)	$6,449	$7,971	$16,089	$17,379	$19,309	$37,459

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended April 30
CLASS C	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$5.27	$5.58	$5.47	$4.60	$6.07	$6.41
Net investment income	0.24	0.24	0.11	0.22	0.22 [3]	0.22 [3]
Net realized and unrealized gains (losses) on investments	0.74	(0.27)	0.11	0.85	(1.44)	(0.35)

Total from investment operations	0.98	(0.03)	0.22	1.07	(1.22)	(0.13)
Distributions to shareholders from
Net investment income	(0.24)	(0.28)	(0.11)	(0.20)	(0.22)	(0.21)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)	0.00

Total distributions to shareholders	(0.24)	(0.28)	(0.11)	(0.20)	(0.25)	(0.21)
Net asset value, end of period	$6.01	$5.27	$5.58	$5.47	$4.60	$6.07
Total return[4]	18.94%	(1.02)%	4.09%	23.69%	(20.03)%	(1.98)%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.88%	1.85%	1.82%	1.82%	1.85%
Net expenses	1.83%	1.83%	1.80%	1.82%	1.82%	1.85%
Net investment income	4.18%	4.12%	5.01%	4.22%	4.41%	3.63%
Supplemental data
Portfolio turnover rate	72%	65%	21%	55%	57%	125%
Net assets, end of period (000s omitted)	$114,896	$101,140	$93,159	$93,423	$57,096	$61,229

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Income Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$5.16	$5.46	$5.33
Net investment income	0.28	0.29 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	0.74	(0.26)	0.12

Total from investment operations	1.02	0.03	0.18
Distributions to shareholders from
Net investment income	(0.29)	(0.33)	(0.05)
Net asset value, end of period	$5.89	$5.16	$5.46
Total return[3]	20.15%	0.00%	3.42%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.89%	1.02%
Net expenses	0.90%	0.87%	0.90%
Net investment income	5.10%	5.09%	5.80%
Supplemental data
Portfolio turnover rate	72%	65%	21%
Net assets, end of period (000s omitted)	$35,727	$35,157	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.
2.	Calculated based upon average shares outstanding
3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended April 30
INSTITUTIONAL CLASS	2012	2011	2010[1] ,[2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$5.16	$5.46	$5.36	$4.48	$5.96	$6.30
Net investment income	0.30 [3]	0.30	0.14	0.27	0.26	0.28 [3]
Net realized and unrealized gains (losses) on investments	0.72	(0.26)	0.09	0.86	(1.45)	(0.35)

Total from investment operations	1.02	0.04	0.23	1.13	(1.19)	(0.07)
Distributions to shareholders from
Net investment income	(0.30)	(0.34)	(0.13)	(0.25)	(0.26)	(0.27)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)	0.00

Total distributions to shareholders	(0.30)	(0.34)	(0.13)	(0.25)	(0.29)	(0.27)
Net asset value, end of period	$5.88	$5.16	$5.46	$5.36	$4.48	$5.96
Total return[4]	20.18%	0.18%	4.41%	25.68%	(19.85)%	(1.09)%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.70%	0.76%	0.82%	0.84%	0.85%
Net expenses	0.71%	0.69%	0.74%	0.82%	0.84%	0.85%
Net investment income	5.32%	5.27%	6.10%	5.31%	5.65%	4.66%
Supplemental data
Portfolio turnover rate	72%	65%	21%	55%	57%	125%
Net assets, end of period (000s omitted)	$59,031	$61,029	$84,780	$195,418	$58,710	$24,944

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Diversified Income Builder Fund.
2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.
3.	Calculated based upon average shares outstanding
4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Diversified Income Builder Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the

26	Wells Fargo Advantage Diversified Income Builder Fund	Notes to financial statements

securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to recognition of partnership income. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$2,136,492	$533,576	$(2,670,068)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule,

Notes to financial statements	Wells Fargo Advantage Diversified Income Builder Fund	27

pre-enactment ,capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain heir character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of September 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $12,197,676 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable input,s (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$95,579,026	$0	$0	$95,579,026

Corporate bonds and notes	0	244,304,874	0	244,304,874

Yankee corporate bonds and notes	0	16,845,000	0	16,845,000

Short-term investments
Investment companies	841,581	34,428,525	0	35,270,106
	$96,420,607	$295,578,399	$0	$391,999,006

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

28	Wells Fargo Advantage Diversified Income Builder Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.90% for Administrator Class and 0.71% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $60,648 from the sale of Class A shares and $3,872 and $4,954 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $255,840,381 and $272,172,338, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit

Notes to financial statements	Wells Fargo Advantage Diversified Income Builder Fund	29

agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $867 in commitment fees.

During the year ended September 30, 2012, the Fund had average borrowings outstanding of $65,035 at an average rate of 1.41% and paid interest in the amount of $917.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $17,299,894 and $20,656,811 of ordinary income for the years ended September 30, 2012 and September 30, 2011, respectively.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$22,133,415	$(12,197,676)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

30	Wells Fargo Advantage Diversified Income Builder Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for each of the periods in the five-month period ended September 30, 2010, and for each of the years in the three-year period ended April 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Income Builder Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

Other information (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6.91% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $1,288,029 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2012, $14,933,223 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Diversified Income Builder Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Jeremy DePalma (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Diversified Income Builder Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212316 11-12 A226/AR226 09-12

Wells Fargo Advantage

Index Asset Allocation Fund

Annual Report

September 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Index Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Index Asset Allocation Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Major international indexes, by comparison, also ended the period with solid returns in U.S. dollar terms. Across the fixed-income markets, total returns were positive over the 12-month period, with investment-grade and high-yield bonds significantly outperforming U.S. Treasury securities as investors continued to seek yield in the current low and steady interest-rate environment.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the twelve-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties were able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront throughout most of the summer. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

Letter to shareholders (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Index Asset Allocation Fund	Letter to shareholders (unaudited)

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Average annual total returns (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SFAAX)	11-13-86	16.91	0.81	6.62	24.07	2.01	7.25	1.19	1.15
Class B (SASBX)*	1-1-95	18.08	0.87	6.69	23.08	1.25	6.69	1.94	1.90
Class C (WFALX)	4-1-98	22.11	1.25	6.45	23.11	1.25	6.45	1.94	1.90
Administrator Class (WFAIX)	11-8-99	–	–	–	24.30	2.27	7.53	1.03	0.90
Index Asset Allocation Composite Index[3]	–	–	–	–	21.00	6.11	8.68	–	–
S&P 500 Index[4]	–	–	–	–	30.20	1.05	8.01	–	–
Barclays 20+ Year Treasury Index[5]	–	–	–	–	6.25	11.30	7.92	–	–

* Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	7

Growth of $10,000 investment[6] as of September 30, 2012

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through January 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Barclays 20+ Year Treasury Index (a subset of the Barclays U.S. Treasury Index, which contains public obligations of the U.S. Treasury with a remaining maturity of one year or more). You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays 20+ Year Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Composite Index, S&P 500 Index, and Barclays 20+ Year Treasury Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

9.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified and is subject to change.

10.	The Chicago Board Options Exchange Volatility Index® is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. You cannot invest directly in an index.

11.	The Conference Board Consumer Confidence Index is an index based on the monthly Consumer Conference Board survey that measures consumer sentiment regarding current and future economic conditions. You cannot invest directly in an index.

8	Wells Fargo Advantage Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the composite benchmark, which is weighted 60% in the S&P 500 Index and 40% in the Barclays 20+ Year Treasury Index, for the 12-month period that ended September 30, 2012.

■

The Fund’s tactical overweight to stocks contributed positively to the performance of the Fund as the S&P 500 Index outperformed long-term U.S. Treasury bonds by a wide margin. For the 12-month period, the S&P 500 Index rose by 30.20% and the Barclays 20+ Year Treasury Index gained 6.25%.

Renewed optimism drove stocks higher during the 12-month period.

Equity markets posted broad-based gains during the period as the probability of a financial contagion stemming from the ongoing European debt crisis diminished. Better-than-expected economic data and strong actions by central banks propelled risky markets higher. Although worries lingered as we entered 2012, the likelihood of a euro collapse lessened significantly when, in the first quarter of 2012, the European Central Bank (ECB) made the decision to extend cheap liquidity to European banks. This move by the ECB—the implementation of its so-called Long-Term Refinancing Operation—was perhaps the most important factor in reversing fears that had kept a lid on equity prices ever since troubles in the eurozone first surfaced. Markets received further affirmation of the ECB’s resolve to tackle the lingering crisis head-on when, in mid-summer of 2012, it announced its intention to take all necessary steps to preserve the common currency.

Ten largest holdings[7] (%) as of September 30, 2012
Apple Incorporated	2.95
U.S. Treasury Bond, 4.38%, 5-15-40	2.82
U.S. Treasury Bond, 3.75%, 8-15-41	2.76
U.S. Treasury Bond, 4.25%, 11-15-40	2.73
U.S. Treasury Bond, 4.38%, 11-15-39	2.72
U.S. Treasury Bond, 4.63%, 2-15-40	2.67
U.S. Treasury Bond, 4.38%, 5-15-41	2.53
U.S. Treasury Bond, 4.75%, 2-15-41	2.33
U.S. Treasury Bond, 3.88%, 8-15-40	2.27
Exxon Mobil Corporation	1.99

Sector distribution[8] as of September 30, 2012

On the domestic front, the Federal Reserve (Fed) showed a similar determination to ensure that the U.S. economic recovery did not falter. Toward the end of the period, it announced plans to implement a third round of quantitative easing in an effort to keep mortgage rates low for the next couple of years. Also, positive signs were evident in the labor market, as the U.S. unemployment rate dipped below 8% for the first time in more than three years. Meanwhile, the negative impact of higher gas prices continued to weigh on consumers.

Volatility, as represented by the Chicago Board Options Exchange Volatility Index10, dropped sharply during the year, and the overall calming of fears seemed to encourage investors to seek out riskier assets such as stocks and high-yield bonds as opposed to the perceived safe haven of Treasury bonds. For the period, the S&P 500 Index gained 30.2%, while long-term Treasury bonds, as measured by the Barclays 20+ Year Treasury Index, posted returns of 6.3%. The Fund remained overweight to stocks for the entire 12-month period and was consequently well positioned to take advantage of the resulting 23.9% return spread between stocks and bonds.

Neutral target allocation[9] as of September 30, 2012
Bonds	40%
Stocks	60%

Current target allocation[9] as of September 30, 2012
Bonds	15%
Stocks	85%

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	9

The tactical shift toward stocks contributed positively to performance, as the S&P 500 Index outperformed long-term U.S. Treasury bonds for the 12-month period.

The Fund employs a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by shifting the effective allocations based on the relative attractiveness of stocks and bonds. The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Barclays 20+ Year Treasury Index. During the entire 12-month period, the Fund maintained its maximum equity overweight, resulting in a target allocation of 85% stocks and 15% bonds. Because of price fluctuations, the Fund’s actual allocation on a particular day may differ slightly from the target allocation. The emphasis on stocks contributed positively to the relative performance over the past year, as U.S. stocks handsomely outperformed U.S. Treasury bonds. The Fund’s neutral target allocation is 60% stocks and 40% bonds.

The TAA Model continues to favor stocks relative to bonds.

As fears of a global recession subsided, investors were finally able to shift their focus to the underlying economic fundamentals that, while not stellar, did show signs of improvement during the period. Although uncertainties remain, consumer confidence rose substantially. For the period, The Conference Board Consumer Confidence Index11 increased by 51.5%, rising from 46.4 at the end of September 2011, to 70.3 by the end of September 2012. However, this is not to say that investor confidence has been fully restored. As evidenced by mutual fund flows, retail investors were net sellers of equities and continued to plow money into bond funds. Meanwhile, corporations have been reluctant to invest a sizable portion of the cash that they have amassed during the recovery.

To be sure, near-term volatility may rise due to uncertainty surrounding the U.S. elections in November and the looming fiscal cliff at year-end. However, we believe that the economic recovery seems to be on a sustainable path. Housing prices have risen steadily in 2012, and the recent round of monetary easing by the Fed could further boost a housing market that already appears to be on the mend. Furthermore, in our view, equities continue to remain attractively priced, while bond yields still hover near historically low levels. Our TAA Model will continue to recommend an overweight toward stocks until the relative valuation between stocks and bonds returns to a more historical norm.

Please see footnotes on page 7.

10	Wells Fargo Advantage Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,047.35	$5.89	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Class B
Actual	$1,000.00	$1,043.80	$9.71	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Class C
Actual	$1,000.00	$1,043.04	$9.70	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Administrator Class
Actual	$1,000.00	$1,048.18	$4.61	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.02%
FHLMC	10.50%	1-1-16	$402	$447
FNMA Grantor Trust Series 2002-T1 Class A4	9.50	11-25-31	141,976	171,179

Total Agency Securities (Cost $152,676)				171,626

			Shares

Common Stocks: 60.79%

Consumer Discretionary: 6.77%

Auto Components: 0.14%
BorgWarner Incorporated «†			3,745	258,817
Johnson Controls Incorporated			22,373	613,020
The Goodyear Tire & Rubber Company †			8,006	97,593

				969,430

Automobiles: 0.22%
Ford Motor Company			124,768	1,230,212
Harley-Davidson Incorporated «			7,456	315,911

				1,546,123

Distributors: 0.04%
Genuine Parts Company «			5,075	309,727

Diversified Consumer Services: 0.04%
Apollo Group Incorporated Class A †			3,302	95,923
DeVry Incorporated «			1,903	43,312
H&R Block Incorporated			8,871	153,734

				292,969

Hotels, Restaurants & Leisure: 1.11%
Carnival Corporation			14,627	533,008
Chipotle Mexican Grill Incorporated «†			1,035	328,654
Darden Restaurants Incorporated			4,197	233,983
International Game Technology			8,739	114,394
Marriott International Incorporated Class A «			8,236	322,028
McDonald’s Corporation			32,991	3,026,924
Starbucks Corporation			24,862	1,261,747
Starwood Hotels & Resorts Worldwide Incorporated			6,425	372,393
Wyndham Worldwide Corporation			4,653	244,189
Wynn Resorts Limited			2,599	300,029
Yum! Brands Incorporated			14,913	989,328

				7,726,677

Household Durables: 0.23%
D.R. Horton Incorporated «			9,088	187,576
Harman International Industries Incorporated			2,199	101,506
Leggett & Platt Incorporated			4,597	115,155
Lennar Corporation			5,326	185,185
Newell Rubbermaid Incorporated			9,446	180,324
Pulte Homes Incorporated †			11,048	171,244

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Household Durables (continued)
Stanley Black & Decker Incorporated	$5,501	$419,451
Whirlpool Corporation	2,535	210,177

		1,570,618

Internet & Catalog Retail: 0.64%
Amazon.com Incorporated †	11,832	3,009,114
Expedia Incorporated «	3,063	177,164
Netflix Incorporated «†	1,815	98,809
priceline.com Incorporated †	1,632	1,009,767
TripAdvisor Incorporated «†	3,583	117,988

		4,412,842

Leisure Equipment & Products: 0.08%
Hasbro Incorporated «	3,792	144,741
Mattel Incorporated «	11,155	395,779

		540,520

Media: 2.15%
Cablevision Systems Corporation Class A	7,060	111,901
CBS Corporation Class B	19,472	707,418
Comcast Corporation Class A	87,538	3,131,234
DIRECTV Group Incorporated †	21,150	1,109,529
Discovery Communications Incorporated Class A †	8,087	482,228
Gannett Company Incorporated	7,571	134,385
Interpublic Group of Companies Incorporated	14,299	159,005
McGraw-Hill Companies Incorporated	9,165	500,317
News Corporation Class A	66,600	1,633,698
Omnicom Group Incorporated	8,688	447,953
Scripps Networks Interactive Incorporated	2,825	172,975
Time Warner Cable Incorporated	10,021	952,596
Time Warner Incorporated	31,044	1,407,225
Viacom Incorporated Class B	15,488	830,002
Walt Disney Company	58,696	3,068,627
Washington Post Company Class B	149	54,091

		14,903,184

Multiline Retail: 0.47%
Big Lots Incorporated «†	1,947	57,592
Dollar Tree Incorporated †	7,533	363,656
Family Dollar Stores Incorporated	3,174	210,436
JCPenney Company Incorporated «	4,657	113,119
Kohl’s Corporation	7,056	361,408
Macy’s Incorporated	13,170	495,455
Nordstrom Incorporated	4,998	275,790
Target Corporation	21,423	1,359,718

		3,237,174

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	13

Security name	Shares	Value

Specialty Retail: 1.28%
Abercrombie & Fitch Company Class A «	2,701	$91,618
AutoNation Incorporated «†	1,265	55,243
AutoZone Incorporated †	1,223	452,106
Bed Bath & Beyond Incorporated †	7,593	478,359
Best Buy Company Incorporated	8,700	149,553
CarMax Incorporated †	7,469	211,373
GameStop Corporation Class A «	4,039	84,819
Gap Incorporated	9,753	348,962
Home Depot Incorporated	49,314	2,977,086
Limited Brands Incorporated	7,806	384,524
Lowe’s Companies Incorporated	37,312	1,128,315
O’Reilly Automotive Incorporated †	3,890	325,282
Ross Stores Incorporated	7,324	473,130
Staples Incorporated «	22,322	257,149
Tiffany & Company «	3,894	240,961
TJX Companies Incorporated	24,082	1,078,633
Urban Outfitters Incorporated †	3,571	134,127

		8,871,240

Textiles, Apparel & Luxury Goods: 0.37%
Coach Incorporated «	9,331	522,723
Fossil Incorporated †	1,790	151,613
Nike Incorporated Class B	12,028	1,141,577
Ralph Lauren Corporation	1,998	302,158
VF Corporation	2,876	458,319

		2,576,390

Consumer Staples: 6.60%

Beverages: 1.48%
Beam Incorporated	5,181	298,115
Brown-Forman Corporation Class B	4,955	323,314
Coca-Cola Enterprises Incorporated	9,054	283,119
Constellation Brands Incorporated Class A †	4,815	155,765
Dr Pepper Snapple Group Incorporated	6,890	306,812
Molson Coors Brewing Company	5,092	229,395
Monster Beverage Corporation †	5,019	271,829
PepsiCo Incorporated	50,912	3,603,042
The Coca-Cola Company	126,656	4,804,062

		10,275,453

Food & Staples Retailing: 1.47%
Costco Wholesale Corporation	14,142	1,415,968
CVS Caremark Corporation	41,619	2,015,192
Kroger Company	17,819	419,459
Safeway Incorporated «	7,836	126,081
Sysco Corporation «	19,191	600,103
Wal-Mart Stores Incorporated	54,981	4,057,598
Walgreen Company	28,040	1,021,778
Whole Foods Market Incorporated	5,620	547,388

		10,203,567

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Food Products: 1.04%
Archer Daniels Midland Company	21,547	$585,647
Campbell Soup Company «	5,893	205,194
ConAgra Foods Incorporated	13,285	366,533
Dean Foods Company †	6,046	98,852
General Mills Incorporated	21,206	845,059
H.J. Heinz Company «	10,477	586,188
Hormel Foods Corporation «	4,384	128,188
JM Smucker Company	3,579	308,975
Kellogg Company	8,074	417,103
Kraft Foods Incorporated Class A	58,057	2,400,657
McCormick & Company Incorporated «	4,337	269,067
Mead Johnson & Company LLC	6,664	488,338
The Hershey Company	4,960	351,614
Tyson Foods Incorporated Class A	9,472	151,741

		7,203,156

Household Products: 1.33%
Clorox Company	4,239	305,420
Colgate-Palmolive Company	14,580	1,563,268
Kimberly-Clark Corporation	12,919	1,108,192
Procter & Gamble Company	90,103	6,249,544

		9,226,424

Personal Products: 0.10%
Avon Products Incorporated	14,133	225,421
Estee Lauder Companies Incorporated Class A	7,853	483,509

		708,930

Tobacco: 1.18%
Altria Group Incorporated	66,502	2,220,502
Lorillard Incorporated	4,274	497,707
Philip Morris International	55,147	4,959,921
Reynolds American Incorporated	10,729	464,995

		8,143,125

Energy: 6.87%

Energy Equipment & Services: 1.16%
Baker Hughes Incorporated	14,380	650,407
Cameron International Corporation †	8,057	451,756
Diamond Offshore Drilling Incorporated «	2,275	149,718
Ensco plc Class A ADR «	7,593	414,274
FMC Technologies Incorporated «†	7,797	361,001
Halliburton Company	30,349	1,022,458
Helmerich & Payne Incorporated «	3,455	164,493
Nabors Industries Limited †	9,502	133,313
National Oilwell Varco Incorporated	13,950	1,117,535
Noble Corporation «	8,262	295,614
Rowan Companies plc †	4,065	137,275
Schlumberger Limited	43,413	3,140,062

		8,037,906

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	15

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 5.71%
Alpha Natural Resources Incorporated «†	7,209	$47,363
Anadarko Petroleum Corporation	16,344	1,142,772
Apache Corporation	12,799	1,106,730
Cabot Oil & Gas Corporation	6,868	308,373
Chesapeake Energy Corporation «	16,979	320,394
Chevron Corporation	64,189	7,481,870
ConocoPhillips Company	39,732	2,271,876
CONSOL Energy Incorporated «	7,448	223,812
Denbury Resources Incorporated †	12,799	206,832
Devon Energy Corporation	12,305	744,453
EOG Resources Incorporated	8,833	989,738
EQT Corporation	4,896	288,864
Exxon Mobil Corporation	151,006	13,809,499
Hess Corporation	9,719	522,105
Kinder Morgan Incorporated	18,662	662,874
Marathon Oil Corporation	23,064	682,002
Marathon Petroleum Corporation	11,065	604,038
Murphy Oil Corporation	6,038	324,180
Newfield Exploration Company †	4,414	138,246
Noble Energy Incorporated	5,816	539,201
Occidental Petroleum Corporation	26,498	2,280,418
Peabody Energy Corporation	8,777	195,639
Phillips 66 Incorporated	20,507	950,910
Pioneer Natural Resources Company	4,026	420,314
QEP Resources Incorporated	5,816	184,135
Range Resources Corporation	5,317	371,499
Southwestern Energy Company «†	11,389	396,109
Spectra Energy Corporation «	21,359	627,100
Sunoco Incorporated	3,426	160,440
Tesoro Petroleum Corporation	4,572	191,567
The Williams Companies Incorporated	20,494	716,675
Valero Energy Corporation	18,044	571,634
WPX Energy Incorporated †	6,510	108,001

		39,589,663

Financials: 8.87%

Capital Markets: 1.09%
Ameriprise Financial Incorporated	6,894	390,821
Bank of New York Mellon Corporation «	38,645	874,150
BlackRock Incorporated «	4,184	746,007
Charles Schwab Corporation	35,846	458,470
E*TRADE Financial Corporation †	8,402	74,022
Federated Investors Incorporated Class B «	3,063	63,373
Franklin Resources Incorporated	4,521	565,441
Goldman Sachs Group Incorporated	14,742	1,675,871
Invesco Limited	14,563	363,929
Legg Mason Incorporated	3,933	97,066
Morgan Stanley	45,237	757,267
Northern Trust Corporation	7,158	332,239

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Capital Markets (continued)
State Street Corporation	15,671	$657,555
T. Rowe Price Group Incorporated	8,304	525,643

		7,581,854

Commercial Banks: 1.74%
Branch Banking & Trust Corporation	22,872	758,436
Comerica Incorporated	6,332	196,609
Fifth Third Bancorp	30,060	466,231
First Horizon National Corporation	8,138	78,369
Huntington Bancshares Incorporated	28,083	193,773
KeyCorp	30,865	269,760
M&T Bank Corporation «	3,937	374,645
PNC Financial Services Group Incorporated	17,320	1,092,892
Regions Financial Corporation	46,234	333,347
SunTrust Banks Incorporated	17,614	497,948
US Bancorp	62,003	2,126,703
Wells Fargo & Company (l)	160,704	5,549,109
Zions Bancorporation	6,025	124,446

		12,062,268

Consumer Finance: 0.55%
American Express Company	32,263	1,834,474
Capital One Financial Corporation	19,007	1,083,589
Discover Financial Services	16,843	669,172
SLM Corporation	15,356	241,396

		3,828,631

Diversified Financial Services: 2.62%
Bank of America Corporation	352,553	3,113,043
Berkshire Hathaway Incorporated Class B †	59,992	5,291,294
Citigroup Incorporated	95,931	3,138,862
CME Group Incorporated	10,009	573,516
InterContinental Exchange Incorporated †	2,382	317,783
JPMorgan Chase & Company	124,270	5,030,450
Leucadia National Corporation	6,481	147,443
Moody’s Corporation «	6,327	279,464
NASDAQ Stock Market Incorporated	3,877	90,315
NYSE Euronext Incorporated	8,049	198,408

		18,180,578

Insurance: 1.54%
ACE Limited	11,095	838,782
AFLAC Incorporated	15,317	733,378
Allstate Corporation	15,863	628,333
American International Group Incorporated †	38,151	1,250,971
Aon plc	10,545	551,398
Assurant Incorporated	2,654	98,994
Chubb Corporation	8,696	663,331
Cincinnati Financial Corporation	4,785	181,304

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	17

Security name	Shares	Value

Insurance (continued)
Genworth Financial Incorporated †	16,084	$84,119
Lincoln National Corporation	9,131	220,879
Loews Corporation	10,222	421,760
Marsh & McLennan Companies Incorporated	17,802	604,022
MetLife Incorporated	34,751	1,197,519
Principal Financial Group Incorporated «	9,075	244,481
Prudential Financial Incorporated	15,245	831,005
The Hartford Financial Services Group Incorporated	14,257	277,156
The Progressive Corporation	18,334	380,247
The Travelers Companies Incorporated	12,608	860,622
Torchmark Corporation	3,119	160,161
UnumProvident Corporation	9,165	176,151
XL Group plc	10,000	240,300

		10,644,913

Real Estate Management & Development: 0.03%
CBRE Group Incorporated †	9,876	181,817

REITs: 1.26%
American Tower Corporation	12,927	922,859
Apartment Investment & Management Company Class A	4,759	123,686
AvalonBay Communities Incorporated	3,170	431,088
Boston Properties Incorporated	4,934	545,750
Equity Residential Corporation	9,847	566,498
HCP Incorporated	14,052	625,033
Health Care REIT Incorporated	7,291	421,055
Host Hotels & Resorts Incorporated	23,639	379,406
Kimco Realty Corporation	13,315	269,895
Plum Creek Timber Company	5,283	231,607
Prologis Incorporated	15,070	527,902
Public Storage Incorporated	4,712	655,769
Simon Property Group Incorporated	9,923	1,506,411
Ventas Incorporated	9,663	601,522
Vornado Realty Trust	5,530	448,207
Weyerhaeuser Company	17,593	459,881

		8,716,569

Thrifts & Mortgage Finance: 0.04%
Hudson City Bancorp Incorporated	15,548	123,762
People’s United Financial Incorporated «	11,491	139,501

		263,263

Health Care: 7.30%

Biotechnology: 0.97%
Alexion Pharmaceuticals Incorporated †	6,314	722,322
Amgen Incorporated	25,215	2,126,129
Biogen Idec Incorporated †	7,733	1,153,996
Celgene Corporation †	14,112	1,078,157
Gilead Sciences Incorporated †	24,751	1,641,734

		6,722,338

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Health Care Equipment & Supplies: 1.08%
Baxter International Incorporated	17,904	$1,078,895
Becton Dickinson & Company «	6,528	512,840
Boston Scientific Corporation †	46,421	266,457
C.R. Bard Incorporated	2,552	267,067
CareFusion Corporation †	7,260	206,111
Covidien plc	15,705	933,191
DENTSPLY International Incorporated «	4,640	176,970
Edwards Lifesciences Corporation †	3,784	406,288
Intuitive Surgical Incorporated †	1,308	648,284
Medtronic Incorporated	33,370	1,438,914
St. Jude Medical Incorporated	10,273	432,801
Stryker Corporation	9,459	526,488
Varian Medical Systems Incorporated «†	3,622	218,479
Zimmer Holdings Incorporated	5,714	386,381

		7,499,166

Health Care Providers & Services: 1.17%
Aetna Incorporated	10,933	432,947
AmerisourceBergen Corporation	8,232	318,661
Cardinal Health Incorporated	11,159	434,866
CIGNA Corporation	9,433	444,955
Coventry Health Care Incorporated	4,380	182,602
DaVita Incorporated †	2,787	288,761
Express Scripts Holding Corporation †	26,523	1,662,196
Humana Incorporated	5,292	371,234
Laboratory Corporation of America Holdings †	3,136	289,986
McKesson Corporation	7,721	664,238
Patterson Companies Incorporated	2,778	95,119
Quest Diagnostics Incorporated	5,194	329,455
Tenet Healthcare Corporation †	13,634	85,485
UnitedHealth Group Incorporated	33,784	1,871,971
WellPoint Incorporated	10,639	617,168

		8,089,644

Health Care Technology: 0.05%
Cerner Corporation †	4,759	368,394

Life Sciences Tools & Services: 0.26%
Agilent Technologies Incorporated	11,398	438,253
Life Technologies Corporation «†	5,735	280,327
PerkinElmer Incorporated	3,732	109,982
Thermo Fisher Scientific Incorporated	11,960	703,607
Waters Corporation †	2,867	238,907

		1,771,076

Pharmaceuticals: 3.77%
Abbott Laboratories	51,338	3,519,733
Allergan Incorporated	10,060	921,295
Bristol-Myers Squibb Company	54,926	1,853,753

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	19

Security name	Shares	Value

Pharmaceuticals (continued)
Eli Lilly & Company	33,404	$1,583,684
Forest Laboratories Incorporated †	7,648	272,345
Hospira Incorporated †	5,403	177,326
Johnson & Johnson Services Incorporated	90,192	6,215,131
Merck & Company Incorporated	99,634	4,493,493
Mylan Laboratories Incorporated †	13,277	323,959
Perrigo Company «	2,876	334,105
Pfizer Incorporated	244,355	6,072,222
Watson Pharmaceuticals Incorporated †	4,176	355,628

		26,122,674

Industrials: 5.89%

Aerospace & Defense: 1.32%
Boeing Company	22,135	1,541,039
General Dynamics Corporation	10,848	717,270
Honeywell International Incorporated	25,535	1,525,716
L-3 Communications Holdings Incorporated	3,157	226,388
Lockheed Martin Corporation	8,807	822,398
Northrop Grumman Corporation	8,087	537,219
Precision Castparts Corporation	4,755	776,682
Raytheon Company	10,861	620,815
Rockwell Collins Incorporated «	4,649	249,372
United Technologies Corporation	27,444	2,148,591

		9,165,490

Air Freight & Logistics: 0.44%
C.H. Robinson Worldwide Incorporated	5,283	309,320
Expeditors International of Washington Incorporated	6,890	250,520
FedEx Corporation	9,553	808,375
United Parcel Service Incorporated Class B	23,515	1,682,969

		3,051,184

Airlines: 0.03%
Southwest Airlines Company	24,308	213,181

Building Products: 0.03%
Masco Corporation	11,683	175,829

Commercial Services & Supplies: 0.29%
Avery Dennison Corporation	3,319	105,611
Cintas Corporation	3,519	145,863
Dun & Bradstreet Corporation «	1,470	117,041
Equifax Incorporated	3,920	182,594
Iron Mountain Incorporated	4,942	168,572
Pitney Bowes Incorporated «	6,562	90,687
Republic Services Incorporated	9,800	269,598
Robert Half International Incorporated	4,640	123,563
RR Donnelley & Sons Company «	5,897	62,508
Stericycle Incorporated «†	2,804	253,818

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Commercial Services & Supplies (continued)
Waste Management Incorporated «	14,257	$457,365

		1,977,220

Construction & Engineering: 0.09%
Fluor Corporation	5,462	307,401
Jacobs Engineering Group Incorporated †	4,244	171,585
Quanta Services Incorporated †	6,971	172,184

		651,170

Electrical Equipment: 0.32%
Cooper Industries plc	5,228	392,414
Emerson Electric Company	23,792	1,148,440
Rockwell Automation Incorporated	4,619	321,251
Roper Industries Incorporated «	3,200	351,648

		2,213,753

Industrial Conglomerates: 1.57%
3M Company	20,805	1,922,798
General Electric Company	345,416	7,844,397
Textron Incorporated	9,190	240,502
Tyco International Limited	15,045	846,432

		10,854,129

Machinery: 1.22%
Caterpillar Incorporated	21,372	1,838,847
Cummins Incorporated	5,795	534,357
Danaher Corporation	19,110	1,053,917
Deere & Company	12,812	1,056,862
Dover Corporation	5,982	355,869
Eaton Corporation «	11,044	521,939
Flowserve Corporation	1,674	213,837
Illinois Tool Works Incorporated «	14,112	839,241
Ingersoll-Rand plc	9,378	420,322
Joy Global Incorporated	3,464	194,192
Paccar Incorporated	11,564	462,849
Pall Corporation «	3,801	241,325
Parker Hannifin Corporation	4,887	408,455
Snap-On Incorporated	1,905	136,912
Xylem Incorporated	6,072	152,711

		8,431,635

Road & Rail: 0.47%
CSX Corporation «	34,022	705,957
Norfolk Southern Corporation	10,452	665,061
Ryder System Incorporated	1,674	65,386
Union Pacific Corporation	15,492	1,838,900

		3,275,304

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	21

Security name	Shares	Value

Trading Companies & Distributors: 0.11%
Fastenal Company «	8,816	$379,000
W.W. Grainger Incorporated	1,960	408,405

		787,405

Information Technology: 12.24%

Communications Equipment: 1.17%
Cisco Systems Incorporated	173,055	3,303,620
F5 Networks Incorporated †	2,586	270,754
Harris Corporation «	3,703	189,668
JDS Uniphase Corporation †	7,588	93,977
Juniper Networks Incorporated †	17,226	294,737
Motorola Solutions Incorporated	9,365	473,401
QUALCOMM Incorporated	55,722	3,482,068

		8,108,225

Computers & Peripherals: 3.65%
Apple Incorporated	30,665	20,461,528
Dell Incorporated	47,665	469,977
EMC Corporation †	68,658	1,872,304
Hewlett-Packard Company	64,321	1,097,316
Lexmark International Incorporated	2,298	51,131
NetApp Incorporated †	11,883	390,713
SanDisk Corporation †	7,904	343,271
Seagate Technology plc «	11,568	358,608
Western Digital Corporation	7,282	282,032

		25,326,880

Electronic Equipment, Instruments & Components: 0.25%
Amphenol Corporation Class A	5,266	310,062
Corning Incorporated	48,709	640,523
FLIR Systems Incorporated	4,942	98,716
Jabil Circuit Incorporated	6,118	114,529
Molex Incorporated	4,504	118,365
TE Connectivity Limited	13,997	476,038

		1,758,233

Internet Software & Services: 1.36%
Akamai Technologies Incorporated †	5,799	221,870
eBay Incorporated †	37,942	1,836,772
Google Incorporated Class A †	8,666	6,538,497
VeriSign Incorporated †	5,117	249,147
Yahoo! Incorporated †	34,103	544,795

		9,391,081

IT Services: 2.36%
Accenture plc	20,767	1,454,313
Automatic Data Processing Incorporated	15,850	929,761
Cognizant Technology Solutions Corporation Class A †	9,766	682,839

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

IT Services (continued)
Computer Sciences Corporation	5,083	$163,723
Fidelity National Information Services Incorporated	8,193	255,785
Fiserv Incorporated †	4,440	328,693
International Business Machines Corporation	35,143	7,290,415
MasterCard Incorporated	3,511	1,585,146
Paychex Incorporated «	10,562	351,609
SAIC Incorporated	9,280	111,731
Teradata Corporation †	5,513	415,735
Total System Services Incorporated	5,292	125,420
Visa Incorporated Class A	17,098	2,295,919
Western Union Company	19,706	359,043

		16,350,132

Office Electronics: 0.05%
Xerox Corporation	42,765	313,895

Semiconductors & Semiconductor Equipment: 1.22%
Advanced Micro Devices Incorporated «†	19,676	66,308
Altera Corporation	10,464	355,619
Analog Devices Incorporated «	9,778	383,200
Applied Materials Incorporated	40,482	451,982
Broadcom Corporation Class A	16,826	581,843
First Solar Incorporated «†	1,964	43,493
Intel Corporation	163,665	3,711,922
KLA-Tencor Corporation	5,445	259,754
Lam Research Corporation «†	5,965	189,598
Linear Technology Corporation	7,533	239,926
LSI Corporation †	18,240	126,038
Microchip Technology Incorporated «	6,336	207,441
Micron Technology Incorporated †	33,285	199,211
NVIDIA Corporation †	20,264	270,322
Teradyne Incorporated «†	6,136	87,254
Texas Instruments Incorporated	37,222	1,025,466
Xilinx Incorporated «	8,577	286,558

		8,485,935

Software: 2.18%
Adobe Systems Incorporated †	16,089	522,249
Autodesk Incorporated †	7,422	247,672
BMC Software Incorporated †	4,798	199,069
CA Incorporated	11,202	288,620
Citrix Systems Incorporated †	6,114	468,149
Electronic Arts Incorporated †	10,418	132,204
Intuit Incorporated	9,029	531,628
Microsoft Corporation	246,826	7,350,478
Oracle Corporation	124,585	3,923,182
Red Hat Incorporated †	6,314	359,519
Salesforce.com Incorporated «†	4,184	638,855
Symantec Corporation †	22,995	413,910

		15,075,535

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	23

Security name	Shares	Value

Materials: 2.13%

Chemicals: 1.46%
Air Products & Chemicals Incorporated	6,924	$572,615
Airgas Incorporated	2,267	186,574
CF Industries Holdings Incorporated	2,049	455,370
Dow Chemical Company	39,195	1,135,087
E.I. du Pont de Nemours & Company	30,435	1,529,967
Eastman Chemical Company	5,002	285,164
Ecolab Incorporated	8,611	558,079
FMC Corporation «	4,491	248,712
International Flavors & Fragrances Incorporated	2,667	158,900
LyondellBasell Class A	11,099	573,374
Monsanto Company	17,435	1,586,934
Mosaic Company	9,046	521,140
PPG Industries Incorporated	4,994	573,511
Praxair Incorporated	9,753	1,013,142
Sherwin-Williams Company «	2,787	415,012
Sigma-Aldrich Corporation «	3,950	284,282

		10,097,863

Construction Materials: 0.03%
Vulcan Materials Company «	4,231	200,126

Containers & Packaging: 0.07%
Ball Corporation	5,062	214,173
Bemis Company Incorporated	3,379	106,337
Owens-Illinois Incorporated †	5,398	101,266
Sealed Air Corporation «	5,718	88,400

		510,176

Metals & Mining: 0.47%
Alcoa Incorporated «	34,904	308,900
Allegheny Technologies Incorporated	3,507	111,873
Cliffs Natural Resources Incorporated «	4,661	182,385
Freeport-McMoRan Copper & Gold Incorporated Class B	31,053	1,229,078
Newmont Mining Corporation	16,229	908,986
Nucor Corporation	10,384	397,292
Titanium Metals Corporation «	2,407	30,882
United States Steel Corporation «	4,721	90,029

		3,259,425

Paper & Forest Products: 0.10%
International Paper Company	14,308	519,667
MeadWestvaco Corporation	5,680	173,808

		693,475

Telecommunication Services: 1.99%

Diversified Telecommunication Services: 1.81%
AT&T Incorporated	188,727	7,115,008
CenturyTel Incorporated	20,371	822,988

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corporation «	32,663	$160,049
Verizon Communications Incorporated	93,196	4,246,942
Windstream Corporation «	19,237	194,486

		12,539,473

Wireless Telecommunication Services: 0.18%
Crown Castle International Corporation †	9,587	614,527
MetroPCS Communications Incorporated †	10,345	121,140
Sprint Nextel Corporation †	98,151	541,794

		1,277,461

Utilities: 2.13%

Electric Utilities: 1.27%
American Electric Power Company Incorporated	15,863	697,020
Consolidated Edison Incorporated	9,582	573,866
Duke Energy Corporation	23,034	1,492,603
Edison International	10,660	487,055
Entergy Corporation	5,799	401,871
Exelon Corporation	27,925	993,572
FirstEnergy Corporation	13,681	603,332
Nextera Energy Incorporated	13,830	972,664
Northeast Utilities	10,264	392,393
Pepco Holdings Incorporated «	7,486	141,485
Pinnacle West Capital Corporation	3,583	189,182
PPL Corporation	18,999	551,921
The Southern Company «	28,620	1,319,096

		8,816,060

Gas Utilities: 0.07%
AGL Resources Incorporated	3,843	157,217
ONEOK Incorporated	6,706	323,967

		481,184

Independent Power Producers & Energy Traders: 0.05%
AES Corporation †	20,311	222,812
NRG Energy Incorporated «	7,452	159,398

		382,210

Multi-Utilities: 0.74%
Ameren Corporation	7,938	259,334
CenterPoint Energy Incorporated	13,980	297,774
CMS Energy Corporation	8,671	204,202
Dominion Resources Incorporated	18,756	992,943
DTE Energy Company	5,620	336,863
Integrys Energy Group Incorporated «	2,548	133,006
NiSource Incorporated	9,318	237,423
PG&E Corporation	13,950	595,247
Public Service Enterprise Group Incorporated	16,553	532,676

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	25

Security name			Shares	Value

Multi-Utilities (continued)
SCANA Corporation «			4,295	$207,320
Sempra Energy			7,354	474,259
TECO Energy Incorporated «			6,660	118,148
Wisconsin Energy Corporation			7,537	283,919
Xcel Energy Incorporated			15,948	441,917

				5,115,031

Total Common Stocks (Cost $327,026,722)				421,357,003

	Interest rate	Maturity date	Principal
Non-Agency Mortgage Backed Securities: 0.01%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA ±	0.55%	12-25-34	$26,960	25,448
Terwin Mortgage Trust Series 2004-21HE Class 1A1 ±	1.18	12-25-34	9,734	8,805

Total Non-Agency Mortgage Backed Securities (Cost $36,694)				34,253

U.S. Treasury Securities: 35.18%
U.S. Treasury Bond	2.75	8-15-42	1,860,000	1,831,810
U.S. Treasury Bond	3.00	5-15-42	4,900,000	5,088,346
U.S. Treasury Bond	3.13	11-15-41	11,934,000	12,730,225
U.S. Treasury Bond	3.13	2-15-42	6,258,000	6,665,746
U.S. Treasury Bond	3.50	2-15-39	9,195,000	10,569,938
U.S. Treasury Bond	3.75	8-15-41	15,975,000	19,125,078
U.S. Treasury Bond	3.88	8-15-40	12,868,000	15,743,200
U.S. Treasury Bond	4.25	5-15-39	10,503,000	13,627,643
U.S. Treasury Bond	4.25	11-15-40	14,576,000	18,951,074
U.S. Treasury Bond	4.38	2-15-38	5,198,000	6,853,241
U.S. Treasury Bond	4.38	11-15-39	14,262,000	18,872,634
U.S. Treasury Bond	4.38	5-15-40	14,734,000	19,515,640
U.S. Treasury Bond	4.38	5-15-41	13,209,000	17,524,631
U.S. Treasury Bond	4.50	2-15-36	7,019,000	9,376,949
U.S. Treasury Bond	4.50	5-15-38	6,588,000	8,852,625
U.S. Treasury Bond	4.50	8-15-39	9,999,000	13,476,772
U.S. Treasury Bond	4.63	2-15-40	13,479,000	18,523,098
U.S. Treasury Bond	4.75	2-15-37	3,060,000	4,240,490
U.S. Treasury Bond	4.75	2-15-41	11,532,000	16,182,636
U.S. Treasury Bond	5.00	5-15-37	4,273,000	6,127,745

Total U.S. Treasury Securities (Cost $195,573,262)				243,879,521

		Expiration date
Warrants: 0.01%

Utilities : 0.01%

Gas Utilities: 0.01%
Kinder Morgan Incorporated (Utilities, Gas Utilities)†		2-15-17	15,776	55,058

Total Warrants (Cost $25,794)				55,058

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name				Principal	Value

Other: 0.09%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)				$2,239,390	$649,423

Total Other (Cost $245,352)					649,423

		Yield		Shares

Short-Term Investments: 7.15%

Investment Companies: 4.82%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)		0.17%		10,970,708	10,970,708
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)		0.20		22,435,768	22,435,768

					33,406,476

			Maturity date	Principal

U.S. Treasury Securities: 2.33%
U.S. Treasury Bill (z)#		0.01	10-4-12	$9,185,000	9,184,926
U.S. Treasury Bill (z)#		0.01	10-25-12	6,955,000	6,954,791

					16,139,717

Total Short-Term Investments (Cost $49,546,193)					49,546,193

Total investments in securities (Cost $572,606,693)*	103.25%				715,693,077
Other assets and liabilities, net	(3.25)				(22,537,676)

Total net assets	100.00%				$693,155,401

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

±	Variable rate investment

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $605,590,622 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$166,407,445
Gross unrealized depreciation	(56,304,990)

Net unrealized appreciation	$110,102,455

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2012	Wells Fargo Advantage Index Asset Allocation Fund	27

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$676,737,492
In affiliated securities, at value (see cost below)	38,955,585

Total investments, at value (see cost below)	715,693,077
Receivable for Fund shares sold	241,672
Receivable for dividends and interest	2,526,998
Receivable for securities lending income	3,725
Prepaid expenses and other assets	32,708

Total assets	718,498,180

Liabilities
Payable for Fund shares redeemed	1,212,462
Payable upon receipt of securities loaned	22,681,120
Payable for daily variation margin on open futures contracts	744,837
Advisory fee payable	326,506
Distribution fees payable	11,653
Due to other related parties	138,006
Accrued expenses and other liabilities	228,195

Total liabilities	25,342,779

Total net assets	$693,155,401

NET ASSETS CONSIST OF
Paid-in capital	$665,882,982
Undistributed net investment income	278,043
Accumulated net realized losses on investments	(117,074,479)
Net unrealized gains on investments	144,068,855

Total net assets	$693,155,401

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$644,365,112
Shares outstanding – Class A	29,067,219
Net asset value per share – Class A	$22.17
Maximum offering price per share – Class A2	$23.52
Net assets – Class B	$2,171,056
Shares outstanding – Class B	159,769
Net asset value per share – Class B	$13.59
Net assets – Class C	$16,699,146
Shares outstanding – Class C	1,234,155
Net asset value per share – Class C	$13.53
Net assets – Administrator Class	$29,920,087
Shares outstanding – Administrator Class	1,348,826
Net asset value per share – Administrator Class	$22.18

Investments in unaffiliated securities, at cost	$532,823,719

Investments in affiliated securities, at cost	$39,782,974

Total investments, at cost	$572,606,693

Securities on loan, at value	$22,077,142

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Index Asset Allocation Fund	Statement of operations—year ended September 30, 2012

Investment income
Dividends	$8,764,873
Interest	8,035,024
Securities lending income, net	84,777
Income from affiliated securities	22,501

Total investment income	16,907,175

Expenses
Advisory fee	3,911,210
Administration fees
Fund level	332,962
Class A	1,613,204
Class B	8,527
Class C	42,848
Administrator Class	25,700
Shareholder servicing fees
Class A	1,551,158
Class B	8,199
Class C	41,200
Administrator Class	62,914
Distribution fees
Class B	24,597
Class C	123,601
Custody and accounting fees	49,411
Professional fees	27,724
Registration fees	30,981
Shareholder report expenses	47,268
Trustees’ fees and expenses	15,983
Other fees and expenses	10,742

Total expenses	7,928,229
Less: Fee waivers and/or expense reimbursements	(185,830)

Net expenses	7,742,399

Net investment income	9,164,776

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	17,055,791
Futures transactions	21,172,220

Net realized gains on investments	38,228,011

Net change in unrealized gains (losses) on:
Unaffiliated securities	76,457,645
Affiliated securities	2,069,791
Futures transactions	16,223,916

Net change in unrealized gains (losses) on investments	94,751,352

Net realized and unrealized gains (losses) on investments	132,979,363

Net increase in net assets resulting from operations	$142,144,139

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Index Asset Allocation Fund	29

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment income		$9,164,776		$10,409,067
Net realized gains on investments		38,228,011		9,854,572
Net change in unrealized gains (losses) on investments		94,751,352		14,791,851

Net increase in net assets resulting from operations		142,144,139		35,055,490

Distributions to shareholders from
Net investment income
Class A		(8,673,074)		(9,891,715)
Class B		(16,884)		(45,066)
Class C		(104,940)		(145,644)
Administrator Class		(434,429)		(385,464)

Total distributions to shareholders		(9,229,327)		(10,467,889)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	528,654	11,077,943	393,599	7,437,608
Class B	8,267	105,722	18,890	213,219
Class C	118,297	1,476,592	86,012	990,115
Administrator Class	480,224	9,993,491	239,079	4,549,244

		22,653,748		13,190,186

Reinvestment of distributions
Class A	406,061	8,414,668	503,530	9,431,383
Class B	1,228	15,331	3,522	40,395
Class C	7,532	95,261	10,316	118,090
Administrator Class	17,909	371,509	20,292	380,596

		8,896,769		9,970,464

Payment for shares redeemed
Class A	(3,607,785)	(74,222,576)	(4,811,734)	(90,766,665)
Class B	(255,288)	(3,220,547)	(431,888)	(4,981,864)
Class C	(328,656)	(4,098,429)	(324,037)	(3,721,759)
Administrator Class	(292,110)	(6,137,575)	(119,704)	(2,250,177)

		(87,679,127)		(101,720,465)

Net decrease in net assets resulting from capital share transactions		(56,128,610)		(78,559,815)

Total increase (decrease) in net assets		76,786,202		(53,972,214)

Net assets
Beginning of period		616,369,199		670,341,413

End of period		$693,155,401		$616,369,199

Undistributed net investment income		$278,043		$304,585

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.12	$17.56	$16.42	$17.63	$23.12
Net investment income	0.29	0.30	0.28	0.31 [1]	0.44 [1]
Net realized and unrealized gains (losses) on investments	4.05	0.56	1.14	(1.21)	(4.36)

Total from investment operations	4.34	0.86	1.42	(0.90)	(3.92)
Distributions to shareholders from
Net investment income	(0.29)	(0.30)	(0.28)	(0.31)	(0.44)
Net realized gains	0.00	0.00	0.00	(0.00)[2]	(1.13)

Total distributions to shareholders	(0.29)	(0.30)	(0.28)	(0.31)	(1.57)
Net asset value, end of period	$22.17	$18.12	$17.56	$16.42	$17.63
Total return[3]	24.07%	4.84%	8.72%	(4.85)%	(17.92)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.18%	1.26%	1.29%	1.29%
Net expenses	1.15%	1.15%	1.14%	1.15%	1.15%
Net investment income	1.39%	1.54%	1.64%	2.13%	2.17%
Supplemental data
Portfolio turnover rate	16%	18%	28%	43%	45%
Net assets, end of period (000s omitted)	$644,365	$575,248	$626,119	$646,445	$777,876

1.	Calculated based on average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Index Asset Allocation Fund	31

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.10	$10.74	$10.02	$10.74	$14.07
Net investment income	0.08 [1]	0.09 [1]	0.09 [1]	0.13 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	2.48	0.35	0.70	(0.74)	(2.66)

Total from investment operations	2.56	0.44	0.79	(0.61)	(2.48)
Distributions to shareholders from
Net investment income	(0.07)	(0.08)	(0.07)	(0.11)	(0.16)
Net realized gains	0.00	0.00	0.00	(0.00)[2]	(0.69)

Total distributions to shareholders	(0.07)	(0.08)	(0.07)	(0.11)	(0.85)
Net asset value, end of period	$13.59	$11.10	$10.74	$10.02	$10.74
Total return[3]	23.08%	4.11%	7.90%	(5.48)%	(18.56)%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.93%	2.02%	2.04%	2.04%
Net expenses	1.90%	1.90%	1.89%	1.90%	1.90%
Net investment income	0.65%	0.78%	0.89%	1.43%	1.42%
Supplemental data
Portfolio turnover rate	16%	18%	28%	43%	45%
Net assets, end of period (000s omitted)	$2,171	$4,500	$8,753	$15,201	$31,831

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.06	$10.72	$10.00	$10.73	$14.07
Net investment income	0.08	0.09	0.09 [1]	0.12 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	2.47	0.34	0.71	(0.73)	(2.66)

Total from investment operations	2.55	0.43	0.80	(0.61)	(2.48)
Distributions to shareholders from
Net investment income	(0.08)	(0.09)	(0.08)	(0.12)	(0.17)
Net realized gains	0.00	0.00	0.00	(0.00)[2]	(0.69)

Total distributions to shareholders	(0.08)	(0.09)	(0.08)	(0.12)	(0.86)
Net asset value, end of period	$13.53	$11.06	$10.72	$10.00	$10.73
Total return[3]	23.11%	4.02%	7.99%	(5.51)%	(18.56)%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.93%	2.01%	2.03%	2.03%
Net expenses	1.90%	1.90%	1.89%	1.90%	1.90%
Net investment income	0.64%	0.79%	0.89%	1.39%	1.42%
Supplemental data
Portfolio turnover rate	16%	18%	28%	43%	45%
Net assets, end of period (000s omitted)	$16,699	$15,895	$17,839	$19,162	$24,975

1.	Calculated based on average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Index Asset Allocation Fund	33

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.14	$17.57	$16.44	$17.65	$23.15
Net investment income	0.34	0.34	0.31	0.34 [1]	0.50 [1]
Net realized and unrealized gains (losses) on investments	4.04	0.58	1.16	(1.20)	(4.38)

Total from investment operations	4.38	0.92	1.47	(0.86)	(3.88)
Distributions to shareholders from
Net investment income	(0.34)	(0.35)	(0.34)	(0.35)	(0.49)
Net realized gains	0.00	0.00	0.00	(0.00)[2]	(1.13)

Total distributions to shareholders	(0.34)	(0.35)	(0.34)	(0.35)	(1.62)
Net asset value, end of period	$22.18	$18.14	$17.57	$16.44	$17.65
Total return	24.30%	5.18%	9.02%	(4.61)%	(17.73)%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.02%	1.09%	1.11%	1.11%
Net expenses	0.90%	0.90%	0.89%	0.90%	0.90%
Net investment income	1.63%	1.79%	1.89%	2.39%	2.43%
Supplemental data
Portfolio turnover rate	16%	18%	28%	43%	45%
Net assets, end of period (000s omitted)	$29,920	$20,726	$17,630	$27,455	$34,802

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	35

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

36	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$38,009	$(38,009)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of September 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $48,269,554 with $34,357,755 expiring in 2017, $5,544,373 expiring in 2018 and $8,367,426 expiring in 2019.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	37

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted prices (level 1)	Significant other observable Inputs (level 2)	Significant unobservable inputs (level 3)	Total

Agency securities	$0	$171,626	$0	$171,626

Equity securities
Common stocks	421,357,003	0	0	421,357,003
Warrants	0	55,058	0	55,058

Non-agency mortgage backed securities	0	34,253	0	34,253

U.S. Treasury securities	243,879,521	0	0	243,879,521

Other	0	0	649,423	649,423

Short-term investments
Investment companies	10,970,708	22,435,768	0	33,406,476
U.S. Treasury securities	0	16,139,717	0	16,139,717
	$676,207,232	$38,836,422	$649,423	$715,693,077

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of September 30, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$982,471	$0	$0	$982,471

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.59% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10

38	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A, 1.90% for Class B, 1.90% for Class C and 0.90% for Administrator Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $11,143 from the sale of Class A shares and $1,789 and $1,035 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2012 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$39,567,825	$59,675,833	$61,100,255	$51,701,378

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2012, the Fund entered into futures contracts to gain market exposure to certain asset classes in accordance with an active asset allocation strategy.

At September 30, 2012, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at September 30, 2012	Unrealized gains
12-19-12	1,161 Short	30-Year U.S. Treasury Bonds	$173,424,375	$747,354
12-19-12	10 Long	30-Year U.S. Treasury Bonds	1,493,750	38,095
12-20-12	509 Long	S&P 500 Index	182,501,950	197,022

The Fund had an average notional amount of $179,019,477 and $162,520,642 in long futures and short futures contracts respectively, during the year ended September 30, 2012.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2012 was as follows for the Fund:

	Asset derivatives
	Balance sheet location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$785,449	*
Equity contracts	Net assets – Net unrealized gains on investments	197,022	*

		$982,471

*	Amount represents cumulative unrealized gains (losses) on futures contracts. Only the variation margin as of September 30, 2012 is reported separately on the Statement of Asset and Liabilities.

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	39

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2012 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(18,392,541)	$8,568,394
Equity contracts	39,564,761	7,655,522
	$21,172,220	$16,223,916

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $1,254 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $9,229,327 and $10,467,889 of ordinary income for the years ended September 30, 2012 and September 30, 2011, respectively.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$278,043	$75,263,930	$(48,269,554)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

40	Wells Fargo Advantage Index Asset Allocation Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Index Asset Allocation Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

Other information (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	41

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 82.98% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $7,837,366 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $4,406,447 has been designated as interest-related dividends for nonresident alien shareholders.

For the fiscal year ended September 30, 2012, 86.81% of the dividends distributed was derived from interest on U.S. Government securities.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	Wells Fargo Advantage Index Asset Allocation Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	43

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Jeremy DePalma (Born 1974)	Treasurer, since 2012;

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

44	Wells Fargo Advantage Index Asset Allocation Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212317 11-12 A227/AR227 09-12

Wells Fargo Advantage C&B Mid Cap Value Fund

Annual Report

September 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Specifically, the small-cap-focused Russell 2000® Index1 returned 31.91% during the 12-month period, while the mid-cap-oriented Russell 2500TM Index2 gained 30.93%. By comparison, the large-cap-focused Russell 1000® Index3 posted a 30.06% return for the reporting period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the 12-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

Accommodative policies and positive macroeconomic developments bolstered the equity markets.

Encouraged by signs of progress across the macroeconomic landscape, namely in Europe, and accommodative central bank actions, market sentiment generally improved throughout the period, particularly over the past three months as evidenced by the strong equity performance during the third quarter of 2012. While expansionary monetary policy has provided support to the U.S. equity markets, it has not necessarily translated into stronger fundamentals or significantly higher growth rates for most U.S. companies. As a result, earnings growth decelerated during the period and fewer U.S. companies reported better-than-expected revenue in recent quarters. Consequently, company fundamentals have come under greater scrutiny with investors significantly rewarding those companies that beat estimates while avoiding companies that show signs of deteriorating fundamentals.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment, tepid global economic growth, and an uncertain fiscal landscape continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	5

Notice to Shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage C&B Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Cooke & Bieler, L.P.

Portfolio managers

Daren C. Heitman, CFA

Steve Lyons, CFA

Michael M. Meyer, CFA

Edward W. O’Connor, CFA

R. James O’Neil, CFA

Mehul Trivedi, CFA

William Weber, CFA

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (CBMAX)	7-26-04	22.90	(0.42)	8.40	30.42	0.76	9.04	1.36	1.21
Class B (CBMBX)*	7-26-04	24.49	(0.40)	8.49	29.49	0.01	8.49	2.11	1.96
Class C (CBMCX)	7-26-04	28.51	0.01	8.24	29.51	0.01	8.24	2.11	1.96
Administrator Class (CBMIX)	7-26-04	–	–	–	30.44	0.84	9.17	1.20	1.16
Institutional Class (CBMSX)	7-26-04	–	–	–	30.80	1.09	9.39	0.93	0.91
Investor Class (CBMDX)	2-18-98	–	–	–	30.34	0.73	9.07	1.43	1.26
Russell Midcap® Value Index[4]	–	–	–	–	29.28	1.73	10.96	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	7

Growth of $10,000 investment[5] as of September 30, 2012

1.	Historical performance shown for Class A, Class B, and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, and Class C shares. Historical performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, the Investor Class was named Class D.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Advisor has committed through January 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.15% for Administrator Class, 0.90% for Institutional Class, and 1.25% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage C&B Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Russell Midcap® Value Index for the 12-month period that ended September 30, 2012, due in large part to favorable stock selection.

■

Stock selection in the financials sector was particularly strong. The Fund’s decision to hold insurance companies Stewart Information Services Corporation and Axis Capital Holdings Limited and commercial bank Umpqua Holdings Corporation contributed to relative performance.

■

Sector positioning modestly aided relative performance, primarily because of overweights to the consumer discretionary and industrials sectors and an underweight to the utilities sector. The primary detractors were overweights in the information technology (IT) and health care sectors.

■

Our preference for high-quality businesses remains constant in every market environment. The 12-month period demonstrates that our high-quality preference need not result in lagging performance in a rising market.

The Fund’s relative performance during this risk on/risk off period was attributable to both stock selection and sector allocation.

While favorable results from stock selection were broad based, stock selection was exceptionally good in the financials and industrials sectors. As bottom-up stock pickers, our goal is to add value through our stock selection process.

Top contributors included Umpqua Holdings, Axis Capital, office furnishings provider Steelcase Incorporated, and commercial services and supplier Cintas Corporation. In addition, the Fund’s housing-related holdings (homebuilder NVR Incorporated; title insurer Stewart Information Services Corporation; and building products firm Quanex Building Products Corporation) posted positive returns on recent signs of improvement in the U.S. housing market. Some of the Fund’s worst performers included semiconductor equipment manufacturer Lam Research Corporation, due to unfavorable industry conditions and weaker margins; electronics retailer Best Buy Company Incorporated, on revenue pressures and Hospira Incorporated, on manufacturing issues.

Sector positioning modestly aided relative performance, primarily because of overweights in the consumer discretionary and industrials sectors and an underweight in the utilities sector. Overweights in the IT and health care sectors detracted from performance.

Ten largest equity holdings[6] (%) as of September 30, 2012
MEDNAX Incorporated	3.41
Western Union Company	3.08
Gildan Activewear Incorporated	2.98
Quanex Building Products Corporation	2.93
Lam Research Corporation	2.92
Hanesbrands Incorporated	2.89
TCF Financial Corporation	2.75
Steelcase Incorporated	2.65
NVR Incorporated	2.64
Axis Capital Holdings Limited	2.60

We took advantage of opportunities during the volatile 12-month period.

During the 12-month period, we found opportunities in areas where valuations were attractive relative to our view of long-term fundamentals. Purchases included beverage and food can manufacturer Ball Corporation; corrugated products maker Rock-Tenn Company; money transfer service provider Western Union Company; and Midwestern bank TCF Financial Corporation. We also added four holdings with company-specific stories we thought the macro-focused market was ignoring: Hasbro Incorporated; Gildan Activewear Incorporated; Noble Energy Incorporated; and The Brink’s Company.

Hasbro, which is well recognized for its treasure chest of iconic toys and games, has undergone a transformation over the past 10 years, from overseeing a disjointed portfolio of products to managing a more tight-knit portfolio of brands. The company has accomplished this transformation under a well-formulated strategic plan with strong operational support.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	9

Gildan, a low-cost basic apparel manufacturer, was hit hard by unprecedented volatility in the price of cotton over the past 12 months. The company has dominant market share in the U.S. screenprint category thanks to what we believe is a sustainable 30% cost advantage. We believe that cotton input cost fluctuations have obscured numerous fundamental improvements at Gildan.

In the case of Noble, we are attempting to take advantage of more attractive valuations for energy stocks in a way that is consistent with our long-standing investment approach. Noble stands out for its diversified asset base and reserves, production capacity and efficiency, strong balance sheet, and disciplined management. We believe it is well positioned to demonstrate solid profitability even in a lower oil price environment.

Brink’s—the world’s leading provider of secure logistics, operating armored cars and transporting valuables—has a new management team that we feel is on track to drive higher margins and strong international growth independent of broader economic improvement. The management team has reduced duplicative administrative headcount and made significant investments in IT and infrastructure, already generating tangible evidence of margin improvement.

To make room for these investments, several positions were trimmed. In addition, Thor Industries Incorporated; Arthur J. Gallagher & Company; Penske Automotive Group Incorporated; and White Mountains Insurance Group Limited, were eliminated, having reached their valuation targets. Safeway Incorporated was eliminated to fund better opportunities elsewhere after its fundamentals disappointed.

Sector distribution[7] as of September 30, 2012

The world’s economies still have significant challenges.

Looking forward, the world’s economies still face significant challenges. Structural spending deficits need to be closed; huge amounts of debt must be repaid; and massive, ongoing liquidity injections will eventually be withdrawn. For these reasons, we believe equity investors must be diligent. We remain committed to finding stocks with the three characteristics that have always defined the Fund’s holdings: enduring business models, strong balance sheets, and valuations reflecting a significant discount to a company’s future cash flows. With these requirements in mind, we continue to find the mid-cap universe rich in opportunities.

Please see footnotes on page 7.

10	Wells Fargo Advantage C&B Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,016.17	$6.05	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Class B
Actual	$1,000.00	$1,012.65	$9.81	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Class C
Actual	$1,000.00	$1,012.66	$9.81	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Administrator Class
Actual	$1,000.00	$1,016.56	$5.80	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Institutional Class
Actual	$1,000.00	$1,018.28	$4.54	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
Investor Class
Actual	$1,000.00	$1,016.10	$6.30	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage C&B Mid Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 97.22%

Consumer Discretionary: 15.82%

Hotels, Restaurants & Leisure: 3.76%
Darden Restaurants Incorporated «	61,800	$3,445,350
International Speedway Corporation Class A «	73,000	2,071,010

		5,516,360

Household Durables: 2.65%
NVR Incorporated †	4,600	3,884,700

Leisure Equipment & Products: 2.08%
Hasbro Incorporated «	80,200	3,061,234

Specialty Retail: 1.46%
Best Buy Company Incorporated «	125,000	2,148,750

Textiles, Apparel & Luxury Goods: 5.87%
Gildan Activewear Incorporated «	138,000	4,371,840
Hanesbrands Incorporated «†	133,300	4,249,604

		8,621,444

Consumer Staples: 3.91%

Beverages: 2.51%
Coca-Cola Enterprises Incorporated	117,800	3,683,606

Personal Products: 1.40%
Avon Products Incorporated «	129,500	2,065,525

Energy: 1.69%

Oil, Gas & Consumable Fuels: 1.69%
Noble Energy Incorporated	26,800	2,484,628

Financials: 19.29%

Commercial Banks: 7.18%
City National Corporation «	68,100	3,507,831
TCF Financial Corporation	338,600	4,042,884
Umpqua Holdings Corporation «	232,600	2,998,214

		10,548,929

Insurance: 12.11%
Axis Capital Holdings Limited	109,200	3,813,264
Fidelity National Title Group Incorporated	147,800	3,161,442
RenaissanceRe Holdings Limited «	30,000	2,311,200
Stewart Information Services Corporation «	163,000	3,282,820
Torchmark Corporation «	48,700	2,500,745
Willis Group Holdings plc «	73,400	2,709,928

		17,779,399

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage C&B Mid Cap Value Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Health Care: 12.16%

Health Care Equipment & Supplies: 2.38%
West Pharmaceutical Services Incorporated «	65,800	$3,492,006

Health Care Providers & Services: 7.87%
Cardinal Health Incorporated	73,100	2,848,707
MEDNAX Incorporated «†	67,300	5,010,485
Quest Diagnostics Incorporated «	58,400	3,704,312

		11,563,504

Pharmaceuticals: 1.91%
Hospira Incorporated †	85,500	2,806,110

Industrials: 17.88%

Building Products: 2.93%
Quanex Building Products Corporation	228,100	4,297,404

Commercial Services & Supplies: 9.38%
Brink’s Company	92,000	2,363,480
Cintas Corporation «	82,700	3,427,915
G&K Services Incorporated Class A	64,000	2,003,840
Republic Services Incorporated	76,300	2,099,013
Steelcase Incorporated «	395,000	3,890,750

		13,784,998

Machinery: 5.57%
Albany International Corporation Class A «	134,687	2,959,073
Harsco Corporation	168,600	3,461,358
Kennametal Incorporated	47,300	1,753,884

		8,174,315

Information Technology: 14.24%

Computers & Peripherals: 1.88%
Diebold Incorporated	81,780	2,756,804

Electronic Equipment, Instruments & Components: 4.26%
Flextronics International Limited †	528,400	3,170,400
Molex Incorporated «	117,389	3,084,983

		6,255,383

IT Services: 3.08%
Western Union Company	248,600	4,529,492

Semiconductors & Semiconductor Equipment: 5.02%
Lam Research Corporation «†	135,147	4,295,647
Teradyne Incorporated «†	216,500	3,078,630

		7,374,277

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage C&B Mid Cap Value Fund	13

Security name		Shares	Value

Materials: 10.78%

Containers & Packaging: 8.20%
Ball Corporation		79,200	$3,350,952
Bemis Company Incorporated «		98,700	3,106,089
Packaging Corporation of America		51,000	1,851,300
Rock-Tenn Company Class A		51,700	3,731,706

			12,040,047

Metals & Mining: 2.58%
Reliance Steel & Aluminum Company		72,500	3,795,375

Utilities: 1.45%

Electric Utilities: 1.45%
Entergy Corporation «		30,700	2,127,511

Total Common Stocks (Cost $124,620,573)			142,791,801

		Principal
Other: 0.20%
Gryphon Funding Limited Pass-through Entity (a)(i)(v)		$1,004,320	291,253

Total Other (Cost $110,035)			291,253

	Yield	Shares
Short-Term Investments: 34.72%

Investment Companies: 34.72%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	3,935,013	3,935,013
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.20	47,068,576	47,068,576

Total Short-Term Investments (Cost $51,003,589)			51,003,589

Total investments in securities (Cost $175,734,197)*	132.14%	194,086,643
Other assets and liabilities, net	(32.14)	(47,209,368)

Total net assets	100.00%	$146,877,275

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $183,973,036 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$25,589,943
Gross unrealized depreciation	(15,476,336)

Net unrealized appreciation	$10,113,607

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage C&B Mid Cap Value Fund	Statement of assets and liabilities—September 30, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$143,083,054
In affiliated securities, at value (see cost below)	51,003,589

Total investments, at value (see cost below)	194,086,643
Receivable for Fund shares sold	51,041
Receivable for dividends	272,379
Receivable for securities lending income	3,890
Prepaid expenses and other assets	31,577

Total assets	194,445,530

Liabilities
Payable for Fund shares redeemed	216,910
Payable upon receipt of securities loaned	47,178,611
Advisory fee payable	66,171
Distribution fees payable	4,108
Due to other related parties	37,084
Accrued expenses and other liabilities	65,371

Total liabilities	47,568,255

Total net assets	$146,877,275

NET ASSETS CONSIST OF
Paid-in capital	$273,356,976
Undistributed net investment income	1,186,398
Accumulated net realized losses on investments	(146,018,545)
Net unrealized gains on investments	18,352,446

Total net assets	$146,877,275

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$13,466,143
Shares outstanding – Class A	739,015
Net asset value per share – Class A	$18.22
Maximum offering price per share – Class A2	$19.33
Net assets – Class B	$1,337,771
Shares outstanding – Class B	75,985
Net asset value per share – Class B	$17.61
Net assets – Class C	$5,253,706
Shares outstanding – Class C	298,561
Net asset value per share – Class C	$17.60
Net assets – Administrator Class	$10,635,762
Shares outstanding – Administrator Class	577,396
Net asset value per share – Administrator Class	$18.42
Net assets – Institutional Class	$24,983,100
Shares outstanding – Institutional Class	1,359,447
Net asset value per share – Institutional Class	$18.38
Net assets – Investor Class	$91,200,793
Shares outstanding – Investor Class	4,982,905
Net asset value per share – Investor Class	$18.30

Investments in unaffiliated securities, at cost	$124,730,608

Investments in affiliated securities, at cost	$51,003,589

Total investments, at cost	$175,734,197

Securities on loan, at value	$45,935,985

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2012	Wells Fargo Advantage C&B Mid Cap Value Fund	15

Investment income
Dividends *	$3,124,324
Securities lending income, net	58,391
Income from affiliated securities	4,425

Total investment income	3,187,140

Expenses
Advisory fee	1,029,979
Administration fees
Fund level	73,570
Class A	34,290
Class B	5,268
Class C	13,534
Administrator Class	11,610
Institutional Class	20,447
Investor Class	291,789
Shareholder servicing fees
Class A	32,971
Class B	4,864
Class C	13,013
Administrator Class	28,304
Investor Class	223,876
Distribution fees
Class B	15,196
Class C	39,040
Custody and accounting fees	13,249
Professional fees	32,181
Registration fees	86,255
Shareholder report expenses	14,112
Trustees’ fees and expenses	16,682
Other fees and expenses	13,568

Total expenses	2,013,798
Less: Fee waivers and/or expense reimbursements	(231,595)

Net expenses	1,782,203

Net investment income	1,404,937

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	13,564,401
Net change in unrealized gains (losses) on investments	23,408,820

Net realized and unrealized gains (losses) on investments	36,973,221

Net increase in net assets resulting from operations	$38,378,158

* Net of foreign dividend withholding taxes of	$1,553

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage C&B Mid Cap Value Fund	Statement of changes in net assets

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment income		$1,404,937		$775,389
Net realized gains on investments		13,564,401		26,041,112
Net change in unrealized gains (losses) on investments		23,408,820		(19,558,013)

Net increase in net assets resulting from operations		38,378,158		7,258,488

Distributions to shareholders from
Net investment income
Class A		(76,365)		(94,794)
Administrator Class		(77,026)		(92,905)
Institutional Class		(239,976)		(281,238)
Investor Class		(484,599)		(644,328)

Total distributions to shareholders		(877,966)		(1,113,265)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	172,921	2,916,755	89,121	1,426,303
Class B	3,680	60,088	4,227	67,484
Class C	19,237	326,431	14,660	229,441
Administrator Class	84,108	1,408,769	381,761	5,924,357
Institutional Class	563,182	9,694,744	622,072	10,206,600
Investor Class	420,654	7,159,723	741,117	12,230,951

		21,566,510		30,085,136

Reinvestment of distributions
Class A	4,736	71,994	5,454	87,537
Administrator Class	4,012	61,627	4,259	69,080
Institutional Class	14,741	225,392	16,748	270,649
Investor Class	30,686	468,578	39,099	630,672

		827,591		1,057,938

Payment for shares redeemed
Class A	(233,194)	(3,957,112)	(298,188)	(4,825,854)
Class B	(120,439)	(1,956,540)	(90,405)	(1,419,993)
Class C	(59,857)	(980,405)	(123,117)	(1,922,935)
Administrator Class	(235,161)	(4,062,387)	(330,553)	(5,427,645)
Institutional Class	(818,626)	(14,082,658)	(1,482,302)	(23,494,903)
Investor Class	(1,177,196)	(20,009,640)	(3,538,223)	(57,120,914)

		(45,048,742)		(94,212,244)

Net decrease in net assets resulting from capital share transactions		(22,654,641)		(63,069,170)

Total increase (decrease) in net assets		14,845,551		(56,923,947)

Net assets
Beginning of period		132,031,724		188,955,671

End of period		$146,877,275		$132,031,724

Undistributed net investment income		$1,186,398		$613,793

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS A	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$14.06	$14.16	$12.33	$11.29	$21.80	$23.79
Net investment income	0.16	0.06	0.09 [2]	0.11 [2]	0.18 [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	4.10	(0.06)	1.81	1.10	(6.52)	0.70

Total from investment operations	4.26	0.00	1.90	1.21	(6.34)	0.73
Distributions to shareholders from
Net investment income	(0.10)	(0.10)	(0.07)	(0.17)	(0.06)	(0.06)
Net realized gains	0.00	0.00	0.00	0.00	(4.11)	(2.66)

Total distributions to shareholders	(0.10)	(0.10)	(0.07)	(0.17)	(4.17)	(2.72)
Net asset value, end of period	$18.22	$14.06	$14.16	$12.33	$11.29	$21.80
Total return[3]	30.42%	(0.10)%	15.44%	11.05%	(34.84)%	2.95%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.35%	1.40%	1.45%	1.43%	1.36%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.35%	1.36%
Net investment income	0.97%	0.48%	0.70%	1.06%	1.19%	0.15%
Supplemental data
Portfolio turnover rate	25%	44%	23%	47%	31%	56%
Net assets, end of period (000s omitted)	$13,466	$11,174	$14,136	$16,830	$18,246	$50,622

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS B	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$13.60	$13.72	$11.96	$10.90	$21.29	$23.38
Net investment income (loss)	0.02 [2]	(0.04)[2]	(0.01)[2]	0.04 [2]	0.07 [2]	(0.14)[2]
Net realized and unrealized gains (losses) on investments	3.99	(0.08)	1.77	1.07	(6.35)	0.71

Total from investment operations	4.01	(0.12)	1.76	1.11	(6.28)	0.57
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.05)	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(4.11)	(2.66)

Total distributions to shareholders	0.00	0.00	0.00	(0.05)	(4.11)	(2.66)
Net asset value, end of period	$17.61	$13.60	$13.72	$11.96	$10.90	$21.29
Total return[3]	29.49%	(0.87)%	14.72%	10.27%	(35.41)%	2.23%
Ratios to average net assets (annualized)
Gross expenses	2.12%	2.10%	2.15%	2.21%	2.18%	2.11%
Net expenses	1.95%	1.95%	1.95%	1.95%	2.10%	2.11%
Net investment income (loss)	0.14%	(0.28)%	(0.05)%	0.34%	0.46%	(0.60)%
Supplemental data
Portfolio turnover rate	25%	44%	23%	47%	31%	56%
Net assets, end of period (000s omitted)	$1,338	$2,622	$3,826	$4,177	$5,123	$14,293

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS C	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$13.59	$13.71	$11.96	$10.91	$21.29	$23.39
Net investment income (loss)	0.03 [2]	(0.04)[2]	(0.00)[2]	0.03 [2]	0.07 [2]	(0.14)[2]
Net realized and unrealized gains (losses) on investments	3.98	(0.08)	1.75	1.08	(6.34)	0.70

Total from investment operations	4.01	(0.12)	1.75	1.11	(6.27)	0.56
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.06)	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(4.11)	(2.66)

Total distributions to shareholders	0.00	0.00	0.00	(0.06)	(4.11)	(2.66)
Net asset value, end of period	$17.60	$13.59	$13.71	$11.96	$10.91	$21.29
Total return[3]	29.51%	(0.88)%	14.63%	10.24%	(35.26)%	2.18%
Ratios to average net assets (annualized)
Gross expenses	2.13%	2.10%	2.15%	2.20%	2.16%	2.11%
Net expenses	1.95%	1.95%	1.95%	1.95%	2.09%	2.11%
Net investment income (loss)	0.21%	(0.27)%	(0.04)%	0.31%	0.46%	(0.60)%
Supplemental data
Portfolio turnover rate	25%	44%	23%	47%	31%	56%
Net assets, end of period (000s omitted)	$5,254	$4,611	$6,137	$6,105	$6,147	$16,171

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$14.22	$14.32	$12.47	$11.39	$21.98	$23.93
Net investment income	0.17 [2]	0.09 [2]	0.10 [2]	0.12 [2]	0.24 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	4.14	(0.07)	1.82	1.11	(6.62)	0.71

Total from investment operations	4.31	0.02	1.92	1.23	(6.38)	0.79
Distributions to shareholders from
Net investment income	(0.11)	(0.12)	(0.07)	(0.15)	(0.10)	(0.08)
Net realized gains	0.00	0.00	0.00	0.00	(4.11)	(2.66)

Total distributions to shareholders	(0.11)	(0.12)	(0.07)	(0.15)	(4.21)	(2.74)
Net asset value, end of period	$18.42	$14.22	$14.32	$12.47	$11.39	$21.98
Total return[3]	30.44%	0.01%	15.47%	11.13%	(34.77)%	3.18%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.18%	1.22%	1.28%	1.24%	1.18%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	1.00%	0.55%	0.78%	1.11%	1.52%	0.35%
Supplemental data
Portfolio turnover rate	25%	44%	23%	47%	31%	56%
Net assets, end of period (000s omitted)	$10,636	$10,299	$9,582	$13,237	$13,383	$102,201

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$14.19	$14.29	$12.44	$11.43	$22.06	$24.02
Net investment income	0.23	0.13	0.13 [2]	0.15 [2]	0.24 [2]	0.14 [2]
Net realized and unrealized gains (losses) on investments	4.11	(0.08)	1.82	1.10	(6.60)	0.71

Total from investment operations	4.34	0.05	1.95	1.25	(6.36)	0.85
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.10)	(0.24)	(0.16)	(0.15)
Net realized gains	0.00	0.00	0.00	0.00	(4.11)	(2.66)

Total distributions to shareholders	(0.15)	(0.15)	(0.10)	(0.24)	(4.27)	(2.81)
Net asset value, end of period	$18.38	$14.19	$14.29	$12.44	$11.43	$22.06
Total return[3]	30.80%	0.21%	15.78%	11.45%	(34.63)%	3.44%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.92%	0.96%	1.02%	0.98%	0.91%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.31%	0.76%	1.02%	1.41%	1.58%	0.60%
Supplemental data
Portfolio turnover rate	25%	44%	23%	47%	31%	56%
Net assets, end of period (000s omitted)	$24,983	$22,704	$34,910	$31,421	$33,017	$79,559

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INVESTOR CLASS	2012	2011	2010[1]	2009	2008[2]	2007[2]
Net asset value, beginning of period	$14.12	$14.22	$12.37	$11.34	$21.89	$23.86
Net investment income	0.16	0.07	0.08 [3]	0.11 [3]	0.20 [3]	0.06 [3]
Net realized and unrealized gains (losses) on investments	4.11	(0.09)	1.83	1.10	(6.58)	0.71

Total from investment operations	4.27	(0.02)	1.91	1.21	(6.38)	0.77
Distributions to shareholders from
Net investment income	(0.09)	(0.08)	(0.06)	(0.18)	(0.06)	(0.08)
Net realized gains	0.00	0.00	0.00	0.00	(4.11)	(2.66)

Total distributions to shareholders	(0.09)	(0.08)	(0.06)	(0.18)	(4.17)	(2.74)
Net asset value, end of period	$18.30	$14.12	$14.22	$12.37	$11.34	$21.89
Total return[4]	30.34%	(0.19)%	15.39%	11.09%	(34.87)%	3.12%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.42%	1.49%	1.56%	1.47%	1.36%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.91%	0.42%	0.64%	1.01%	1.30%	0.26%
Supplemental data
Portfolio turnover rate	25%	44%	23%	47%	31%	56%
Net assets, end of period (000s omitted)	$91,201	$80,622	$120,364	$163,708	$185,541	$634,872

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Effective June 20, 2008, Class D was renamed Investor Class.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage C&B Mid Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage C&B Mid Cap Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to recognition of partnership income. At September 30, 2012 as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$45,634	$(45,634)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of September 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $137,779,708 with $54,489,387 expiring in 2016, $64,071,649 expiring in 2017 and $19,218,672 expiring in 2018.

Notes to financial statements	Wells Fargo Advantage C&B Mid Cap Value Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$142,791,801	$0	$0	$142,791,801
Other	0	0	291,253	291,253
Short-term investments
Investment companies	3,935,013	47,068,576	0	51,003,589
	$146,726,814	$47,068,576	$291,253	$194,086,643

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

26	Wells Fargo Advantage C&B Mid Cap Value Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.15% for Administrator Class, 0.90% for Institutional Class and 1.25% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B andClass C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $678 from the sale of Class A shares $573 and $41 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $36,040,789 and $61,106,651, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012 the Fund paid $287 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage C&B Mid Cap Value Fund	27

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $877,966 and $1,113,265 of ordinary income for the years ended September 30, 2012 and September 30, 2011, respectively.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,186,400	$10,113,607	$(137,779,708)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage C&B Mid Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2009 through September 30, 2010, and for each of the years in the three-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage C&B Mid Cap Value Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

Other information (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $877,966 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2012, $2,088 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage C&B Mid Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage C&B Mid Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212318 11-12 A228/AR228 09-12

Wells Fargo Advantage Common Stock Fund

Annual Report

September 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Common Stock Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Common Stock Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Specifically, the small-cap-focused Russell 2000® Index1 returned 31.91% during the 12-month period, while the mid-cap-oriented Russell 2500TM Index2 gained 30.93%. By comparison, the large-cap-focused Russell 1000® Index3 posted a 30.06% return for the reporting period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the 12-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

1.The

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Common Stock Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

Accommodative policies and positive macroeconomic developments bolstered the equity markets.

Encouraged by signs of progress across the macroeconomic landscape, namely in Europe, and accommodative central bank actions, market sentiment generally improved throughout the period, particularly over the past three months as evidenced by the strong equity performance during the third quarter of 2012. While expansionary monetary policy has provided support to the U.S. equity markets, it has not necessarily translated into stronger fundamentals or significantly higher growth rates for most U.S. companies. As a result, earnings growth decelerated during the period and fewer U.S. companies reported better-than-expected revenue in recent quarters. Consequently, company fundamentals have come under greater scrutiny with investors significantly rewarding those companies that beat estimates while avoiding companies that show signs of deteriorating fundamentals.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment, tepid global economic growth, and an uncertain fiscal landscape continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Common Stock Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Common Stock Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Common Stock Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Thomas D. Wooden, CFA

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCSAX)	11-30-00	24.29	3.16	11.36	31.90	4.39	12.02	1.31	1.27
Class B (SCSKX)*	11-30-00	25.87	3.23	11.41	30.87	3.58	11.41	2.06	2.02
Class C (STSAX)	11-30-00	29.95	3.59	11.16	30.95	3.59	11.16	2.06	2.02
Administrator Class (SCSDX)	7-30-10	–	–	–	32.15	4.47	12.06	1.15	1.11
Institutional Class (SCNSX)	7-30-10	–	–	–	32.42	4.57	12.11	0.88	0.88
Investor Class (STCSX)	12-29-89	–	–	–	31.89	4.35	12.06	1.38	1.30
Russell 2500™ Index[4]	–	–	–	–	30.93	2.80	10.86	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A portfolio’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Common Stock Fund	7

Growth of $10,000 investment[5] as of September 30, 2012

1.	Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, the returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through January 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.10% for Administrator Class, 0.90% for Institutional Class, and 1.29% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Common Stock Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges outperformed the benchmark, the Russell 2500 Index, for the 12-month period that ended September 30, 2012.

■

Stock selection added value in a variety of sectors, including industrials, consumer discretionary, and financials. Modest underperformance in the energy and health care sectors was not enough to detract from overall outperformance.

■

Markets were buoyed by global central bank actions, which included European Central Bank President Mario Draghi announcing purchases of the eurozone’s most troubled sovereign debt. With Europe’s problems at least temporarily receding as a dominant market risk, Federal Reserve Chairman Ben Bernanke launched a third round of quantitative easing targeting the U.S. mortgage market. Economic data showed continued slow growth, with some strength in housing and consumer spending. In this environment, we continued to look for well-positioned businesses with strong management teams and favorable trends that trade at attractive discounts to our estimated private market pricing discipline.

Ten largest equity holdings[6] (%) as of September 30, 2012
CapitalSource Incorporated	2.26
Grand Canyon Education Incorporated	1.75
Capella Education Company	1.71
Ann Incorporated	1.68
Riverbed Technology Incorporated	1.63
Cognizant Technology Solutions Corporation Class A	1.55
Universal Health Services Class B	1.51
Parexel International Corporation	1.49
Greenhill & Company Incorporated	1.47
Steelcase Incorporated	1.47

Stock selection drove the Fund’s results during the period.

Stock selection in a variety of sectors was the dominant driver of the Fund’s relative performance during the period. For example, in the industrials sector, value-added individual stock selection results came from semi-truck trailer manufacturer Wabash National Corporation (up 49%); office furnishings provider Steelcase Incorporated (up 62%); electrical equipment manufacturer AMETEK Incorporated (up 62%); and multi-industry manufacturer SPX Corporation (up 47%). The entire industrials component of the portfolio rose more than 47%.

Consumer discretionary stocks contributed similar excellent results. Some examples include for-profit education provider Grand Canyon Education

Incorporated (up 46%); pet retailer PetSmart Incorporated (up 63%); and media company Time Warner Cable Incorporated (up 56%). Grand Canyon has capitalized on its Christian-oriented brand and value-priced tuition to differentiate itself from other low-cost, for-profit education firms. PetSmart continued to benefit from the trend of increased spending by pet owners, and investors appeared to like the company’s ongoing practice of dividend increases and share buybacks. Time Warner continued to benefit from good cash flow in its cable business.

Sector distribution[7] as of September 30, 2012

In the financials sector, regional banking companies City National Corporation and MB Financial Incorporated both delivered superior stock price performance. Additionally, within capital markets, holdings in asset manager Waddell & Reed Financial Incorporated as well as in mergers advisory boutique Greenhill & Company Incorporated provided meaningful excess returns to the Fund.

The energy sector evidenced mixed results, as standout performance from energy services provider Cameron International Corporation and exploration and production firm Plains Exploration & Product Company was offset by weakness in the energy exploration and production group. One of the group’s detractors was Newfield Exploration Company, which is transitioning its natural gas exposure to crude oil because a persistent oversupply of natural gashas led to low prices for the commodity. Overall, the energy sector detracted from relative results for the 12-month period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Common Stock Fund	9

Selection in the health care sector detracted from overall results. The sector has been subject to significant regulatory pressure and uncertainty that negatively affected some of the Fund’s holdings. One example is Varian Medical Systems Incorporated, a high-quality, radiation-oncology equipment company that has historically traded at a premium to the broader market. However, as hospitals slow capital expenditures in the current environment, Varian’s stock price increased (up 16%) but not as much as the overall sector or market. We nevertheless believe that aging U.S. demographics, international expansion opportunities, and the proven merits of Varian’s products should bode well for the company’s future.

The Fund ended the period with an overweight in the IT and consumer discretionary sectors and an underweight in the financials and utilities sectors.

Our methodology includes buying stocks that are selling at a discount to their estimated private market prices (PMPs) and selling stocks that approach their PMPs.

Our discipline allows us to be keenly aware of both price and business value on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames gives us a steady foundation for assessing the private worth of companies versus the public stock prices for those same companies. Our task is to exploit those discrepancies for the benefit of the Fund’s shareholders.

Our investment process was validated on two separate occasions during the reporting period, as private market buyers made bids for companies in the portfolio. The bids were largely consistent with our view of the PMPs for Pharmaceutical Product Development LLC and RSC Holdings. We subsequently sold these positions and took advantage of the market volatility to add new positions in companies that we believed were undervalued. Such a careful, long-term approach is the hallmark of our investment process.

Please see footnotes on page 7.

10	Wells Fargo Advantage Common Stock Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,015.83	$6.35	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.36	1.26%
Class B
Actual	$1,000.00	$1,011.92	$10.11	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$10.13	2.01%
Class C
Actual	$1,000.00	$1,011.92	$10.11	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$10.13	2.01%
Administrator Class
Actual	$1,000.00	$1,016.74	$5.39	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.40	1.07%
Institutional Class
Actual	$1,000.00	$1,017.62	$4.44	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45	0.88%
Investor Class
Actual	$1,000.00	$1,015.49	$6.50	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.51	1.29%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Common Stock Fund	11

Security name	Shares	Value

Common Stocks: 92.85%

Consumer Discretionary: 18.98%

Diversified Consumer Services: 3.46%
Capella Education Company «†	562,373	$19,716,797
Grand Canyon Education Incorporated †	856,079	20,143,539

		39,860,336

Hotels, Restaurants & Leisure: 1.37%
Royal Caribbean Cruises Limited «	522,268	15,777,716

Household Durables: 1.09%
Mohawk Industries Incorporated †	156,920	12,556,738

Media: 4.58%
Cablevision Systems Corporation New York Group Class A «	711,139	11,271,553
Interpublic Group of Companies Incorporated	1,349,162	15,002,681
Scripps Networks Interactive Incorporated	201,941	12,364,847
Time Warner Cable Incorporated	148,745	14,139,700

		52,778,781

Specialty Retail: 8.48%
Ann Incorporated †	512,906	19,351,943
Children’s Place Retail Stores Incorporated †	230,489	13,829,340
Express Incorporated †	811,599	12,027,897
Finish Line Incorporated Class A	581,939	13,233,293
PetSmart Incorporated	230,764	15,918,101
Tractor Supply Company	118,445	11,713,026
Urban Outfitters Incorporated «†	309,552	11,626,773

		97,700,373

Consumer Staples: 0.87%

Household Products: 0.87%
Church & Dwight Company Incorporated	186,176	10,051,642

Energy: 7.47%

Energy Equipment & Services: 4.57%
Cameron International Corporation †	275,744	15,460,966
Dresser-Rand Group Incorporated †	176,515	9,727,742
Helmerich & Payne Incorporated «	272,524	12,974,868
Noble Corporation «	404,210	14,462,634

		52,626,210

Oil, Gas & Consumable Fuels: 2.90%
Forest Oil Corporation «	575,702	4,864,682
Newfield Exploration Company †	462,023	14,470,560
Plains Exploration & Product Company †	376,901	14,122,480

		33,457,722

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Common Stock Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Financials: 17.26%

Capital Markets: 2.87%
Greenhill & Company Incorporated «	328,094	$16,978,865
Waddell & Reed Financial Incorporated «	490,141	16,061,921

		33,040,786

Commercial Banks: 3.60%
CapitalSource Incorporated	3,432,000	26,014,560
City National Corporation	181,846	9,366,887
MB Financial Incorporated «	309,215	6,106,996

		41,488,443

Consumer Finance: 1.04%
DFC Global Corporation †	700,214	12,008,670

Diversified Financial Services: 1.25%
NBH Holdings Corporation †(a)	283,000	5,507,180
NBH Holdings Corporation Class A 144A†(a)	457,000	8,893,220

		14,400,400

Insurance: 4.59%
Arch Capital Group Limited †	356,608	14,863,421
CNO Financial Group Incorporated «	1,210,729	11,683,535
Reinsurance Group of America Incorporated	208,873	12,087,481
RenaissanceRe Holdings Limited	184,823	14,238,764

		52,873,201

REITs: 3.91%
BioMed Realty Trust Incorporated	665,684	12,461,604
Campus Crest Communities Incorporated	916,000	9,892,800
DuPont Fabros Technology Incorporated «	506,168	12,780,742
Hersha Hospitality Trust	2,020,059	9,898,289

		45,033,435

Health Care: 9.36%

Health Care Equipment & Supplies: 5.09%
CareFusion Corporation †	598,000	16,977,220
DENTSPLY International Incorporated «	356,997	13,615,866
Hologic Incorporated †	790,188	15,993,405
Varian Medical Systems Incorporated «†	199,755	12,049,222

		58,635,713

Health Care Providers & Services: 1.51%
Universal Health Services Class B	379,556	17,357,096

Life Sciences Tools & Services: 2.76%
Parexel International Corporation †	558,441	17,177,645
PerkinElmer Incorporated	497,124	14,650,244

		31,827,889

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Common Stock Fund	13

Security name	Shares	Value

Industrials: 15.35%

Aerospace & Defense: 1.31%
Spirit AeroSystems Holdings Incorporated †	681,951	$15,146,132

Airlines: 1.67%
Alaska Air Group Incorporated †	362,970	12,725,728
United Continental Holdings Incorporated «†	335,874	6,549,543

		19,275,271

Commercial Services & Supplies: 3.66%
Herman Miller Incorporated «	530,000	10,303,200
Republic Services Incorporated	541,265	14,890,200
Steelcase Incorporated «	1,723,600	16,977,460

		42,170,860

Electrical Equipment: 1.01%
AMETEK Incorporated	327,456	11,608,315

Machinery: 3.75%
Pentair Incorporated «	280,112	12,467,785
SPX Corporation	229,676	15,023,107
Wabash National Corporation †	2,211,780	15,769,991

		43,260,883

Road & Rail: 2.68%
Avis Budget Group Incorporated «†	1,045,706	16,082,958
Ryder System Incorporated	377,541	14,746,751

		30,829,709

Trading Companies & Distributors: 1.27%
GATX Corporation «	344,987	14,641,248

Information Technology: 18.21%

Communications Equipment: 1.63%
Riverbed Technology Incorporated †	807,408	18,788,384

Computers & Peripherals: 1.06%
Diebold Incorporated	362,850	12,231,674

Electronic Equipment, Instruments & Components: 2.33%
Molex Incorporated Class A	646,057	14,032,358
Trimble Navigation Limited «†	267,377	12,743,188

		26,775,546

IT Services: 5.91%
Alliance Data Systems Corporation «†	81,168	11,521,798
Amdocs Limited «	418,656	13,811,461
Cognizant Technology Solutions Corporation Class A †	255,355	17,854,422
Gartner Incorporated †	231,462	10,668,084
Global Payments Incorporated	340,384	14,238,263

		68,094,028

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Common Stock Fund	Portfolio of investments—September 30, 2012

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 3.59%
Integrated Device Technology Incorporated «†		2,522,076	$14,829,807
ON Semiconductor Corporation †		2,168,197	13,377,775
Xilinx Incorporated «		395,000	13,196,950

			41,404,532

Software: 3.69%
Ansys Incorporated †		162,306	11,913,260
Nuance Communications Incorporated «†		652,079	16,230,246
Red Hat Incorporated †		252,506	14,377,692

			42,521,198

Materials: 4.64%

Chemicals: 1.17%
International Flavors & Fragrances Incorporated		226,668	13,504,879

Containers & Packaging: 2.47%
Crown Holdings Incorporated †		397,000	14,589,750
Packaging Corporation of America		383,209	13,910,487

			28,500,237

Metals & Mining: 1.00%
Steel Dynamics Incorporated		1,026,873	11,531,784

Telecommunication Services: 0.71%

Diversified Telecommunication Services: 0.71%
Time Warner Telecom Incorporated «†		313,527	8,173,652

Total Common Stocks (Cost $792,673,896)			1,069,933,483

		Principal

Other: 0.10%
Gryphon Funding Limited, Pass-Through Entity (i)(a)(v)		$4,028,806	1,168,354

Total Other (Cost $441,404)			1,168,354

	Yield	Shares
Short-Term Investments: 19.33%

Investment Companies: 19.33%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	78,626,744	78,626,744
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.20	144,031,421	144,031,421

Total Short-Term Investments (Cost $222,658,165)			222,658,165

Total investments in securities
(Cost $1,015,773,465)*	112.28%	1,293,760,002
Other assets and liabilities, net	(12.28)	(141,455,283)

Total net assets	100.00%	$1,152,304,719

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Common Stock Fund	15

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $1,029,090,677 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$293,961,762
Gross unrealized depreciation	(29,292,437)

Net unrealized appreciation	$264,669,325

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Common Stock Fund	Statement of assets and liabilities—September 30, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,071,101,837
In affiliated securities, at value (see cost below)	222,658,165

Total investments, at value (see cost below)	1,293,760,002
Receivable for investments sold	6,833,706
Receivable for Fund shares sold	874,150
Receivable for dividends	1,473,361
Receivable for securities lending income	13,924
Prepaid expenses and other assets	46,989

Total assets	1,303,002,132

Liabilities
Payable for investments purchased	4,301,503
Payable for Fund shares redeemed	678,011
Payable upon receipt of securities loaned	144,472,825
Advisory fee payable	624,749
Distribution fees payable	12,866
Due to other related parties	319,489
Accrued expenses and other liabilities	287,970

Total liabilities	150,697,413

Total net assets	$1,152,304,719

NET ASSETS CONSIST OF
Paid-in capital	$815,981,545
Accumulated net realized gains on investments	58,336,637
Net unrealized gains on investments	277,986,537

Total net assets	$1,152,304,719

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$207,667,587
Shares outstanding – Class A	9,803,347
Net asset value per share – Class A	$21.18
Maximum offering price per share – Class A2	$22.47
Net assets – Class B	$806,151
Shares outstanding – Class B	43,177
Net asset value per share – Class B	$18.67
Net assets – Class C	$20,080,197
Shares outstanding – Class C	1,075,651
Net asset value per share – Class C	$18.67
Net assets – Administrator Class	$19,428,158
Shares outstanding – Administrator Class	913,732
Net asset value per share – Administrator Class	$21.26
Net assets – Institutional Class	$86,644,996
Shares outstanding – Institutional Class	4,054,945
Net asset value per share – Institutional Class	$21.37
Net assets – Investor Class	$817,677,630
Shares outstanding – Investor Class	37,789,073
Net asset value per share – Investor Class	$21.64

Investments in unaffiliated securities, at cost	$793,115,300

Investments in affiliated securities, at cost	$222,658,165

Total investments, at cost	$1,015,773,465

Securities on loan, at value	$141,037,521

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2012	Wells Fargo Advantage Common Stock Fund	17

Investment income
Dividends*	$11,683,157
Securities lending income, net	220,955
Income from affiliated securities	54,290

Total investment income	11,958,402

Expenses
Advisory fee	7,824,495
Administration fees
Fund level	544,566
Class A	497,870
Class B	3,006
Class C	51,511
Administrator Class	19,816
Institutional Class	42,677
Investor Class	2,618,584
Shareholder servicing fees
Class A	478,721
Class B	2,891
Class C	49,530
Administrator Class	39,765
Investor Class	1,998,298
Distribution fees
Class B	8,672
Class C	148,590
Custody and accounting fees	63,873
Professional fees	37,572
Registration fees	74,897
Shareholder report expenses	106,466
Trustees’ fees and expenses	15,827
Other fees and expenses	5,830

Total expenses	14,633,457
Less: Fee waivers and/or expense reimbursements	(755,090)

Net expenses	13,878,367

Net investment loss	(1,919,965)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	74,540,554
Net change in unrealized gains (losses) on investments	218,270,111

Net realized and unrealized gains (losses) on investments	292,810,665

Net increase in net assets resulting from operations	$290,890,700

* Net of foreign dividend withholding taxes of	$5,641

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Common Stock Fund	Statement of changes in net assets

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment loss		$(1,919,965)		$(3,148,426)
Net realized gains on investments		74,540,554		75,995,759
Net change in unrealized gains (losses) on investments		218,270,111		(128,495,541)

Net increase (decrease) in net assets resulting from operations		290,890,700		(55,648,208)

Distributions to shareholders from
Net realized gains
Class A		(11,099,363)		(1,404,311)
Class B		(93,074)		(69,802)
Class C		(1,417,106)		(275,410)
Administrator Class		(1,290,310)		(367,463)
Institutional Class		(1,221,970)		(27,553)
Investor Class		(50,921,053)		(10,251,225)

Total distributions to shareholders		(66,042,876)		(12,395,764)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,287,285	64,357,489	6,090,833	124,471,269
Class B	5,551	98,052	18,209	332,389
Class C	102,085	1,778,892	284,610	5,194,168
Administrator Class	324,191	6,541,817	1,855,833	35,929,881
Institutional Class	3,701,929	74,425,582	1,069,310	21,868,363
Investor Class	1,448,646	28,941,238	4,638,350	95,106,351

		176,143,070		282,902,421

Reinvestment of distributions
Class A	593,442	10,960,870	68,402	1,359,826
Class B	5,433	88,990	3,729	66,793
Class C	73,222	1,199,381	12,959	232,092
Administrator Class	55,926	1,035,183	14,807	294,511
Institutional Class	49,167	913,023	1,384	27,553
Investor Class	2,603,273	49,123,785	486,118	9,863,325

		63,321,232		11,844,100

Payment for shares redeemed
Class A	(3,050,780)	(59,945,642)	(3,971,644)	(77,483,331)
Class B	(75,585)	(1,297,947)	(601,505)	(10,853,568)
Class C	(264,671)	(4,625,026)	(226,229)	(4,113,863)
Administrator Class	(574,763)	(11,467,657)	(762,834)	(15,765,307)
Institutional Class	(652,363)	(13,230,644)	(132,421)	(2,703,097)
Investor Class	(7,610,830)	(154,133,087)	(4,774,766)	(97,697,974)

		(244,700,003)		(208,617,140)

Net increase (decrease) in net assets resulting from capital share transactions		(5,235,701)		86,129,381

Total increase in net assets		219,612,123		18,085,409

Net assets
Beginning of period		932,692,596		914,607,187

End of period		$1,152,304,719		$932,692,596

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS A	2012	2011	2010[1]	2009	2008		2007
Net asset value, beginning of period	$17.15	$18.20	$15.10	$12.26	$22.66		$23.84
Net investment income (loss)	(0.04)	(0.06)	(0.04)	0.02 [2]	0.00	2,[3]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	5.33	(0.74)	3.16	2.82	(6.68)		3.98

Total from investment operations	5.29	(0.80)	3.12	2.84	(6.68)		3.93
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00	(0.10)		0.00
Net realized gains	(1.26)	(0.25)	0.00	0.00	(3.61)		(5.11)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)		0.00

Total distributions to shareholders	(1.26)	(0.25)	(0.02)	0.00	(3.72)		(5.11)
Net asset value, end of period	$21.18	$17.15	$18.20	$15.10	$12.26		$22.66
Total return[4]	31.90%	(4.61)%	20.80%	23.08%	(34.55)%		19.74%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.30%	1.33%	1.37%	1.34%		1.37%
Net expenses	1.26%	1.26%	1.26%	1.26%	1.29%		1.31%
Net investment income (loss)	(0.16)%	(0.24)%	(0.25)%	0.19%	0.03%		(0.25)%
Supplemental data
Portfolio turnover rate	30%	41%	47%	58%	81%		58%
Net assets, end of period (000s omitted)	$207,668	$153,921	$123,495	$112,900	$88,049		$62,456

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS B	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$15.35	$16.44	$13.71	$11.23	$21.10	$22.67
Net investment loss	(0.17)[2]	(0.20)[2]	(0.14)[2]	(0.06)[2]	(0.12)[2]	(0.20)[2]
Net realized and unrealized gains (losses) on investments	4.75	(0.64)	2.87	2.54	(6.14)	3.74

Total from investment operations	4.58	(0.84)	2.73	2.48	(6.26)	3.54
Distributions to shareholders from
Net realized gains	(1.26)	(0.25)	0.00	0.00	(3.61)	(5.11)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[3]	0.00

Total distributions to shareholders	(1.26)	(0.25)	0.00	0.00	(3.61)	(5.11)
Net asset value, end of period	$18.67	$15.35	$16.44	$13.71	$11.23	$21.10
Total return[4]	30.87%	(5.29)%	19.91%	22.08%	(35.04)%	18.86%
Ratios to average net assets (annualized)
Gross expenses	2.05%	2.05%	2.08%	2.12%	2.11%	2.12%
Net expenses	2.01%	2.01%	2.01%	2.01%	2.06%	2.06%
Net investment loss	(0.96)%	(1.13)%	(1.02)%	(0.51)%	(0.76)%	(1.00)%
Supplemental data
Portfolio turnover rate	30%	41%	47%	58%	81%	58%
Net assets, end of period (000s omitted)	$806	$1,655	$11,302	$12,487	$14,449	$31,415

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS C	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$15.35	$16.44	$13.71	$11.23	$21.09	$22.67
Net investment loss	(0.16)[2]	(0.18)[2]	(0.14)[2]	(0.06)[2]	(0.12)[2]	(0.20)[2]
Net realized and unrealized gains (losses) on investments	4.74	(0.66)	2.87	2.54	(6.13)	3.73

Total from investment operations	4.58	(0.84)	2.73	2.48	(6.25)	3.53
Distributions to shareholders from
Net realized gains	(1.26)	(0.25)	0.00	0.00	(3.61)	(5.11)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[3]	0.00

Total distributions to shareholders	(1.26)	(0.25)	0.00	0.00	(3.61)	(5.11)
Net asset value, end of period	$18.67	$15.35	$16.44	$13.71	$11.23	$21.09
Total return[4]	30.95%	(5.35)%	20.00%	21.99%	(35.00)%	18.82%
Ratios to average net assets (annualized)
Gross expenses	2.06%	2.05%	2.08%	2.12%	2.10%	2.12%
Net expenses	2.01%	2.01%	2.01%	2.01%	2.06%	2.06%
Net investment loss	(0.92)%	(1.01)%	(1.01)%	(0.56)%	(0.76)%	(1.00)%
Supplemental data
Portfolio turnover rate	30%	41%	47%	58%	81%	58%
Net assets, end of period (000s omitted)	$20,080	$17,887	$17,976	$11,750	$9,692	$18,501

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding
3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$17.18	$18.20	$17.49
Net investment income (loss)	0.01	(0.01)[2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	5.33	(0.76)	0.70

Total from investment operations	5.34	(0.77)	0.71
Distributions to shareholders from
Net realized gains	(1.26)	(0.25)	0.00
Net asset value, end of period	$21.26	$17.18	$18.20
Total return[3]	32.15%	(4.44)%	4.06%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.18%
Net expenses	1.07%	1.09%	1.07%
Net investment income (loss)	0.01%	(0.05)%	0.19%
Supplemental data
Portfolio turnover rate	30%	41%	47%
Net assets, end of period (000s omitted)	$19,428	$19,044	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$17.23	$18.21	$17.49
Net investment income	0.06 [2]	0.01	0.02 [2]
Net realized and unrealized gains (losses) on investments	5.34	(0.74)	0.70

Total from investment operations	5.40	(0.73)	0.72
Distributions to shareholders from
Net realized gains	(1.26)	(0.25)	0.00
Net asset value, end of period	$21.37	$17.23	$18.21
Total return[3]	32.42%	(4.22)%	4.12%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.94%
Net expenses	0.88%	0.87%	0.89%
Net investment income	0.28%	0.29%	0.60%
Supplemental data
Portfolio turnover rate	30%	41%	47%
Net assets, end of period (000s omitted)	$86,645	$16,475	$327

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INVESTOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$17.50	$18.57	$15.41	$12.53	$23.07	$24.18
Net investment income (loss)	(0.04)	(0.06)	(0.05)[2]	0.02 [2]	0.00 [2,3]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	5.44	(0.76)	3.23	2.86	(6.81)	4.05

Total from investment operations	5.40	(0.82)	3.18	2.88	(6.81)	4.00
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00	(0.11)	0.00
Net realized gains	(1.26)	(0.25)	0.00	0.00	(3.61)	(5.11)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(1.26)	(0.25)	(0.02)	0.00	(3.73)	(5.11)
Net asset value, end of period	$21.64	$17.50	$18.57	$15.41	$12.53	$23.07
Total return[4]	31.89%	(4.62)%	20.73%	22.91%	(34.52)%	19.75%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.36%	1.43%	1.47%	1.50%	1.54%
Net expenses	1.29%	1.29%	1.29%	1.29%	1.29%	1.29%
Net investment income (loss)	(0.20)%	(0.29)%	(0.30)%	0.17%	0.00%	(0.23)%
Supplemental data
Portfolio turnover rate	30%	41%	47%	58%	81%	58%
Net assets, end of period (000s omitted)	$817,678	$723,711	$761,497	$657,333	$564,998	$1,057,463

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Common Stock Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. As a result of the fair value pricing procedures, these securities are categorized as Level 2 in these circumstances and may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On September 30, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

26	Wells Fargo Advantage Common Stock Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Advantage Common Stock Fund	27

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment loss	Accumulated net realized gains on investments
$1,919,965	$(1,919,965)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	Wells Fargo Advantage Common Stock Fund	Notes to financial statements

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$1,055,533,083	$14,400,400	$0	$1,069,933,483

Other	0	0	1,168,354	1,168,354

Short-term investments
Investment companies	78,626,744	144,031,421	0	222,658,165
	$1,134,159,827	$158,431,821	$1,168,354	$1,293,760,002

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.10% for Administrator Class, 0.90% for Institutional Class and 1.29% for Investor Class.

Notes to financial statements	Wells Fargo Advantage Common Stock Fund	29

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $17,178 from the sale of Class A shares and $457, $296 and $1,504 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $315,809,200 and $412,268,285, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $2,080 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

	Year ended September 30
	2012	2011
Ordinary Income	$1,317,756	$ 0
Long-term Capital Gain	64,725,120	12,395,764

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$14,125,941	$57,527,908	$264,669,325

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for

30	Wells Fargo Advantage Common Stock Fund	Notes to financial statements

derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Wells Fargo Advantage Common Stock Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Common Stock Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, the period from November 1, 2009 through September 30, 2010, and each of the years in the three-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Common Stock Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

32	Wells Fargo Advantage Common Stock Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99.99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 852 of the Internal Revenue Code, $64,725,120 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $1,317,631 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2012, $1,317,756 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Common Stock Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Common Stock Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Common Stock Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212319 11-12 A229/AR229 09-12

Wells Fargo Advantage Discovery FundSM

Annual Report

September 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Discovery Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Discovery Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, though investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Specifically, the small-cap-focused Russell 2000® Index1 returned 31.91% during the 12-month period, while the mid-cap-oriented Russell 2500TM Index2 gained 30.93%. By comparison, the large-cap-focused Russell 1000® Index3 posted a 30.06% return for the reporting period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the 12-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Discovery Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

Accommodative policies and positive macroeconomic developments bolstered the equity markets.

Encouraged by signs of progress across the macroeconomic landscape, namely in Europe, and accommodative central bank actions, market sentiment generally improved throughout the period, particularly over the past three months as evidenced by the strong equity performance during the third quarter of 2012. While expansionary monetary policy has provided support to the U.S. equity markets, it has not necessarily translated into stronger fundamentals or significantly higher growth rates for most U.S. companies. As a result, earnings growth decelerated during the period and fewer U.S. companies reported better-than-expected revenue in recent quarters. Consequently, company fundamentals have come under greater scrutiny with investors significantly rewarding those companies that beat estimates while avoiding companies that show signs of deteriorating fundamentals.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment, tepid global economic growth, and an uncertain fiscal landscape continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Discovery Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Discovery Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFDAX)	7-31-07	24.48	2.70	11.19	32.05	3.93	11.85	1.34	1.23
Class C (WDSCX)	7-31-07	30.10	3.14	11.05	31.10	3.14	11.05	2.09	1.98
Administrator Class (WFDDX)	4-8-05	–	–	–	32.12	4.06	12.00	1.18	1.16
Institutional Class (WFDSX)	8-31-06	–	–	–	32.53	4.31	12.16	0.91	0.91
Investor Class (STDIX)	12-31-87	–	–	–	31.93	3.84	11.80	1.41	1.30
Russell 2500™ Growth Index[4]	–	–	–	–	29.52	3.26	11.24	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A portfolio’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Discovery Fund	7

Growth of $10,000 investment[5] as of September 30, 2012

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of the Investor Class shares and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.22% for Class A, 1.97% for Class C, 1.15% for Administrator Class, 0.90% for Institutional Class, and 1.29% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed the benchmark, the Russell 2500TM Growth Index, primarily due to effective stock selection in industrials, consumer staples, and energy, which was offset slightly by selection in the consumer discretionary sector.

■	Risk on/risk off has been the dominant market theme during the past few years, but corporate profits remained steady and powered equity markets to new all-time-high levels.

■

While the macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental, surround-the-company research process and to maintaining an appropriate balance between risk and return.

Corporate profits provided necessary stability to propel markets higher.

Alternating investor focus between global and domestic challenges and positive corporate and economic data has created a dramatic risk-on/risk-off environment for equity markets over the past few years. Equities were lifted to new highs in the reporting period after investors picked up the pieces of their shattered confidence brought on by bickering over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe. Strong corporate profits provided the necessary ballast to balance out the pounding of these macro waves. During May and June 2012, concerning news out of Europe, fears of a hard landing in China, and deceleration in U.S. economic data from its initial robust pace combined to cause the markets to list temporarily. Righting themselves, equities ended the period by sailing on with the hope of smoother water.

Ten largest equity holdings[6] (%) as of September 30, 2012
Kansas City Southern Railway Company	2.95
SBA Communications Corporation Class A	2.60
TransDigm Group Incorporated	2.49
Aspen Technology Incorporated	2.02
Alliance Data Systems Incorporated	1.91
CommVault Systems Incorporated	1.86
TIBCO Software Incorporated	1.82
Affiliated Managers Group Incorporated	1.82
Broadsoft Incorporated	1.75
GNC Holdings Incorporated Class A	1.71

Effective stock selection enabled the Fund to outperform its benchmark.

Effective stock selection in the industrials, consumer staples, and energy sectors contributed significantly to the Fund’s outperformance during the period. In industrials, top-10 holding Kansas City Southern Railway Company generated consistently impressive revenue and earnings growth with efficient operations, share gains from truck transport, and unique positioning to transport goods from U.S. trading partners in Mexico. Another top-10 holding, TransDigm Group Incorporated—an aerospace component supplier with tremendous visibility into future revenue—generated strong growth as only a small dent was made in the multi-year backlog for new planes. In the energy sector, many stocks delivered positive returns as energy prices rose to levels higher than a year ago. Although consumer staples holdings was a small portion of the portfolio, one stock in particular, Hain Celestial Group Incorporated, which we no longer hold, grew faster than the market as a leading supplier of organic and natural foods and consumer products.

Stock selection in the consumer discretionary sector was the primary performance headwind. Company-specific issues plagued both Deckers Outdoor Corporation and Vera Bradley Incorporated, both of which we no longer hold. Deckers, the maker of Ugg brand boots, experienced a spike in sheepskin costs during an unseasonably warm winter. Separately, Vera Bradley experienced higher-than-expected expenses and more sales of its travel bags and accessories through the outlet channel affecting the company’s outlook for growth. Internet and catalog retail stocks also weighed on returns during the past 12 months.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Discovery Fund	9

Sector distribution[7] as of September 30, 2012

Stock selection remains the key to portfolio performance in an environment of scarce growth.

We believe that episodes of macro-driven markets are here to stay. There are simply too many structural uncertainties in the world. So far during this recovery, corporate earnings have been extremely resilient to the multitude of macro shocks. Many companies, particularly those based in the U.S., have prudently managed balance sheets and capitalized on healthy global growth, especially in emerging markets. However, with Europe facing recession and China facing questions about its growth trajectory, we would not be surprised to see more companies temper future expectations.

The cornerstone of our view is that in a world struggling to grow, companies that innovate to create true secular, organic growth are scarce and thus more valuable. We are less exposed to deep cyclicals and are leaning more heavily on core holdings with visible growth outlooks. We are being cautious with macro-sensitive exposures in an attempt to isolate our stock selection within secular growers. While sticking to our growth discipline, our process has uncovered the highest-quality growth companies for our team to further explore. Many of our commitments are modestly biased toward North America and have high free cash flow that allow for financial flexibility. The result is a portfolio with high growth rates yet one that is constructed to be biased toward higher-quality and higher-visibility core holdings.

We will invest in growth and consistently execute our process.

Regardless of the market environment, we will continue to stay true to our growth investment style. We seek companies with superior earnings growth and attractive valuations and weight individual positions based on our research conviction. We are executing the process exactly as it was designed and have uncovered many new promising ideas. Despite the cautionary outlook we must take, we are extremely upbeat that we can continue to build on the strong recent results.

Please see footnotes on page 7.

10	Wells Fargo Advantage Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$987.88	$6.06	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16	1.22%
Class C
Actual	$1,000.00	$984.35	$9.77	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.15	$9.92	1.97%
Administrator Class
Actual	$1,000.00	$988.41	$5.57	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.65	1.12%
Institutional Class
Actual	$1,000.00	$989.65	$4.23	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%
Investor Class
Actual	$1,000.00	$987.45	$6.41	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.51	1.29%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Discovery Fund	11

Security name	Shares	Value

Common Stocks: 96.65%

Consumer Discretionary: 18.86%

Auto Components: 0.76%
BorgWarner Incorporated «†	175,000	$12,094,250

Automobiles: 1.12%
Tesla Motors Incorporated «†	612,347	17,929,520

Hotels, Restaurants & Leisure: 1.62%
Panera Bread Company †	151,600	25,906,924

Household Durables: 1.05%
SodaStream International Limited «†	427,300	16,737,341

Internet & Catalog Retail: 1.18%
Expedia Incorporated «	235,900	13,644,456
TripAdvisor Incorporated «†	156,883	5,166,157

		18,810,613

Leisure Equipment & Products: 1.09%
LeapFrog Enterprises Incorporated †	1,920,000	17,318,400

Specialty Retail: 8.61%
DSW Incorporated Class A	339,253	22,634,960
GNC Holdings Incorporated Class A	701,116	27,322,491
Hibbett Sports Incorporated «†	306,500	18,221,425
Lumber Liquidators Holdings Incorporated «†	163,300	8,276,044
Select Comfort Corporation †	346,200	10,922,610
Tractor Supply Company	190,970	18,885,023
Ulta Salon Cosmetics & Fragrance Incorporated	194,574	18,738,449
Williams-Sonoma Incorporated	277,600	12,206,072

		137,207,074

Textiles, Apparel & Luxury Goods: 3.43%
Fifth & Pacific Companies Incorporated «†	1,070,700	13,683,546
PVH Corporation	222,700	20,871,444
Under Armour Incorporated «†	359,300	20,059,719

		54,614,709

Consumer Staples: 4.62%

Beverages: 2.13%
Boston Beer Company Incorporated «†	185,200	20,736,844
Monster Beverage Corporation †	243,500	13,187,960

		33,924,804

Food & Staples Retailing: 1.11%
The Fresh Market Incorporated †	295,200	17,706,096

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Discovery Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Food Products: 1.38%
Annie’s Incorporated «†	283,581	$12,715,772
Smart Balance Incorporated «†	774,800	9,359,584

		22,075,356

Energy: 5.22%

Energy Equipment & Services: 1.70%
GulfMark Offshore Incorporated Class A †	324,700	10,728,088
Oil States International Incorporated †	206,100	16,376,706

		27,104,794

Oil, Gas & Consumable Fuels: 3.52%
Approach Resources Incorporated «†	524,717	15,809,723
Cabot Oil & Gas Corporation	290,000	13,021,000
PDC Energy Incorporated †	396,800	12,550,784
Plains Exploration & Product Company †	391,300	14,662,011

		56,043,518

Financials: 4.66%

Capital Markets: 2.67%
Affiliated Managers Group Incorporated †	235,200	28,929,600
Stifel Financial Corporation †	403,871	13,570,066

		42,499,666

Real Estate Management & Development: 1.99%
CBRE Group Incorporated †	1,049,116	19,314,226
Zillow Incorporated Class A«†	294,900	12,438,882

		31,753,108

Health Care: 15.85%

Biotechnology: 5.46%
Alexion Pharmaceuticals Incorporated †	142,900	16,347,760
BioMarin Pharmaceutical Incorporated «†	544,857	21,941,391
Cepheid Incorporated «†	382,300	13,193,173
Cubist Pharmaceuticals Incorporated †	536,400	25,575,552
Orexigen Therapeutics Incorporated «†	745,700	4,257,947
Threshold Pharmaceuticals Incorporated «†	792,300	5,736,252

		87,052,075

Health Care Equipment & Supplies: 3.83%
Align Technology Incorporated «†	420,400	15,542,188
HeartWare International Incorporated «†	103,400	9,770,266
Sirona Dental Systems Incorporated †	292,800	16,677,888
Thoratec Corporation †	552,000	19,099,200

		61,089,542

Health Care Providers & Services: 3.51%
Catamaran Corporation †	169,300	16,586,321

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Discovery Fund	13

Security name	Shares	Value

Health Care Providers & Services (continued)
Hanger Incorporated †	645,060	$18,403,562
Team Health Holdings Incorporated †	773,000	20,971,490

		55,961,373

Health Care Technology: 0.86%
athenahealth Incorporated «†	149,100	13,682,907

Life Sciences Tools & Services: 0.69%
Bruker BioSciences Corporation †	831,900	10,889,571

Pharmaceuticals: 1.50%
Impax Laboratories Incorporated †	921,400	23,919,544

Industrials: 19.44%

Aerospace & Defense: 3.95%
TransDigm Group Incorporated «†	279,600	39,666,852
Triumph Group Incorporated «	371,900	23,254,907

		62,921,759

Airlines: 1.68%
Copa Holdings SA	330,200	26,835,354

Electrical Equipment: 0.84%
Regal-Beloit Corporation	189,600	13,363,008

Internet Software & Services: 0.84%
Costar Group Incorporated †	164,500	13,413,330

Machinery: 5.04%
Chart Industries Incorporated «†	306,500	22,635,025
Colfax Corporation «†	383,345	14,057,261
Graco Incorporated	439,900	22,118,172
Wabtec Corporation	267,800	21,501,662

		80,312,120

Professional Services: 2.01%
Advisory Board Company †	317,700	15,195,591
Corporate Executive Board Company	44,061	2,362,991
Verisk Analytics Incorporated Class A †	304,600	14,502,006

		32,060,588

Road & Rail: 4.14%
Hertz Global Holdings Incorporated †	1,381,490	18,967,858
Kansas City Southern Railway Company	620,300	47,006,334

		65,974,192

Trading Companies & Distributors: 0.94%
WESCO International Incorporated «†	260,670	14,910,324

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Discovery Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Information Technology: 23.03%

Computers & Peripherals: 0.67%
Stratasys Incorporated «†	195,600	$10,640,640

Electronic Equipment, Instruments & Components: 0.92%
FEI Company «	273,400	14,626,900

Internet Software & Services: 4.97%
Angie’s List Incorporated «†	680,294	7,197,511
DealerTrack Holdings Incorporated «†	182,505	5,082,764
ExactTarget Incorporated †	870,636	21,086,804
Liquidity Services Incorporated «†	282,300	14,174,283
Mercadolibre Incorporated	210,900	17,409,795
Rackspace Incorporated †	215,900	14,268,831

		79,219,988

IT Services: 3.97%
Alliance Data Systems Corporation «†	214,400	30,434,080
Corelogic Incorporated †	498,235	13,218,175
Gartner Incorporated †	428,196	19,735,554

		63,387,809

Semiconductors & Semiconductor Equipment: 2.14%
EZchip Semiconductor Limited «†	362,800	11,098,052
Mellanox Technologies «†	116,000	11,777,480
Skyworks Solutions Incorporated †	476,300	11,224,010

		34,099,542

Software: 10.36%
ACI Worldwide Incorporated †	464,800	19,642,448
Aspen Technology Incorporated †	1,243,000	32,131,550
Broadsoft Incorporated †	680,620	27,919,032
CommVault Systems Incorporated †	506,400	29,725,680
Fortinet Incorporated †	1,061,255	25,618,695
Guidewire Software Incorporated †	34,986	1,090,696
TIBCO Software Incorporated †	960,671	29,041,083

		165,169,184

Materials: 1.43%

Chemicals: 1.43%
Airgas Incorporated	277,400	22,830,020

Telecommunication Services: 3.54%

Diversified Telecommunication Services: 0.93%
Iridium Communications Incorporated «†	2,033,650	14,886,318

Wireless Telecommunication Services: 2.61%
SBA Communications Corporation Class A «†	659,951	41,510,918

Total Common Stocks (Cost $1,340,280,534)		1,540,483,179

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Discovery Fund	15

Security name		Shares	Value

Other: 0.03%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)		1,639,167	$475,358

Total Other (Cost $179,590)			475,358

	Yield

Short-Term Investments: 21.25%

Investment Companies: 21.25%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.17%	38,452,214	38,452,214
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(u)(l)	0.20	300,333,805	300,333,805

Total Short-Term Investments (Cost $338,786,019)		338,786,019

Total investments in securities (Cost $1,679,246,143) *	117.93%	1,879,744,556
Other assets and liabilities, net	(17.93)	(285,852,705)

Total net assets	100.00%	$1,593,891,851

«	All or a portion of this security is on loan.

†	Non-income-earning security

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $1,684,144,840 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$225,432,304
Gross unrealized depreciation	(29,832,588)

Net unrealized appreciation	$195,599,716

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Discovery Fund	Statement of assets and liabilities—September 30, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,540,958,537
In affiliated securities, at value (see cost below)	338,786,019

Total investments, at value (see cost below)	1,879,744,556
Receivable for investments sold	24,756,795
Receivable for Fund shares sold	7,744,159
Receivable for dividends	185,435
Receivable for securities lending income	568,366
Prepaid expenses and other assets	50,118

Total assets	1,913,049,429

Liabilities
Payable for investments purchased	15,029,507
Payable for Fund shares redeemed	2,173,818
Payable upon receipt of securities loaned	300,513,395
Advisory fee payable	884,746
Distribution fees payable	10,063
Due to other related parties	275,789
Accrued expenses and other liabilities	270,260

Total liabilities	319,157,578

Total net assets	$1,593,891,851

NET ASSETS CONSIST OF
Paid-in capital	$1,318,575,667
Undistributed net investment loss	(3,762,190)
Accumulated net realized gains on investments	78,579,961
Net unrealized gains on investments	200,498,413

Total net assets	$1,593,891,851

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$114,881,860
Shares outstanding – Class A	4,271,931
Net asset value per share – Class A	$26.89
Maximum offering price per share – Class A2	$28.53
Net assets – Class C	$16,803,046
Shares outstanding – Class C	651,562
Net asset value per share – Class C	$25.79
Net assets – Administrator Class	$478,672,980
Shares outstanding – Administrator Class	17,532,834
Net asset value per share – Administrator Class	$27.30
Net assets – Institutional Class	$524,505,853
Shares outstanding – Institutional Class	18,917,124
Net asset value per share – Institutional Class	$27.73
Net assets – Investor Class	$459,028,112
Shares outstanding – Investor Class	17,151,502
Net asset value per share – Investor Class	$26.76

Investments in unaffiliated securities, at cost	$1,340,460,124

Investments in affiliated securities, at cost	$338,786,019

Total investments, at cost	$1,679,246,143

Securities on loan, at value	$292,253,678

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2012	Wells Fargo Advantage Discovery Fund	17

Investment income
Securities lending income, net	$5,006,985
Dividends *	3,510,188
Income from affiliated securities	55,412

Total investment income	8,572,585

Expenses
Advisory fee	8,950,627
Administration fees
Fund level	631,701
Class A	186,237
Class C	25,511
Administrator Class	397,552
Institutional Class	320,086
Investor Class	1,250,371
Shareholder servicing fees
Class A	179,074
Class C	24,530
Administrator Class	988,781
Investor Class	959,977
Distribution fees
Class C	73,590
Custody and accounting fees	66,082
Professional fees	30,721
Registration fees	76,452
Shareholder report expenses	83,084
Trustees’ fees and expenses	15,681
Other fees and expenses	36,540

Total expenses	14,296,597
Less: Fee waivers and/or expense reimbursements	(325,179)

Net expenses	13,971,418

Net investment loss	(5,398,833)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	94,485,112
Net change in unrealized gains (losses) on investments	207,399,361

Net realized and unrealized gains (losses) on investments	301,884,473

Net increase in net assets resulting from operations	$296,485,640

* Net of foreign dividend withholding taxes of	$12,432

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Discovery Fund	Statement of changes in net assets

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment loss		$(5,398,833)		$(5,531,512)
Net realized gains on investments		94,485,112		94,566,284
Net change in unrealized gains (losses) on investments		207,399,361		(113,827,336)

Net increase (decrease) in net assets resulting from operations		296,485,640		(24,792,564)

Distributions to shareholders from
Net realized gains
Class A		(1,927,768)		0
Class C		(248,530)		0
Administrator Class		(14,784,852)		0
Institutional Class		(12,862,945)		0
Investor Class		(13,211,150)		0

Total distributions to shareholders		(43,035,245)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,352,189	86,546,282	1,095,297	27,452,345
Class C	472,363	11,829,302	148,549	3,590,156
Administrator Class	11,169,969	279,362,357	5,191,652	126,543,495
Institutional Class	9,782,108	257,448,823	9,263,173	222,854,410
Investor Class	8,311,004	213,298,213	6,857,139	169,186,037

		848,484,977		549,626,443

Reinvestment of distributions
Class A	77,158	1,858,725	0	0
Class C	9,309	216,331	0	0
Administrator Class	571,489	13,967,192	0	0
Institutional Class	458,139	11,348,097	0	0
Investor Class	535,087	12,836,737	0	0

		40,227,082		0

Payment for shares redeemed
Class A	(1,114,919)	(28,042,615)	(386,635)	(9,369,870)
Class C	(83,839)	(2,036,241)	(47,396)	(1,103,405)
Administrator Class	(3,689,369)	(95,698,347)	(1,559,935)	(38,591,381)
Institutional Class	(3,915,897)	(102,602,772)	(2,131,822)	(49,902,368)
Investor Class	(4,937,681)	(124,176,877)	(6,571,868)	(157,069,883)

		(352,556,852)		(256,036,907)

Net asset value of shares issued in acquisition
Class A	0	0	889,490	19,144,806
Class C	0	0	1,860	38,754
Administrator Class	0	0	7,885	172,065
Institutional Class	0	0	129,416	2,857,998

		0		22,213,623

Net increase in net assets resulting from capital share transactions		536,155,207		315,803,159

Total increase in net assets		789,605,602		291,010,595

Net assets
Beginning of period		804,286,249		513,275,654

End of period		$1,593,891,851		$804,286,249

Undistributed net investment loss		$(3,762,190)		$(623)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS A	2012	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$21.20	$20.71	$15.69	$14.52	$28.07	$25.25
Net investment loss	(0.14)[3]	(0.21)[3]	(0.18)	(0.09)[3]	(0.17)[3]	(0.06)[3]
Net realized and unrealized gains (losses) on investments	6.82	0.70	5.20	1.26	(9.40)	2.88

Total from investment operations	6.68	0.49	5.02	1.17	(9.57)	2.82
Distributions to shareholders from
Net realized gains	(0.99)	0.00	0.00	0.00	(3.98)	0.00
Net asset value, end of period	$26.89	$21.20	$20.71	$15.69	$14.52	$28.07
Total return[4]	32.05%	2.37%	31.99%	8.06%	(39.00)%	11.17%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.34%	1.37%	1.43%	1.41%	1.38%
Net expenses	1.22%	1.30%	1.33%	1.33%	1.33%	1.30%
Net investment loss	(0.53)%	(0.86)%	(0.97)%	(0.68)%	(0.85)%	(0.87)%
Supplemental data
Portfolio turnover rate	104%	111%	93%	221%	153%	137%
Net assets, end of period (000s omitted)	$114,882	$41,507	$7,442	$3,750	$3,150	$220

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS C	2012	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$20.51	$20.19	$15.41	$14.36	$28.04	$25.25
Net investment loss	(0.31)[3]	(0.38)[3]	(0.29)	(0.20)[3]	(0.32)[3]	(0.19)[3]
Net realized and unrealized gains (losses) on investments	6.58	0.70	5.07	1.25	(9.38)	2.98

Total from investment operations	6.27	0.32	4.78	1.05	(9.70)	2.79
Distributions to shareholders from
Net realized gains	(0.99)	0.00	0.00	0.00	(3.98)	0.00
Net asset value, end of period	$25.79	$20.51	$20.19	$15.41	$14.36	$28.04
Total return[4]	31.10%	1.59%	31.10%	7.24%	(39.57)%	11.05%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.09%	2.13%	2.18%	2.18%	2.02%
Net expenses	1.97%	2.07%	2.08%	2.08%	2.08%	1.88%
Net investment loss	(1.28)%	(1.62)%	(1.73)%	(1.47)%	(1.59)%	(2.85)%
Supplemental data
Portfolio turnover rate	104%	111%	93%	221%	153%	137%
Net assets, end of period (000s omitted)	$16,803	$5,205	$3,043	$2,334	$1,471	$362

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$21.50	$20.96	$15.86	$14.65	$28.23	$22.42
Net investment loss	(0.12)[2]	(0.20)	(0.13)	(0.07)[2]	(0.13)[2]	(0.16)[2]
Net realized and unrealized gains (losses) on investments	6.91	0.74	5.23	1.28	(9.47)	7.13

Total from investment operations	6.79	0.54	5.10	1.21	(9.60)	6.97
Distributions to shareholders from
Net realized gains	(0.99)	0.00	0.00	0.00	(3.98)	(1.16)
Net asset value, end of period	$27.30	$21.50	$20.96	$15.86	$14.65	$28.23
Total return[3]	32.12%	2.58%	32.16%	8.26%	(38.87)%	32.49%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.17%	1.20%	1.25%	1.24%	1.22%
Net expenses	1.13%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.45)%	(0.70)%	(0.81)%	(0.52)%	(0.62)%	(0.65)%
Supplemental data
Portfolio turnover rate	104%	111%	93%	221%	153%	137%
Net assets, end of period (000s omitted)	$478,673	$203,820	$122,451	$103,576	$82,359	$122,576

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$21.76	$21.17	$15.99	$14.73	$28.31	$22.43
Net investment loss	(0.07)	(0.14)	(0.11)	(0.05)[2]	(0.09)[2]	(0.08)[2]
Net realized and unrealized gains (losses) on investments	7.03	0.73	5.29	1.31	(9.51)	7.12

Total from investment operations	6.96	0.59	5.18	1.26	(9.60)	7.04
Distributions to shareholders from
Net realized gains	(0.99)	0.00	0.00	0.00	(3.98)	(1.16)
Net asset value, end of period	$27.73	$21.76	$21.17	$15.99	$14.73	$28.31
Total return[3]	32.53%	2.79%	32.48%	8.49%	(38.74)%	32.80%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.91%	0.93%	0.96%	1.00%	0.96%
Net expenses	0.86%	0.90%	0.93%	0.95%	0.95%	0.95%
Net investment loss	(0.19)%	(0.45)%	(0.58)%	(0.37)%	(0.45)%	(0.32)%
Supplemental data
Portfolio turnover rate	104%	111%	93%	221%	153%	137%
Net assets, end of period (000s omitted)	$524,506	$274,039	$112,874	$68,395	$23,455	$6,359

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	23

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INVESTOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$21.12	$20.64	$15.65	$14.49	$28.02	$22.31
Net investment loss	(0.15)[2]	(0.24)	(0.14)	(0.10)[2]	(0.18)[2]	(0.22)[2]
Net realized and unrealized gains (losses) on investments	6.78	0.72	5.13	1.26	(9.37)	7.09

Total from investment operations	6.63	0.48	4.99	1.16	(9.55)	6.87
Distributions to shareholders from
Net realized gains	(0.99)	0.00	0.00	0.00	(3.98)	(1.16)
Net asset value, end of period	$26.76	$21.12	$20.64	$15.65	$14.49	$28.02
Total return[3]	31.93%	2.33%	31.89%	8.01%	(39.00)%	32.19%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.40%	1.47%	1.53%	1.56%	1.57%
Net expenses	1.29%	1.37%	1.38%	1.38%	1.38%	1.38%
Net investment loss	(0.61)%	(0.93)%	(1.03)%	(0.74)%	(0.84)%	(0.89)%
Supplemental data
Portfolio turnover rate	104%	111%	93%	221%	153%	137%
Net assets, end of period (000s omitted)	$459,028	$279,715	$267,466	$180,898	$179,913	$309,759

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Discovery Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Discovery Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses and redemptions in-kind. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss	Accumulated net realized gains on investments
$3,013,732	$1,637,266	$(4,650,998)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of September 30, 2012, the Fund had a qualified late-year ordinary loss of $3,761,591 which will be recognized on the first day of the following fiscal year.

26	Wells Fargo Advantage Discovery Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$1,540,483,179	$0	$0	$1,540,483,179

Other	0	0	475,358	475,358

Short-term investments
Investment companies	38,452,214	300,333,805	0	338,786,019
	$1,578,935,393	$300,333,805	$475,358	$1,879,744,556

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.71% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Advantage Discovery Fund	27

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10%
Institutional Class	0.08%
Investor Class	0.32%*
*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A, 1.97% for Class C, 1.15% for Administrator Class, 0.90% for Institutional Class and 1.29% for Investor.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $36,398 from the sale of Class A shares and $714 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $1,776,462,818 and $1,285,732,470, respectively.

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Growth Opportunities Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Growth Opportunities Fund received Class A, Class C, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Growth Opportunities Fund for 1,028,651 shares of the Fund valued at $22,213,623 at an exchange ratio of 0.39, 0.41, 0.39 and 0.39 for Class A, Class C, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Growth Opportunities Fund with a fair value of $22,345,279, identified cost of $24,880,014 and unrealized losses of $2,534,735 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Growth Opportunities Fund and the

28	Wells Fargo Advantage Discovery Fund	Notes to financial statements

Fund immediately prior to the acquisition were $22,213,623 and $688,866,341, respectively. The aggregate net assets of the Fund immediately after the acquisition were $711,079,964. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Growth Opportunities Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed October 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended September 30, 2011 would have been:

Net investment loss	$(5,384,715)
Net realized and unrealized gains (losses) on investments	$(15,881,575)
Net decrease in net assets resulting from operations	$(21,266,290)

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $2,065 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended September 30, 2012 was $43,035,245 of long-term capital gains. The Fund did not have any distribution paid to shareholders for the year ended September 30, 2011.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Late-year ordinary losses deferred*	Unrealized gains
$83,606,850	$(3,761,591)	$195,471,522

*	This amount will be recognized on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

Notes to financial statements	Wells Fargo Advantage Discovery Fund	29

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

30	Wells Fargo Advantage Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Discovery Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2009 through September 30, 2010, and for each of the years or periods in the three-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Discovery Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

Other information (unaudited)	Wells Fargo Advantage Discovery Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $43,035,245 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2012.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Discovery Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Discovery Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212320 11-12 A230/AR230 09-12

Wells Fargo Advantage Enterprise FundSM

Annual Report

September 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Enterprise Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Enterprise Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Specifically, the small-cap-focused Russell 2000® Index1 returned 31.91% during the 12-month period, while the mid-cap-oriented Russell 2500TM Index2 gained 30.93%. By comparison, the large-cap-focused Russell 1000® Index3 posted a 30.06% return for the reporting period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the 12-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Enterprise Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

Accommodative policies and positive macroeconomic developments bolstered the equity markets.

Encouraged by signs of progress across the macroeconomic landscape, namely in Europe, and accommodative central bank actions, market sentiment generally improved throughout the period, particularly over the past three months as evidenced by the strong equity performance during the third quarter of 2012. While expansionary monetary policy has provided support to the U.S. equity markets, it has not necessarily translated into stronger fundamentals or significantly higher growth rates for most U.S. companies. As a result, earnings growth decelerated during the period and fewer U.S. companies reported better-than-expected revenue in recent quarters. Consequently, company fundamentals have come under greater scrutiny with investors significantly rewarding those companies that beat estimates while avoiding companies that show signs of deteriorating fundamentals.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment, tepid global economic growth, and an uncertain fiscal landscape continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Enterprise Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Enterprise Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Enterprise Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SENAX)	2-24-00	22.03	(0.67)	8.45	29.46	0.51	9.09	1.33	1.18
Class B (WENBX)*	8-26-11	23.51	(0.55)	8.97	28.51	(0.15)	8.97	2.08	1.93
Class C (WENCX)	3-31-08	27.51	(0.22)	8.36	28.51	(0.22)	8.36	2.08	1.93
Administrator Class (SEPKX)	8-30-02	–	–	–	29.54	0.70	9.36	1.17	1.15
Institutional Class (WFEIX)	6-30-03	–	–	–	29.89	0.96	9.56	0.90	0.85
Investor Class (SENTX)	9-30-98	–	–	–	29.36	0.43	8.91	1.40	1.25
Russell Midcap® Growth Index[4]	–	–	–	–	26.69	2.54	11.11	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A portfolio’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Enterprise Fund	7

Growth of $10,000 investment[5] as of September 30, 2012

1.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired Fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Enterprise Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed the benchmark, the Russell Midcap® Growth Index, as effective stock selection in industrials, consumer staples, and energy was offset slightly by selection in the health care sector.

■

Risk on/risk off has been the dominant theme during the past few years, but corporate profits remained steady and powered many equity markets to new highs, with the Russell Midcap Growth Index reaching its highest levels of the past five years.

■

While the macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental, surround-the-company research process and to maintaining an appropriate balance between risk and return.

Corporate profits provided necessary stability to propel markets higher.

Alternating investor focus between global and domestic challenges and positive corporate and economic data has created a dramatic risk-on/risk-off environment for equity markets over the past few years. Equities were lifted to new highs during the reporting period after investors picked up the pieces of their shattered confidence that was brought on by bickering over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe. Strong corporate profits provided the necessary stability to balance out the pounding waves caused by these macro events. During May and June 2012, however, news out of Europe, fears of a hard landing in China, and deceleration in U.S. economic data from its initial robust pace combined to cause the markets to list temporarily. Righting themselves, equities ended the period by sailing on with the hope of smoother water.

Ten largest equity holdings[6] (%) as of September 30, 2012
Dollar General Corporation	2.53
Kansas City Southern	2.51
TransDigm Group Incorporated	2.44
Limited Brands Incorporated	2.38
Alexion Pharmaceuticals Incorporated	2.38
SBA Communications Corporation Class A	2.29
Whole Foods Market Incorporated	2.26
Discovery Communications Incorporated	1.97
Nordstrom Incorporated	1.85
Citrix Systems Incorporated	1.78

Effective stock selection enabled the Fund to outperform its benchmark.

Effective stock selection in the industrials, consumer staples, and energy sectors contributed significantly to the Fund’s outperformance during the period. In industrials, top-10 holding Kansas City Southern generated consistently impressive revenue and earnings growth with efficient operations, share gains from truck transport, and unique positioning to transport goods from U.S. trading partners in Mexico. Another top-10 holding, TransDigm Group Incorporated—an aerospace component supplier with tremendous visibility into future revenue—generated strong growth as only a small dent was made in the multi-year backlog for new planes. In the energy sector, many stocks delivered positive returns as energy prices rose to levels higher than a year ago. Although consumer staples holdings were a small portion of the portfolio, one stock in particular, top-10 holding Whole Foods Market Incorporated, grew faster than the market as the leader in organic, all-natural grocery stores.

Stock selection in the health care sector was the primary performance headwind. Volatility around both the Supreme Court decision regarding the Affordable Care Act and the upcoming U.S. elections created some soft patches in an otherwise solid return environment. While biotechnology stocks did well, pharmaceuticals and health care technology stocks lagged. At the stock level, company-specific issues at Humana Incorporated and Cerner Corporation created minor headwinds during the 12-month period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Enterprise Fund	9

Sector distribution[7] as of September 30, 2012

Stock selection remains the key to portfolio performance in an environment of scarce growth.

We believe that episodes of macro-driven markets are here to stay. There are simply too many structural uncertainties in the world. So far during this recovery, corporate earnings have been extremely resilient to the multitude of macro shocks. Many companies, particularly those here in the U.S., have prudently managed balance sheets and capitalized on healthy global growth, especially in emerging markets. However, with Europe facing recession and China facing questions about its growth trajectory, we would not be surprised to see more companies temper future expectations.

The cornerstone of our view is that in a world struggling to grow, companies that innovate to create true secular, organic growth are scarce and thus more valuable. We have reduced our exposures to deep cyclicals and are leaning more heavily on core holdings with visible growth outlooks. We are being cautious with macro-sensitive exposures in an attempt to isolate our stock selection within secular growers. While sticking to our growth discipline, our process has sought to uncover the highest-quality growth companies for our team to further explore. Many of our commitments are modestly biased toward North America and have high free cash flow that allow for financial flexibility. The result is a portfolio with high growth rate potential yet one that is constructed to be biased toward higher-quality and higher-visibility core holdings.

We will invest in growth and consistently execute our process.

Regardless of the market environment, we will continue to stay true to our growth investment style. We seek companies with superior earnings growth and attractive valuations and weight individual positions based on our research conviction. We are executing the process exactly as it was designed and have uncovered many new promising ideas. Despite the cautionary outlook we must take, we are extremely upbeat as we seek to build on the strong recent results.

Please see footnotes on page 7.

10	Wells Fargo Advantage Enterprise Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period[1]	Net annual expense ratio

Class A
Actual	$1,000.00	$973.63	$5.82	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.96	1.18%
Class B
Actual	$1,000.00	$970.18	$9.51	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.35	$9.72	1.93%
Class C
Actual	$1,000.00	$970.18	$9.51	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.35	$9.72	1.93%
Administrator Class
Actual	$1,000.00	$973.88	$5.53	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.65	1.12%
Institutional Class
Actual	$1,000.00	$975.29	$4.20	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%
Investor Class
Actual	$1,000.00	$973.31	$6.17	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Enterprise Fund	11

Security name	Shares	Value

Common Stocks: 98.45%

Consumer Discretionary: 25.85%

Auto Components: 1.13%
Delphi Automotive plc †	232,700	$7,213,700

Automobiles: 1.10%
Tesla Motors Incorporated «†	241,139	7,060,550

Hotels, Restaurants & Leisure: 1.51%
Panera Bread Company Class A †	56,500	9,655,285

Internet & Catalog Retail: 1.23%
Expedia Incorporated «	95,500	5,523,720
TripAdvisor Incorporated «†	70,958	2,336,647

		7,860,367

Media: 3.35%
CBS Corporation Class B	192,095	6,978,811
Discovery Communications Incorporated †	224,757	12,595,382
Liberty Media Corporation †	17,353	1,807,662

		21,381,855

Multiline Retail: 4.37%
Dollar General Corporation †	313,447	16,155,058
Nordstrom Incorporated	213,700	11,791,966

		27,947,024

Specialty Retail: 10.88%
AutoZone Incorporated †	15,300	5,655,951
DSW Incorporated Class A	131,447	8,770,144
GNC Holdings Incorporated Class A	263,692	10,276,077
Limited Brands Incorporated	309,300	15,236,118
Ross Stores Incorporated	136,600	8,824,360
Tractor Supply Company	101,744	10,061,464
Ulta Salon Cosmetics & Fragrance Incorporated	59,848	5,763,662
Williams-Sonoma Incorporated	112,000	4,924,640

		69,512,416

Textiles, Apparel & Luxury Goods: 2.28%
lululemon athletica Incorporated «†	98,600	7,290,484
Under Armour Incorporated «†	130,500	7,285,815

		14,576,299

Consumer Staples: 4.94%

Beverages: 1.42%
Monster Beverage Corporation †	167,400	9,066,384

Food & Staples Retailing: 2.26%
Whole Foods Market Incorporated	148,000	14,415,200

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Enterprise Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Food Products: 1.26%
The Hershey Company	114,000	$8,081,460

Energy: 4.70%

Energy Equipment & Services: 1.16%
Oil States International Incorporated †	93,420	7,423,153

Oil, Gas & Consumable Fuels: 3.54%
Cabot Oil & Gas Corporation	122,400	5,495,760
Concho Resources Incorporated †	72,100	6,831,475
Pioneer Natural Resources Company	98,615	10,295,406

		22,622,641

Financials: 5.06%

Capital Markets: 2.14%
Affiliated Managers Group Incorporated †	53,400	6,568,200
Ameriprise Financial Incorporated	124,605	7,063,857

		13,632,057

Consumer Finance: 1.41%
Discover Financial Services	227,100	9,022,683

Real Estate Management & Development: 1.51%
CBRE Group Incorporated †	524,000	9,646,840

Health Care: 14.25%

Biotechnology: 5.74%
Alexion Pharmaceuticals Incorporated †	133,110	15,227,784
BioMarin Pharmaceutical Incorporated †«	196,424	7,909,994
Cubist Pharmaceuticals Incorporated †	181,800	8,668,224
Vertex Pharmaceuticals Incorporated †	87,600	4,901,220

		36,707,222

Health Care Equipment & Supplies: 3.98%
Align Technology Incorporated «†	139,700	5,164,709
Intuitive Surgical Incorporated «†	12,400	6,145,812
Sirona Dental Systems Incorporated †	118,300	6,738,368
Thoratec Corporation †	212,700	7,359,420

		25,408,309

Health Care Providers & Services: 2.05%
Catamaran Corporation †	51,400	5,035,658
Team Health Holdings Incorporated †	298,000	8,084,740

		13,120,398

Health Care Technology: 1.77%
Cerner Corporation †	145,900	11,294,119

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Enterprise Fund	13

Security name	Shares	Value

Pharmaceuticals: 0.71%
Shire plc ADR	51,301	$4,550,399

Industrials: 16.43%

Aerospace & Defense: 3.92%
TransDigm Group Incorporated †	109,852	15,584,703
Triumph Group Incorporated «	151,000	9,442,030

		25,026,733

Airlines: 1.54%
Copa Holdings SA Class A	121,200	9,849,924

Electrical Equipment: 0.85%
Regal-Beloit Corporation	77,100	5,434,008

Machinery: 2.99%
Chart Industries Incorporated «†	107,800	7,961,030
Colfax Corporation «†	157,481	5,774,828
Cummins Incorporated	58,621	5,405,442

		19,141,300

Professional Services: 1.18%
Verisk Analytics Incorporated Class A †	158,200	7,531,902

Road & Rail: 3.61%
Hertz Global Holdings Incorporated «†	511,700	7,025,641
Kansas City Southern	211,675	16,040,732

		23,066,373

Trading Companies & Distributors: 2.34%
W.W. Grainger Incorporated «	43,022	8,964,494
WESCO International Incorporated «†	104,700	5,988,840

		14,953,334

Information Technology: 20.53%

Communications Equipment: 0.72%
F5 Networks Incorporated «†	44,052	4,612,244

Electronic Equipment, Instruments & Components: 0.88%
FEI Company «	104,700	5,601,450

Internet Software & Services: 4.18%
Costar Group Incorporated †	53,000	4,321,620
LinkedIn Corporation Class A †	63,700	7,669,480
Mercadolibre Incorporated	77,065	6,361,716
Rackspace Hosting Incorporated †	126,300	8,347,167

		26,699,983

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Enterprise Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

IT Services: 4.21%
Alliance Data Systems Corporation †«	74,000	$10,504,300
Gartner Incorporated †	154,728	7,131,414
Teradata Corporation †	123,300	9,298,053

		26,933,767

Semiconductors & Semiconductor Equipment: 2.61%
Altera Corporation	198,300	6,739,226
Mellanox Technologies Limited «†	46,900	4,761,757
Skyworks Solutions Incorporated †	218,800	5,156,022

		16,657,005

Software: 7.93%
Citrix Systems Incorporated †	148,970	11,406,633
CommVault Systems Incorporated «†	172,500	10,125,750
Fortinet Incorporated †	358,600	8,656,604
Red Hat Incorporated †	117,200	6,673,368
Salesforce.com Incorporated «†	32,800	5,008,232
TIBCO Software Incorporated «†	291,618	8,815,612

		50,686,199

Materials: 3.38%

Chemicals: 3.38%
Airgas Incorporated	136,105	11,201,442
Sherwin-Williams Company «	69,900	10,408,809

		21,610,251

Telecommunication Services: 3.31%

Wireless Telecommunication Services: 3.31%
Crown Castle International Corporation †	100,900	6,467,690
SBA Communications Corporation Class A «†	232,985	14,654,757

		21,122,447

Total Common Stocks (Cost $552,977,501)		629,125,281

	Principal

Other: 0.10%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)	$2,296,501	665,986

Total Other (Cost $251,609)		665,986

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Enterprise Fund	15

	Yield	Shares	Value
Short-Term Investments: 19.57%

Investment Companies: 19.57%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	9,689,108	$9,689,108
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.20	115,366,266	115,366,266

Total Short-Term Investments (Cost $125,055,374)			125,055,374

Total investments in securities
(Cost $678,284,484)*	118.12%	754,846,641
Other assets and liabilities, net	(18.12)	(115,800,293)

Total net assets	100.00%	$639,046,348

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $680,022,728 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$84,876,932
Gross unrealized depreciation	(10,053,019)

Net unrealized appreciation	$74,823,913

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Enterprise Fund	Statement of assets and liabilities—September 30, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$629,791,267
In affiliated securities, at value (see cost below)	125,055,374

Total investments, at value (see cost below)	754,846,641
Receivable for investments sold	7,881,130
Receivable for Fund shares sold	294,186
Receivable for dividends	138,367
Receivable for securities lending income	104,253
Prepaid expenses and other assets	108,748

Total assets	763,373,325

Liabilities
Payable for investments purchased	7,407,612
Payable for Fund shares redeemed	681,698
Payable upon receipt of securities loaned	115,617,875
Advisory fee payable	314,982
Distribution fees payable	6,727
Due to other related parties	105,711
Accrued expenses and other liabilities	192,372

Total liabilities	124,326,977

Total net assets	$639,046,348

NET ASSETS CONSIST OF
Paid-in capital	$610,682,915
Undistributed net investment loss	(2,387,926)
Accumulated net realized losses on investments	(45,810,798)
Net unrealized gains on investments	76,562,157

Total net assets	$639,046,348

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$359,067,822
Shares outstanding – Class A	9,533,025
Net asset value per share – Class A	$37.67
Maximum offering price per share – Class A2	$39.97
Net assets – Class B	$3,235,141
Shares outstanding – Class B	89,589
Net asset value per share – Class B	$36.11
Net assets – Class C	$7,507,965
Shares outstanding – Class C	207,925
Net asset value per share – Class C	$36.11
Net assets – Administrator Class	$6,756,963
Shares outstanding – Administrator Class	174,275
Net asset value per share – Administrator Class	$38.77
Net assets – Institutional Class	$93,367,033
Shares outstanding – Institutional Class	2,366,092
Net asset value per share – Institutional Class	$39.46
Net assets – Investor Class	$169,111,424
Shares outstanding – Investor Class	4,547,007
Net asset value per share – Investor Class	$37.19

Investments in unaffiliated securities, at cost	$553,229,110

Investments in affiliated securities, at cost	$125,055,374

Total investments, at cost	$678,284,484

Securities on loan, at value	$113,105,981

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—September 30, 2012	Wells Fargo Advantage Enterprise Fund	17

Investment income
Dividends *	$4,177,600
Securities lending income, net	394,264
Income from affiliated securities	7,409

Total investment income	4,579,273

Expenses
Advisory fee	4,609,359
Administration fees
Fund level	332,225
Class A	918,891
Class B	11,008
Class C	18,996
Administrator Class	17,238
Institutional Class	92,463
Investor Class	543,056
Shareholder servicing fees
Class A	883,549
Class B	10,357
Class C	18,265
Administrator Class	41,089
Investor Class	416,448
Distribution fees
Class B	31,753
Class C	54,795
Custody and accounting fees	78,598
Professional fees	41,616
Registration fees	62,272
Shareholder report expenses	53,645
Trustees’ fees and expenses	15,393
Other fees and expenses	16,996

Total expenses	8,268,012
Less: Fee waivers and/or expense reimbursements	(615,903)

Net expenses	7,652,109

Net investment loss	(3,072,836)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	3,813,615
Net change in unrealized gains (losses) on investments	172,245,072

Net realized and unrealized gains (losses) on investments	176,058,687

Net increase in net assets resulting from operations	$172,985,851

* Net of foreign dividend withholding taxes of	$9,645

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Enterprise Fund	Statement of changes in net assets

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment loss		$(3,072,836)		$(2,039,089)
Net realized gains on investments		3,813,615		62,555,728
Net change in unrealized gains (losses) on investments		172,245,072		(77,494,357)

Net increase (decrease) in net assets resulting from operations		172,985,851		(16,977,718)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	103,108	3,682,224	15,541	534,697
Class B	1,395	51,826	181 [1]	5,270 [1]
Class C	21,025	727,096	12,782	444,034
Administrator Class	125,141	4,698,109	121,351	4,324,090
Institutional Class	415,653	15,951,961	391,905	14,582,728
Investor Class	213,550	7,579,509	724,545	24,904,707

		32,690,725		44,795,526

Payment for shares redeemed
Class A	(1,146,949)	(40,763,416)	(136,638)	(4,253,646)
Class B	(78,902)	(2,720,700)	(8,088)[1]	(241,508)[1]
Class C	(41,851)	(1,405,682)	(10,239)	(333,954)
Administrator Class	(712,955)	(26,037,670)	(217,786)	(7,725,772)
Institutional Class	(2,052,417)	(79,070,745)	(1,132,371)	(40,632,468)
Investor Class	(706,196)	(24,801,639)	(1,168,954)	(40,505,514)

		(174,799,852)		(93,692,862)

Net asset value of shares issued in acquisition
Class A	0	0	10,668,880	321,938,695
Class B	0	0	175,003 [1]	5,104,055 [1]
Class C	0	0	220,298	6,425,031
Administrator Class	0	0	318,417	9,884,076
Institutional Class	0	0	1,339,792	42,203,714
Investor Class	0	0	979,896	29,217,885

		0		414,773,456

Net increase (decrease) in net assets resulting from capital share transactions		(142,109,127)		365,876,120

Total increase in net assets		30,876,724		348,898,402

Net assets
Beginning of period		608,169,624		259,271,222

End of period		$639,046,348		$608,169,624

Undistributed net investment loss		$(2,387,926)		$(35,116)

1.	Class commenced operations on August 26, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS A	2012	2011	2010[1]	2009	2008[2]	2007[2]
Net asset value, beginning of period	$29.10	$30.21	$24.24	$21.77	$37.95	$29.31
Net investment loss	(0.18)	(0.17)[3]	(0.22)[3]	(0.14)[3]	(0.25)[3]	(0.26)[3]
Net realized and unrealized gains (losses) on investments	8.75	(0.94)	6.19	2.61	(15.93)	8.90

Total from investment operations	8.57	(1.11)	5.97	2.47	(16.18)	8.64
Net asset value, end of period	$37.67	$29.10	$30.21	$24.24	$21.77	$37.95
Total return[4]	29.46%	(3.71)%	24.63%	11.35%	(42.63)%	29.48%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.34%	1.38%	1.44%	1.45%	1.42%
Net expenses	1.18%	1.18%	1.34%	1.36%	1.40%	1.40%
Net investment loss	(0.49)%	(0.51)%	(0.85)%	(0.64)%	(0.79)%	(0.79)%
Supplemental data
Portfolio turnover rate	102%	104%	108%	203%	179%	117%
Net assets, end of period (000s omitted)	$359,068	$307,735	$878	$824	$851	$1,769

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2012	2011[1]
Net asset value, beginning of period	$28.10	$29.17
Net investment loss	(0.42)[2]	(0.04)[2]
Net realized and unrealized gains (losses) on investments	8.43	(1.03)

Total from investment operations	8.01	(1.07)
Net asset value, end of period	$36.11	$28.10
Total return[3]	28.51%	(3.67)%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.09%
Net expenses	1.93%	1.93%
Net investment loss	(1.25)%	(1.26)%
Supplemental data
Portfolio turnover rate	102%	104%
Net assets, end of period (000s omitted)	$3,235	$4,695

1.	For the period from August 26, 2011 (commencement of class operations) to September 30, 2011.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS C	2012	2011	2010[1]	2009	2008[2]
Net asset value, beginning of period	$28.10	$29.39	$23.75	$21.49	$30.67
Net investment loss	(0.42)[3]	(0.44)[3]	(0.39)[3]	(0.31)[3]	(0.27)[3]
Net realized and unrealized gains (losses) on investments	8.43	(0.85)	6.03	2.57	(8.91)

Total from investment operations	8.01	(1.29)	5.64	2.26	(9.18)
Net asset value, end of period	$36.11	$28.10	$29.39	$23.75	$21.49
Total return[4]	28.51%	(4.39)%	23.80%	10.52%	(29.96)%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.09%	2.13%	2.19%	2.18%
Net expenses	1.93%	1.97%	2.09%	2.11%	2.15%
Net investment loss	(1.24)%	(1.35)%	(1.60)%	(1.43)%	(1.58)%
Supplemental data
Portfolio turnover rate	102%	104%	108%	203%	179%
Net assets, end of period (000s omitted)	$7,508	$6,428	$174	$268	$21

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period March 31, 2008 (commencement of class operations) to October 31, 2008.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$29.93	$31.03	$24.86	$22.27	$38.71	$29.83
Net investment loss	(0.16)[2]	(0.24)	(0.17)[2]	(0.09)[2]	(0.18)[2]	(0.18)[2]
Net realized and unrealized gains (losses) on investments	9.00	(0.86)	6.34	2.68	(16.26)	9.06

Total from investment operations	8.84	(1.10)	6.17	2.59	(16.44)	8.88
Net asset value, end of period	$38.77	$29.93	$31.03	$24.86	$22.27	$38.71
Total return[3]	29.54%	(3.54)%	24.87%	11.59%	(42.47)%	29.77%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.17%	1.21%	1.26%	1.26%	1.24%
Net expenses	1.12%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.46)%	(0.62)%	(0.66)%	(0.44)%	(0.55)%	(0.54)%
Supplemental data
Portfolio turnover rate	102%	104%	108%	203%	179%	117%
Net assets, end of period (000s omitted)	$6,757	$22,811	$16,760	$16,000	$14,677	$3,358

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	23

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$30.38	$31.42	$25.11	$22.44	$38.90	$29.90
Net investment loss	(0.06)[2]	(0.13)[2]	(0.11)[2]	(0.04)[2]	(0.10)[2]	(0.10)[2]
Net realized and unrealized gains (losses) on investments	9.14	(0.91)	6.42	2.71	(16.36)	9.10

Total from investment operations	9.08	(1.04)	6.31	2.67	(16.46)	9.00
Net asset value, end of period	$39.46	$30.38	$31.42	$25.11	$22.44	$38.90
Total return[3]	29.89%	(3.31)%	25.13%	11.90%	(42.31)%	30.10%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.90%	0.94%	0.99%	0.98%	0.97%
Net expenses	0.85%	0.89%	0.90%	0.90%	0.90%	0.90%
Net investment loss	(0.17)%	(0.37)%	(0.41)%	(0.18)%	(0.29)%	(0.30)%
Supplemental data
Portfolio turnover rate	102%	104%	108%	203%	179%	117%
Net assets, end of period (000s omitted)	$93,367	$121,618	$106,931	$113,467	$104,121	$126,347

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INVESTOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$28.75	$29.87	$23.99	$21.56	$37.62	$29.11
Net investment loss	(0.19)[2]	(0.29)[2]	(0.24)[2]	(0.16)[2]	(0.29)[2]	(0.32)[2]
Net realized and unrealized gains (losses) on investments	8.63	(0.83)	6.12	2.59	(15.77)	8.83

Total from investment operations	8.44	(1.12)	5.88	2.43	(16.06)	8.51
Net asset value, end of period	$37.19	$28.75	$29.87	$23.99	$21.56	$37.62
Total return[3]	29.36%	(3.75)%	24.56%	11.22%	(42.69)%	29.23%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.40%	1.48%	1.54%	1.57%	1.59%
Net expenses	1.25%	1.36%	1.43%	1.46%	1.53%	1.57%
Net investment loss	(0.56)%	(0.84)%	(0.94)%	(0.74)%	(0.91)%	(0.96)%
Supplemental data
Portfolio turnover rate	102%	104%	108%	203%	179%	117%
Net assets, end of period (000s omitted)	$169,111	$144,883	$134,528	$117,725	$112,689	$209,651

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26	Wells Fargo Advantage Enterprise Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss	Accumulated net realized losses on investments
$(482,404)	$720,026	$(237,622)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	27

At September 30, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration			Post-enactment capital losses
2016	2017	2019	Short-term	Long-term
$21,080,033	$1,126,599	$2,550,894	$14,008,941	$5,306,087

As of September 30, 2012, the Fund had a qualified late-year ordinary loss of $2,354,319 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$629,125,281	$0	$0	$629,125,281

Other	0	0	665,986	665,986

Short-term investments
Investment companies	9,689,108	115,366,266	0	125,055,374
	$638,814,389	$115,366,266	$665,986	$754,846,641

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

28	Wells Fargo Advantage Enterprise Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.15% for Administrator Class, 0.85% for Institutional Class, and 1.25% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $3,374 from the sale of Class A shares and $238, $4,258 and $484 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $668,358,946 and $820,348,052, respectively.

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	29

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Mid Cap Growth Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shares of Wells Fargo Advantage Mid Cap Growth Fund received Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Mid Cap Growth Fund for 13,702,286 shares of the Fund valued at $414,773,456 at an exchange ratio of 0.16, 0.15, 0.15, 0.16, 0.16 and 0.16 for Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively. The investment portfolio of Wells Fargo Advantage Mid Cap Growth Fund with a fair value of $412,740,595, identified cost of $473,427,369 and unrealized losses of $60,686,774 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Mid Cap Growth Fund and the Fund immediately prior to the acquisition were $414,773,456 and $224,429,514, respectively. The aggregate net assets of the Fund immediately after the acquisition were $639,202,970. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Mid Cap Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed October 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended September 30, 2011 would have been:

Net investment loss	$(4,691,686)
Net realized and unrealized gains on investments	$38,867,844
Net increase in net assets resulting from operations	$34,176,158

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $1,151 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended September 30, 2012 and September 30, 2011, the Fund did not have any distributions paid to shareholders.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred *	Capital loss carryforward
$74,823,913	$(2,354,319)	$(44,072,554)
*	This amount will be recognized on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an

30	Wells Fargo Advantage Enterprise Fund	Notes to financial statements

enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Wells Fargo Advantage Enterprise Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Enterprise Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, the period from November 1, 2009 through September 30, 2010, and for each of the years or periods in the three-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Enterprise Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

32	Wells Fargo Advantage Enterprise Fund	Other information (unaudited)

TAX INFORMATION

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Enterprise Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Enterprise Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Enterprise Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212321 11-12 A231/AR231 09-12

Wells Fargo Advantage Opportunity FundSM

Annual Report

September 30, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Opportunity Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Specifically, the small-cap-focused Russell 2000® Index1 returned 31.91% during the 12-month period, while the mid-cap-oriented Russell 2500TM Index2 gained 30.93%. By comparison, the large-cap-focused Russell 1000® Index3 posted a 30.06% return for the reporting period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the 12-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Opportunity Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

Accommodative policies and positive macroeconomic developments bolstered the equity markets.

Encouraged by signs of progress across the macroeconomic landscape, namely in Europe, and accommodative central bank actions, market sentiment generally improved throughout the period, particularly over the past three months as evidenced by the strong equity performance during the third quarter of 2012. While expansionary monetary policy has provided support to the U.S. equity markets, it has not necessarily translated into stronger fundamentals or significantly higher growth rates for most U.S. companies. As a result, earnings growth decelerated during the period and fewer U.S. companies reported better-than-expected revenue in recent quarters. Consequently, company fundamentals have come under greater scrutiny with investors significantly rewarding those companies that beat estimates while avoiding companies that show signs of deteriorating fundamentals.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment, tepid global economic growth, and an uncertain fiscal landscape continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Opportunity Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Opportunity Fund	5

Notice to shareholders

The Board of Trustees of the Fund has unanimously approved the following modifications to the Fund’s principal investment strategy, each effective January 1, 2013:

■

The Fund will have the ability to invest principally in the equity securities of companies of any market capitalization. Previously, the Fund was required to invest principally in the equity securities of medium-capitalization companies.

■	The Fund will change its performance benchmark from the Russell MidCap Index to the Russell 3000 Index in order to better align with this strategy change.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Thomas D. Wooden, CFA

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SOPVX)	2-24-00	14.54	(0.23)	8.60	21.54	0.96	9.25	1.26	1.26
Class B (SOPBX)*	8-26-11	15.62	(0.11)	8.88	20.62	0.28	8.88	2.01	2.01
Class C (WFOPX)	3-31-08	19.62	0.21	8.51	20.62	0.21	8.51	2.01	2.01
Administrator Class (WOFDX)	8-30-02	–	–	–	21.83	1.20	9.54	1.10	1.01
Institutional Class (WOFNX)	7-30-10	–	–	–	22.11	1.30	9.60	0.83	0.76
Investor Class (SOPFX)	12-31-85	–	–	–	21.46	0.90	9.24	1.33	1.33
Russell Midcap® Index[4]	–	–	–	–	28.03	2.24	11.18	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Opportunity Fund	7

Growth of $10,000 investment[5] as of September 30, 2012

1.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Administrator Class, 0.75% for Institutional Class, and 1.32% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the benchmark, the Russell Midcap® Index, for the 12-month period that ended September 30, 2012.

■

Stock selection in sectors such as consumer discretionary and health care hindered relative results. Contributions from industrials holdings and favorable underweights to utilities and consumer staples were not enough to offset other relative performance headwinds.

■

Markets were buoyed by global central bank actions, which included European Central Bank President Mario Draghi announcing purchases of the eurozone’s most troubled sovereign debt. With Europe’s problems at least temporarily receding as a dominant market risk, Federal Reserve Chairman Ben Bernanke launched a third round of quantitative easing targeting the U.S. mortgage market. Economic data showed continued slow growth, with some strength in housing and consumer spending. In this environment, we continued to look for well-positioned businesses with strong management teams and favorable trends that trade at attractive discounts to our estimated private market prices (PMPs).

Ten largest equity holdings[6] (%) as of September 30, 2012
ACE Limited	1.96
Praxair Incorporated	1.76
Riverbed Technology Incorporated	1.65
Cognizant Technology Solutions Corporation Class A	1.64
Health Management Associates Incorporated Class A	1.62
Kroger Company	1.51
Covance Incorporated	1.50
Invesco Limited	1.48
Thermo Fisher Scientific Incorporated	1.48
Nordstrom Incorporated	1.46

Stock selection and sector weights both drove the Fund’s results during the period.

Stock selection in the consumer discretionary sector detracted from relative performance during the reporting period. Despite strong appreciation on an absolute basis from Nordstrom Incorporated, which rose by more than 23%, Kohl’s Corporation and Target Corporation rose by only 7% and 2%, respectively. Unfortunately, retailers were a drag on relative results in the consumer discretionary sector as consumer spending continued to be selective and price sensitive. However, with fears of continued high unemployment subsiding and initial signs that the housing market was improving, some consumer-oriented stocks rebounded modestly. One example is Whirlpool Corporation, which gained 71% as new economic data revealed that a nascent housing recovery was under way. Media companies provided another bright spot in the Fund’s consumer discretionary holdings, with gains from Liberty Global Incorporated (up 68%) and Comcast Corporation (up 72%) as both benefited from the market’s recognition of good cash flow in their businesses. These gains partially offset the unfavorable results from retailers.

The Fund’s health care stocks lagged in the renewed risk-on stock market environment prompted by monetary stimulus from developed market central banks. Investors gravitated toward health care firms with products and business models less exposed to the overarching uncertainty surrounding federal health care reform. For example, Covidien plc, which specializes in selling surgical consumable products globally, rose 37% because its business fundamentals are buttressed by demographic trends supporting long-term growth in surgery volume. We believe that the demographic trend of an aging U.S. population will continue to bode well for Covidien, which is a leader in its space. The health care sector most likely faces a future of downward pressure on government reimbursement, but we continue to find investment opportunities throughout the sector, more recently in the life sciences industry.

Industrials holdings aided the Fund’s absolute and relative results, as stocks that are sensitive to a pickup in economic activity rebounded nicely. Some examples include car and equipment rental company Hertz Global Holdings Incorporated (up 54%), transportation logistics company J.B. Hunt Transport Services Incorporated (up 46%), and electrical and mechanical motion control manufacturer Regal-Beloit Corporation (up 49%). The entire industrials component of the portfolio rose by 35%.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Opportunity Fund	9

The Fund ended the period with an overweight to the information technology, consumer discretionary, and energy sectors, an underweight to the financials sector, and a lack of exposure to the utilities sector.

Sector distribution[7] as of September 30, 2012

Our methodology includes buying stocks that trade at a discount to their estimated PMPs and selling stocks that approach their PMPs.

Our discipline allows us to be keenly aware of both price and business value on a company-by-company basis. We maintain a proprietary database of company acquisitions across industries, sectors, and time frames, which gives us a steady foundation for assessing the private worth of companies versus the public stock prices for those same companies. Our task is to exploit those discrepancies for the benefit of the Fund’s shareholders. Such a careful, long-term approach is the hallmark of our investment process.

Please see footnotes on page 7.

10	Wells Fargo Advantage Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period[1]	Net annual expense ratio

Class A
Actual	$1,000.00	$971.11	$6.16	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Class B
Actual	$1,000.00	$967.33	$9.84	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Class C
Actual	$1,000.00	$967.33	$9.84	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Administrator Class
Actual	$1,000.00	$972.31	$4.93	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
Institutional Class
Actual	$1,000.00	$973.37	$3.70	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%
Investor Class
Actual	$1,000.00	$970.72	$6.50	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.66	1.32%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Opportunity Fund	11

Security name	Shares	Value

Common Stocks: 92.99%

Consumer Discretionary: 18.26%

Diversified Consumer Services: 1.46%
K12 Incorporated «†	1,347,059	$27,210,592

Hotels, Restaurants & Leisure: 1.44%
Carnival Corporation «	738,647	26,916,297

Household Durables: 1.88%
Harman International Industries Incorporated «	212,597	9,813,478
Whirlpool Corporation «	305,413	25,321,792

		35,135,270

Media: 5.59%
Cablevision Systems Corporation New York Group Class A	1,222,563	19,377,624
Comcast Corporation Class A	430,488	14,980,982
Discovery Communications Incorporated †	396,128	22,199,013
Liberty Global Incorporated Class A †	391,790	23,801,243
Omnicom Group Incorporated «	465,274	23,989,527

		104,348,389

Multiline Retail: 5.04%
Family Dollar Stores Incorporated	313,695	20,797,979
Kohl’s Corporation	519,431	26,605,256
Macy’s Incorporated	517,480	19,467,598
Nordstrom Incorporated	494,166	27,268,080

		94,138,913

Specialty Retail: 2.85%
CarMax Incorporated †	887,076	25,104,251
Dick’s Sporting Goods Incorporated	156,402	8,109,444
Express Incorporated †	1,340,654	19,868,492

		53,082,187

Consumer Staples: 3.81%

Food & Staples Retailing: 1.51%
Kroger Company «	1,196,809	28,172,884

Food Products: 1.38%
General Mills Incorporated «	643,602	25,647,540

Household Products: 0.92%
Church & Dwight Company Incorporated «	319,112	17,228,857

Energy: 9.72%

Energy Equipment & Services: 4.79%
McDermott International Incorporated «†	1,913,034	23,377,275
National Oilwell Varco Incorporated	324,331	25,982,156
Superior Energy Services Incorporated †	1,017,265	20,874,278
Weatherford International Limited †	1,512,808	19,182,405

		89,416,114

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Opportunity Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 4.93%
Cabot Oil & Gas Corporation	495,334	$22,240,497
Denbury Resources Incorporated †	1,476,841	23,865,751
Newfield Exploration Company †	755,689	23,668,179
Peabody Energy Corporation	996,926	22,221,481

		91,995,908

Financials: 14.69%

Capital Markets: 2.76%
Invesco Limited	1,102,879	27,560,946
TD Ameritrade Holding Corporation «	1,553,066	23,870,624

		51,431,570

Commercial Banks: 3.32%
Branch Banking & Trust Corporation	571,725	18,958,401
Fifth Third Bancorp	1,526,761	23,680,063
PNC Financial Services Group Incorporated	307,631	19,411,516

		62,049,980

Diversified Financial Services: 1.29%
InterContinental Exchange Incorporated †	180,065	24,022,472

Insurance: 4.93%
ACE Limited	483,174	36,527,954
Reinsurance Group of America Incorporated	378,176	21,885,045
RenaissanceRe Holdings Limited	317,758	24,480,076
Willis Group Holdings plc «	246,467	9,099,562

		91,992,637

REITs: 2.39%
American Tower Corporation	308,509	22,024,458
BioMed Realty Trust Incorporated	1,209,251	22,637,179

		44,661,637

Health Care: 10.92%

Health Care Equipment & Supplies: 3.91%
C.R. Bard Incorporated	219,943	23,017,035
Covidien plc	404,027	24,007,284
Zimmer Holdings Incorporated «	382,724	25,879,797

		72,904,116

Health Care Providers & Services: 2.82%
Health Management Associates Incorporated Class A †	3,604,338	30,240,396
Humana Incorporated	319,560	22,417,134

		52,657,530

Life Sciences Tools & Services: 4.19%
Covance Incorporated †	600,827	28,052,613
Thermo Fisher Scientific Incorporated	468,220	27,545,383
Waters Corporation †	271,775	22,647,011

		78,245,007

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Opportunity Fund	13

Security name	Shares	Value

Industrials: 12.09%

Aerospace & Defense: 1.33%
B/E Aerospace Incorporated †	590,355	$24,853,946

Airlines: 1.22%
Delta Air Lines Incorporated †	1,263,752	11,575,968
United Continental Holdings Incorporated «†	576,824	11,248,068

		22,824,036

Commercial Services & Supplies: 1.40%
Republic Services Incorporated	948,048	26,080,800

Construction & Engineering: 0.75%
Quanta Services Incorporated †	568,953	14,053,139

Electrical Equipment: 3.74%
AMETEK Incorporated	547,522	19,409,655
Babcock & Wilcox Company †	561,544	14,302,526
Regal-Beloit Corporation	343,333	24,198,110
Rockwell Automation Incorporated	170,334	11,846,730

		69,757,021

Machinery: 1.20%
Dover Corporation	377,689	22,468,719

Road & Rail: 2.45%
Hertz Global Holdings Incorporated «†	1,905,364	26,160,648
J.B. Hunt Transport Services Incorporated «	376,014	19,567,769

		45,728,417

Information Technology: 17.85%

Communications Equipment: 1.65%
Riverbed Technology Incorporated «†	1,322,772	30,780,904

Computers & Peripherals: 1.36%
NetApp Incorporated †	774,295	25,458,820

Electronic Equipment, Instruments & Components: 2.72%
Agilent Technologies Incorporated	707,399	27,199,492
Amphenol Corporation Class A «	401,750	23,655,040

		50,854,532

IT Services: 3.92%
Alliance Data Systems Corporation «†	134,982	19,160,695
Cognizant Technology Solutions Corporation Class A †	437,909	30,618,597
Global Payments Incorporated	557,157	23,305,877

		73,085,169

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Opportunity Fund	Portfolio of investments—September 30, 2012

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 4.58%
Altera Corporation «		608,536	$20,681,096
ARM Holdings plc		2,156,799	20,026,086
Avago Technologies Limited		624,615	21,777,202
ON Semiconductor Corporation †		3,731,968	23,026,243

			85,510,627

Software: 3.62%
Autodesk Incorporated †		544,675	18,175,805
Check Point Software Technologies Limited «†		500,793	24,118,191
Red Hat Incorporated †		444,885	25,331,752

			67,625,748

Materials: 5.65%

Chemicals: 1.76%
Praxair Incorporated		315,915	32,817,250

Containers & Packaging: 3.89%
Bemis Company Incorporated		769,514	24,216,606
Crown Holdings Incorporated †		659,123	24,222,770
Owens-Illinois Incorporated †		1,296,593	24,324,078

			72,763,454

Total Common Stocks (Cost $1,427,688,666)			1,735,920,482

		Principal
Other: 0.15%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$9,861,245	2,859,761

Total Other (Cost $5,342,544)			2,859,761

	Yield
Short-Term Investments: 16.78%

Investment Companies: 16.78%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.17%	126,905,855	126,905,855
Wells Fargo Securities Lending Cash Investments (v)(u)(l)(r)	0.20	186,217,165	186,217,165

Total Short-Term Investments (Cost $313,123,020)			313,123,020

Total investments in securities (Cost $1,746,154,230)*	109.92%	2,051,903,263
Other assets and liabilities, net	(9.92)	(185,201,008)

Total net assets	100.00%	$1,866,702,255

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Opportunity Fund	15

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	All or a portion of the security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $1,766,164,901 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$368,566,011
Gross unrealized depreciation	(82,827,649)

Net unrealized appreciation	$285,738,362

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Opportunity Fund	Statement of assets and liabilities—September 30, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,738,780,243
In affiliated securities, at value (see cost below)	313,123,020

Total investments, at value (see cost below)	2,051,903,263
Foreign currency, at value (see cost below)	129
Receivable for investments sold	10,125,209
Receivable for Fund shares sold	209,210
Receivable for dividends	1,972,201
Receivable for securities lending income	25,979
Prepaid expenses and other assets	78,978

Total assets	2,064,314,969

Liabilities
Payable for investments purchased	7,109,311
Payable for Fund shares redeemed	1,555,416
Payable upon receipt of securities loaned	186,688,910
Advisory fee payable	1,005,108
Distribution fees payable	35,563
Due to other related parties	482,695
Accrued expenses and other liabilities	735,711

Total liabilities	197,612,714

Total net assets	$1,866,702,255

NET ASSETS CONSIST OF
Paid-in capital	$1,532,362,204
Undistributed net investment loss	(1,562,162)
Accumulated net realized gains on investments	30,151,911
Net unrealized gains on investments	305,750,302

Total net assets	$1,866,702,255

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$399,827,979
Shares outstanding – Class A	10,254,586
Net asset value per share – Class A	$38.99
Maximum offering price per share – Class A2	$41.37
Net assets – Class B	$11,743,290
Shares outstanding – Class B	305,081
Net asset value per share – Class B	$38.49
Net assets – Class C	$42,720,151
Shares outstanding – Class C	1,109,820
Net asset value per share – Class C	$38.49
Net assets – Administrator Class	$395,493,142
Shares outstanding – Administrator Class	9,707,823
Net asset value per share – Administrator Class	$40.74
Net assets – Institutional Class	$10,803,846
Shares outstanding – Institutional Class	263,930
Net asset value per share – Institutional Class	$40.93
Net assets – Investor Class	$1,006,113,847
Shares outstanding – Investor Class	25,286,578
Net asset value per share – Investor Class	$39.79

Investments in unaffiliated securities, at cost	$1,433,031,210

Investments in affiliated securities, at cost	$313,123,020

Total investments, at cost	$1,746,154,230

Securities on loan, at value	$181,575,362

Foreign currency, at cost	$129

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2012	Wells Fargo Advantage Opportunity Fund	17

Investment income
Dividends*	$21,851,940
Securities lending income, net	287,601
Income from affiliated securities	100,864
Interest	25,537

Total investment income	22,265,942

Expenses
Advisory fee	12,783,860
Administration fees
Fund level	954,883
Class A	1,081,375
Class B	37,206
Class C	118,598
Administrator Class	400,588
Institutional Class	9,747
Investor Class	3,328,114
Shareholder servicing fees
Class A	1,039,783
Class B	35,274
Class C	114,036
Administrator Class	999,865
Investor Class	2,552,266
Distribution fees
Class B	107,324
Class C	342,108
Custody and accounting fees	81,574
Professional fees	36,275
Registration fees	75,350
Shareholder report expenses	236,596
Trustees’ fees and expenses	12,498
Other fees and expenses	29,520

Total expenses	24,376,840
Less: Fee waivers and/or expense reimbursements	(448,633)

Net expenses	23,928,207

Net investment loss	(1,662,265)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	62,436,960
Net change in unrealized gains (losses) on investments	309,645,082

Net realized and unrealized gains (losses) on investments	372,082,042

Net increase in net assets resulting from operations	$370,419,777

* Net of foreign dividend withholding taxes of	$43,521

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Opportunity Fund	Statement of changes in net assets

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment loss		$(1,662,265)		$(1,318,061)
Net realized gains on investments		62,436,960		85,442,197
Net change in unrealized gains (losses) on investments		309,645,082		(175,968,841)

Net increase (decrease) in net assets resulting from operations		370,419,777		(91,844,705)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	304,088	11,316,200	132,465	4,924,569
Class B	1,570	57,310	43 [1]	1,522 [1]
Class C	20,699	765,049	23,548	905,341
Administrator Class	862,958	33,371,244	1,368,552	54,348,199
Institutional Class	254,676	9,875,351	178,908	6,917,374
Investor Class	604,007	22,931,799	1,754,217	67,656,154

		78,316,953		134,753,159

Payment for shares redeemed
Class A	(2,336,898)	(87,370,675)	(457,402)	(15,987,248)
Class B	(202,764)	(7,476,726)	(24,944)[1]	(832,546)[1]
Class C	(324,111)	(11,975,610)	(39,103)	(1,342,163)
Administrator Class	(1,950,218)	(76,304,448)	(1,380,151)	(52,714,107)
Institutional Class	(409,247)	(16,287,565)	(31,927)	(1,320,637)
Investor Class	(4,046,377)	(154,230,348)	(5,052,303)	(197,448,386)

		(353,645,372)		(269,645,087)

Net asset value of shares issued in acquisition
Class A	0	0	11,953,930	403,612,992
Class B	0	0	531,176 [1]	17,851,453 [1]
Class C	0	0	1,420,682	47,745,717
Administrator Class	0	0	5,444,176	191,545,214
Institutional Class	0	0	271,220	9,562,903

		0		670,318,279

Net increase (decrease) in net assets resulting from capital share transactions		(275,328,419)		535,426,351

Total increase in net assets		95,091,358		443,581,646

Net assets
Beginning of period		1,771,610,897		1,328,029,251

End of period		$1,866,702,255		$1,771,610,897

Undistributed net investment loss		$(1,562,162)		$(161,386)

1.	Class commenced operations on August 26, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS A	2012	2011	2010[1]	2009	2008[2]	2007[2]
Net asset value, beginning of period	$32.08	$34.08	$28.81	$23.24	$45.42	$47.74
Net investment income (loss)	(0.03)	0.06 [3]	(0.03)[3]	0.07 [3]	0.08 [3]	0.24 [3]
Net realized and unrealized gains (losses) on investments	6.94	(2.06)	5.37	5.50	(15.15)	5.94

Total from investment operations	6.91	(2.00)	5.34	5.57	(15.07)	6.18
Distributions to shareholders from
Net investment income	0.00	0.00	(0.07)	0.00	(0.47)	(0.06)
Net realized gains	0.00	0.00	0.00	0.00	(6.47)	(8.44)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.17)	0.00

Total distributions to shareholders	0.00	0.00	(0.07)	0.00	(7.11)	(8.50)
Net asset value, end of period	$38.99	$32.08	$34.08	$28.81	$23.24	$45.42
Total return[4]	21.54%	(5.87)%	18.55%	23.97%	(38.55)%	14.89%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.27%	1.31%	1.35%	1.34%	1.36%
Net expenses	1.25%	1.25%	1.29%	1.29%	1.29%	1.29%
Net investment income (loss)	(0.08)%	0.15%	(0.11)%	0.28%	0.22%	0.55%
Supplemental data
Portfolio turnover rate	41%	31%	42%	55%	73%	56%
Net assets, end of period (000s omitted)	$399,828	$394,194	$22,437	$21,108	$20,695	$44,558

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2012	2011[1]
Net asset value, beginning of period	$31.91	$33.61
Net investment loss	(0.31)[2]	(0.01)
Net realized and unrealized gains (losses) on investments	6.89	(1.69)

Total from investment operations	6.58	(1.70)
Net asset value, end of period	$38.49	$31.91
Total return[3]	20.62%	(5.06)%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.02%
Net expenses	2.00%	2.00%
Net investment loss	(0.83)%	(0.45)%
Supplemental data
Portfolio turnover rate	41%	31%
Net assets, end of period (000s omitted)	$11,743	$16,154

1.	For the period from August 26, 2011 (commencement of class operations) to September 30, 2011

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS C	2012	2011	2010[1]	2009	2008[2]
Net asset value, beginning of period	$31.91	$34.15	$29.12	$23.66	$33.56
Net investment loss	(0.31)[3]	(0.18)[3]	(0.25)[3]	(0.17)[3]	(0.06)[3]
Net realized and unrealized gains (losses) on investments	6.89	(2.06)	5.41	5.63	(9.84)

Total from investment operations	6.58	(2.24)	5.16	5.46	(9.90)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.13)	0.00	0.00

Net asset value, end of period	$38.49	$31.91	$34.15	$29.12	$23.66
Total return[4]	20.62%	(6.56)%	17.76%	23.08%	(29.50)%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.02%	2.07%	2.08%	2.10%
Net expenses	2.00%	2.00%	2.04%	2.04%	2.04%
Net investment loss	(0.83)%	(0.50)%	(0.87)%	(0.63)%	(0.33)%
Supplemental data
Portfolio turnover rate	41%	31%	42%	55%	73%
Net assets, end of period (000s omitted)	$42,720	$45,096	$277	$150	$7

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from March 31, 2008 (commencement of class operations) to October 31, 2008

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$33.44	$35.44	$29.95	$24.10	$46.86	$49.05
Net investment income	0.09	0.07 [2]	0.04 [2]	0.13 [2]	0.17 [2]	0.33 [2]
Net realized and unrealized gains (losses) on investments	7.21	(2.07)	5.59	5.72	(15.69)	6.14

Total from investment operations	7.30	(2.00)	5.63	5.85	(15.52)	6.47
Distributions to shareholders from
Net investment income	0.00	0.00	(0.14)	0.00	(0.60)	(0.22)
Net realized gains	0.00	0.00	0.00	0.00	(6.47)	(8.44)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.17)	0.00

Total distributions to shareholders	0.00	0.00	(0.14)	0.00	(7.24)	(8.66)
Net asset value, end of period	$40.74	$33.44	$35.44	$29.95	$24.10	$46.86
Total return[3]	21.83%	(5.64)%	18.84%	24.27%	(38.41)%	15.17%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.09%	1.14%	1.17%	1.17%	1.18%
Net expenses	1.00%	1.03%	1.04%	1.04%	1.04%	1.04%
Net investment income	0.17%	0.17%	0.13%	0.51%	0.49%	0.73%
Supplemental data
Portfolio turnover rate	41%	31%	42%	55%	73%	56%
Net assets, end of period (000s omitted)	$395,493	$360,968	$190,054	$124,175	$97,243	$151,776

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$33.52	$35.45	$33.36
Net investment income	0.21	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	7.20	(2.17)	2.07

Total from investment operations	7.41	(1.93)	2.09
Net asset value, end of period	$40.93	$33.52	$35.45
Total return[3]	22.11%	(5.44)%	6.26%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.81%
Net expenses	0.75%	0.78%	0.81%
Net investment income	0.39%	0.61%	0.36%
Supplemental data
Portfolio turnover rate	41%	31%	42%
Net assets, end of period (000s omitted)	$10,804	$14,027	$11

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INVESTOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$32.76	$34.82	$29.44	$23.76	$46.28	$48.54
Net investment income (loss)	(0.07)	(0.07)	(0.05)[2]	0.05 [2]	0.06 [2]	0.23 [2]
Net realized and unrealized gains (losses) on investments	7.10	(1.99)	5.49	5.63	(15.48)	6.04

Total from investment operations	7.03	(2.06)	5.44	5.68	(15.42)	6.27
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	0.00	(0.46)	(0.09)
Net realized gains	0.00	0.00	0.00	0.00	(6.47)	(8.44)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.17)	0.00

Total distributions to shareholders	0.00	0.00	(0.06)	0.00	(7.10)	(8.53)
Net asset value, end of period	$39.79	$32.76	$34.82	$29.44	$23.76	$46.28
Total return[3]	21.46%	(5.92)%	18.48%	23.91%	(38.60)%	14.81%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.32%	1.41%	1.46%	1.49%	1.53%
Net expenses	1.32%	1.32%	1.35%	1.35%	1.35%	1.35%
Net investment income (loss)	(0.15)%	(0.15)%	(0.17)%	0.21%	0.17%	0.50%
Supplemental data
Portfolio turnover rate	41%	31%	42%	55%	73%	56%
Net assets, end of period (000s omitted)	$1,006,114	$941,172	$1,115,250	$1,030,766	$895,916	$1,721,922

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. As a result of the fair value pricing procedures, these securities are categorized as Level 2 in these circumstances and may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On September 30, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receive reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

26	Wells Fargo Advantage Opportunity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	27

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss	Accumulated net realized gains on investments
$(636,966)	$261,489	$375,477

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At September 30, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration	Post-enactment capital losses
2019	Short-term	Long-term
$8,304,841	$3,899,170	$1,800,233

As of September 30, 2012, the Fund had a qualified late-year ordinary loss of $1,407,713 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

28	Wells Fargo Advantage Opportunity Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$1,735,920,482	$0	$0	$1,735,920,482

Other	0	0	2,859,761	2,859,761

Short-term investments
Investment companies	126,905,855	186,217,165	0	313,123,020
	$1,862,826,337	$186,217,165	$2,859,761	$2,051,903,263

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	29

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Administrator Class, 0.75% for Institutional Class, and 1.32% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $8,043 from the sale of Class A shares and $7,129 and $3,452 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $741,774,058 and $1,104,245,041, respectively.

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Core Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Core Equity Fund received Class A, Class B, Class C, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Core Equity Fund for 19,621,184 shares of the Fund valued at $670,318,279 at an exchange ratio of 0.53, 0.47, 0.47, 0.52, and 0.52 for Class A, Class B, Class C, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Core Equity Fund with a fair value of $666,385,431, identified cost of $756,097,944 and unrealized losses of $89,712,513 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Core Equity Fund and the Fund immediately prior to the acquisition were $670,318,279 and $1,218,175,749, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,888,494,028. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Core Equity Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed October 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended September 30, 2011 would have been:

Net investment income	$1,341,554
Net realized and unrealized losses on investments	$(2,878,219)
Net decrease in net assets resulting from operations	$(1,536,665)

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $3,521 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

30	Wells Fargo Advantage Opportunity Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid for the years ended September 30, 2012 and September 30, 2011.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-tem gain	Unrealized gains	Late-year ordinary losses deferred *	Capital loss carryforward
$64,500,350	$285,406,107	$(1,407,713)	$(14,004,244)

*	This amount will be recognized on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

11. SUBSEQUENT EVENT

As a result of the transfer of assets from Funds Management, program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Administrator Class on October 26, 2012 with a value of $119,822,271, representing 6.55% of the Fund.

Report of independent registered public accounting firm	Wells Fargo Advantage Opportunity Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Opportunity Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, the period from November 1, 2009 through September 30, 2010, and for each of the years or periods in the three-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Opportunity Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

32	Wells Fargo Advantage Opportunity Fund	Other information (unaudited)

TAX INFORMATION

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Opportunity Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Opportunity Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212322 11-12 A232/AR232 09-12

Wells Fargo Advantage

Small/Mid Cap Core Fund

Annual Report

September 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Small/Mid Cap Core Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Small/Mid Cap Core Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Specifically, the small-cap-focused Russell 2000® Index1 returned 31.91% during the 12-month period, while the mid-cap-oriented Russell 2500TM Index2 gained 30.93%. By comparison, the large-cap-focused Russell 1000® Index3 posted a 30.06% return for the reporting period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the 12-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Small/Mid Cap Core Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

Accommodative policies and positive macroeconomic developments bolstered the equity markets.

Encouraged by signs of progress across the macroeconomic landscape, namely in Europe, and accommodative central bank actions, market sentiment generally improved throughout the period, particularly over the past three months as evidenced by the strong equity performance during the third quarter of 2012. While expansionary monetary policy has provided support to the U.S. equity markets, it has not necessarily translated into stronger fundamentals or significantly higher growth rates for most U.S. companies. As a result, earnings growth decelerated during the period and fewer U.S. companies reported better-than-expected revenue in recent quarters. Consequently, company fundamentals have come under greater scrutiny with investors significantly rewarding those companies that beat estimates while avoiding companies that show signs of deteriorating fundamentals.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment, tepid global economic growth, and an uncertain fiscal landscape continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Small/Mid Cap Core Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Small/Mid Cap Core Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Small/Mid Cap Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio manager

John R. Campbell, CFA

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge		Excluding sales charge		Expense ratios[2] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (ECOAX)	12-17-07	16.35	(1.89)	23.47	(0.67)	1.71	1.40
Class C (ECOCX)	12-17-07	21.51	(1.37)	22.51	(1.37)	2.46	2.15
Administrator Class (ECOIX)	12-17-07	–	–	23.77	(0.43)	1.55	1.15
Institutional Class (ECONX)	7-30-10	–	–	23.96	(0.34)	1.28	0.95
Russell 2500™ Index[4]	–	–	–	30.93	4.47	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Core Fund	7

Growth of $10,000 investment[5] as of September 30, 2012

1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Golden Core Opportunities Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares since inception with the Russell 2500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Small/Mid Cap Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed the benchmark, the Russell 2500 Index, for the 12-month period that ended September 30, 2012. The Fund posted positive returns but trailed a market that rallied sharply in spite of a slowing global economy

■

Unfavorable stock selection within the industrials, information technology (IT), and health care sectors were the largest detractors from the Fund’s relative performance. Strong stock selection within the financials, energy, and materials sectors contributed to the Fund’s relative results.

■

The Fund’s investment process focuses primarily on company fundamentals, but the markets seemed to be more heavily influenced by the extraordinary policy measures implemented by global central banks during the period. This mismatch made it difficult for the Fund to keep pace with the market.

■	We believe that uncertainty about the economic outlook will present opportunities for disciplined stock picking.

Ten largest equity holdings[6] (%) as of September 30, 2012
Ocwen Financial Corporation	2.75
Tesoro Corporation	2.73
IAC InterActive Corporation	2.57
Medicines Company	2.54
Domino’s Pizza Incorporated	2.52
Financial Engines Incorporated	2.49
TIBCO Software Incorporated	2.43
Sabra Health Care REIT Incorporated	2.41
FMC Corporation	2.40
Gannett Company Incorporated	2.28

The stock market moved dramatically higher in the face of a weakening global economy.

Over the course of the 12-month period, much of the reported U.S. economic data fell short of economists’ expectations, with the overall tone indicating slower growth. Disappointing data included: U.S. gross domestic product that slowed from a 4.1% annualized growth rate in the fourth quarter of 2011 to a 1.3% annualized growth rate in the second quarter of 2012, measures of manufacturing and services that barely indicated expansion, a slow pace of jobs growth, and low levels of consumer confidence. Some bright spots in the data included generally benign inflation measures and somewhat surprising strength in the housing and automotive markets. Outside of the U.S., measures of manufacturing in the eurozone and China fell to levels indicating contraction.

In an attempt to stimulate the economy and shore up the global financial system, central banks around the world took unprecedented actions. Among the more significant measures were the U.S. Federal Reserve’s open-ended pledge to purchase $40 billion per month of mortgage-backed securities until the labor market has improved “substantially” and an extension of its commitment to near-zero interest rates through mid-2015. Additionally, the European Central Bank undertook a series of repurchase programs that allowed banks to exchange a variety of assets as collateral for low-rate, three-year loans and subsequently announced an unlimited bond-buying program conditioned upon a government’s request for aid from the European Stability Mechanism.

Weak performance in several cyclical and IT stocks detracted from the Fund’s performance.

Stock selection was weakest in the industrials, IT, and health care sectors. In the industrials sector, the Fund’s worst-performing holding was Polypore International Incorporated. Weak sales of electric drive vehicles are resulting in excess capacity within the industry and consequently slower sales of Polypore’s lithium-ion separators. In the IT sector, shares of InterDigital Incorporated, declined significantly as an exploration of strategic alternatives by its board of directors failed to result in a sale of the company. Shares of Telenav Incorporated, which provides personalized navigation services, were weak as free navigation offerings from Google Incorporated and other handset makers resulted in a loss of market share and reductions in sales and profits for the company.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Core Fund	9

Stock selection was strongest in the financials, energy, and materials sectors. Three of the Fund’s top-performing holdings benefited from acquisitions in the period. In financials, Ocwen Financial Corporation acquired several portfolios of mortgage servicing rights, leveraging its operational and technology infrastructure and driving sales and earnings growth. Also, Sabra Health Care REIT Incorporated continued to diversify its portfolio of health care properties with acquisitions of memory care and independent living facilities. Sabra is also co-developing senior housing facilities in an effort to lessen its concentration in skilled nursing facilities. In the energy sector, Tesoro Corporation booked strong earnings on higher refining margins as well as the opportunistic acquisition of BP plc’s Southern California refining and marketing business.

The cumulative effect of the Fund’s sector positioning detracted modestly from relative performance. Overweight positions in energy and IT, two weak-performing sectors in the index for the period, detracted from relative performance. An overweight in health care and an underweight in utilities contributed to relative results.

Sector distribution[7] as of September 30, 2012

A weak global economy will likely necessitate a renewed focus on company fundamentals.

In recent years, the U.S. economy has remained resilient despite great uncertainty and a global financial system in need of deleveraging. At the same time, corporations have done exceedingly well at managing costs, resulting in high profit margins relative to historic norms. Abundant monetary stimulus and a recovery in corporate profits have brought equity markets near their all-time highs. However, as measured by valuation multiples (such as price/earnings), U.S. equities are relatively inexpensive compared with historical averages, most likely as a result of heightened uncertainty. Additionally, we believe equities appear inexpensive relative to fixed-income investments as measured by some relative yields. Looking ahead, we believe that profit margins may begin to come under pressure due to the difficulty in passing through higher costs of production. Consequently, we expect investors to renew their focus on identifying companies that can successfully generate sales growth, control costs, manage through macroeconomic uncertainty, generate returns on invested capital, and return capital to shareholders. We believe that we own several such companies in the Fund.

Please see footnotes on page 7.

10	Wells Fargo Advantage Small/Mid Cap Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,009.38	$7.03	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06	1.40%
Class C
Actual	$1,000.00	$1,006.45	$10.78	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.25	$10.83	2.15%
Administrator Class
Actual	$1,000.00	$1,010.32	$5.78	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Institutional Class
Actual	$1,000.00	$1,012.36	$4.78	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Small/Mid Cap Core Fund	11

Security name	Shares	Value

Common Stocks: 99.59%

Consumer Discretionary: 12.08%

Auto Components: 1.78%
Cooper Tire & Rubber Company	22,400	$429,632

Hotels, Restaurants & Leisure: 2.52%
Domino’s Pizza Incorporated «	16,151	608,893

Media: 2.28%
Gannett Company Incorporated	31,035	550,871

Multiline Retail: 1.27%
Big Lots Incorporated «†	10,333	305,650

Specialty Retail: 4.23%
Chico’s FAS Incorporated	29,835	540,312
Foot Locker Incorporated	13,585	482,268

		1,022,580

Consumer Staples: 4.00%

Food Products: 4.00%
Fresh del Monte Produce Incorporated	18,542	474,675
Ingredion Incorporated	8,890	490,372

		965,047

Energy: 9.38%

Energy Equipment & Services: 5.05%
Helmerich & Payne Incorporated «	9,971	474,719
Oil States International Incorporated †	5,835	463,649
Patterson-UTI Energy Incorporated «	17,805	282,031

		1,220,399

Oil, Gas & Consumable Fuels: 4.33%
Tesoro Corporation	15,760	660,344
Whiting Petroleum Corporation †	8,132	385,294

		1,045,638

Financials: 22.87%

Capital Markets: 4.46%
Financial Engines Incorporated «†	25,254	601,803
Raymond James Financial Incorporated	12,935	474,068

		1,075,871

Commercial Banks: 1.67%
Commerce Bancshares Incorporated «	9,981	402,534

Diversified Financial Services: 1.76%
NASDAQ OMX Group Incorporated	18,202	424,016

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small/Mid Cap Core Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Insurance: 6.12%
American Financial Group Incorporated	14,169	$537,005
First American Financial Corporation «	23,030	499,060
ProAssurance Corporation	4,890	442,252

		1,478,317

Real Estate Management & Development: 1.62%
CBRE Group Incorporated Class A †	21,267	391,525

REITs: 4.49%
Post Properties Incorporated	10,450	501,182
Sabra Health Care REIT Incorporated	29,140	583,091

		1,084,273

Thrifts & Mortgage Finance: 2.75%
Ocwen Financial Corporation †	24,248	664,638

Health Care: 14.45%

Biotechnology: 2.06%
Myriad Genetics Incorporated «†	18,455	498,100

Health Care Providers & Services: 9.85%
AmerisourceBergen Corporation	11,707	453,178
AmSurg Corporation «†	18,728	531,501
Laboratory Corporation of America Holdings «†	5,265	486,855
Magellan Health Services Incorporated †	8,397	433,369
Omnicare Incorporated	13,905	472,353

		2,377,256

Pharmaceuticals: 2.54%
Medicines Company «†	23,747	612,910

Industrials: 10.92%

Commercial Services & Supplies: 3.60%
Brink’s Company	13,879	356,552
Copart Incorporated †	18,475	512,312

		868,864

Construction & Engineering: 1.93%
KBR Incorporated	15,665	467,130

Machinery: 5.39%
AGCO Corporation †	10,589	502,766
Terex Corporation †	20,350	459,503
Timken Company	9,095	337,970

		1,300,239

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Small/Mid Cap Core Fund	13

Security name		Shares	Value

Information Technology: 17.65%

Communications Equipment: 6.37%
Brocade Communications Systems Incorporated †		82,810	$489,821
InterDigital Incorporated «		13,920	518,938
NETGEAR Incorporated «†		13,880	529,383

			1,538,142

Electronic Equipment, Instruments & Components: 1.69%
Vishay Intertechnology Incorporated «†		41,499	407,935

Internet Software & Services: 2.57%
IAC InterActive Corporation		11,916	620,347

Semiconductors & Semiconductor Equipment: 1.85%
LSI Corporation †		64,855	448,148

Software: 5.17%
BMC Software Incorporated †		11,582	480,537
TeleNav Incorporated †		30,239	180,527
TIBCO Software Incorporated «†		19,404	586,583

			1,247,647

Materials: 6.07%

Chemicals: 3.96%
Albemarle Corporation		7,137	375,977
FMC Corporation «		10,458	579,164

			955,141

Metals & Mining: 2.11%
Coeur D’alene Mines Corporation †		17,709	510,550

Utilities: 2.17%

Electric Utilities: 2.17%
Alliant Energy Corporation		12,090	524,585

Total Common Stocks (Cost $20,485,995)			24,046,878

	Yield
Short-Term Investments: 27.91%

Investment Companies: 27.91%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.17%	183,789	183,789
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.20	6,557,111	6,557,111

Total Short-Term Investments (Cost $6,740,900)			6,740,900

Total investments in securities
(Cost $27,226,895)*	127.50%	30,787,778
Other assets and liabilities, net	(27.50)	(6,641,276)

Total net assets	100.00%	$24,146,502

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small/Mid Cap Core Fund	Portfolio of investments—September 30, 2012

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $27,268,288 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,413,862
Gross unrealized depreciation	(894,372)

Net unrealized appreciation	$3,519,490

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2012	Wells Fargo Advantage Small/Mid Cap Core Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$24,046,878
In affiliated securities, at value (see cost below)	6,740,900

Total investments, at value (see cost below)	30,787,778
Receivable for Fund shares sold	46,394
Receivable for dividends	17,686
Receivable for securities lending income	3,758
Receivable from adviser	419
Prepaid expenses and other assets	34,821

Total assets	30,890,856

Liabilities
Payable for Fund shares redeemed	130,245
Payable upon receipt of securities loaned	6,557,111
Distribution fees payable	1,891
Due to other related parties	5,479
Accrued expenses and other liabilities	49,628

Total liabilities	6,744,354

Total net assets	$24,146,502

NET ASSETS CONSIST OF
Paid-in capital	$41,833,296
Undistributed net investment loss	(6,374)
Accumulated net realized losses on investments	(21,241,303)
Net unrealized gains on investments	3,560,883

Total net assets	$24,146,502

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$15,883,545
Shares outstanding – Class A	1,641,004
Net asset value per share – Class A	$9.68
Maximum offering price per share – Class A2	$10.27
Net assets – Class C	$3,072,889
Shares outstanding – Class C	328,346
Net asset value per share – Class C	$9.36
Net assets – Administrator Class	$2,703,638
Shares outstanding – Administrator Class	276,130
Net asset value per share – Administrator Class	$9.79
Net assets – Institutional Class	$2,486,430
Shares outstanding – Institutional Class	253,022
Net asset value per share – Institutional Class	$9.83

Investments in unaffiliated securities, at cost	$20,485,995

Investments in affiliated securities, at cost	$6,740,900

Total investments, at cost	$27,226,895

Securities on loan, at value	$6,357,118

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small/Mid Cap Core Fund	Statement of operations—year ended September 30, 2012

Investment income
Dividends*	$311,700
Securities lending income, net	31,831
Income from affiliated securities	352

Total investment income	343,883

Expenses
Advisory fee	192,567
Administration fees
Fund level	12,838
Class A	41,113
Class C	8,957
Administrator Class	5,069
Institutional Class	1,079
Shareholder servicing fees
Class A	39,530
Class C	8,613
Administrator Class	11,349
Distribution fees
Class C	25,838
Custody and accounting fees	12,347
Professional fees	43,067
Registration fees	35,423
Shareholder report expenses	29,007
Trustees’ fees and expenses	12,261
Other fees and expenses	10,646

Total expenses	489,704
Less: Fee waivers and/or expense reimbursements	(123,150)

Net expenses	366,554

Net investment loss	(22,671)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	2,144,868
Net change in unrealized gains (losses) on investments	3,451,682

Net realized and unrealized gains (losses) on investments	5,596,550

Net increase in net assets resulting from operations	$5,573,879

* Net of foreign dividend withholding taxes of	$602

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Small/Mid Cap Core Fund	17

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment loss		$(22,671)		$(149,651)
Net realized gains on investments		2,144,868		2,272,674
Net change in unrealized gains (losses) on investments		3,451,682		(2,829,350)

Net increase (decrease) in net assets resulting from operations		5,573,879		(706,327)

Distributions to shareholders from
Net investment income
Class A		0		(7,704)
Administrator Class		0		(5,516)
Institutional Class		0		(12)

Total distributions to shareholders		0		(13,232)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	97,631	901,931	224,431	2,106,290
Class C	12,650	113,229	216,480	2,027,495
Administrator Class	62,820	586,259	390,700	3,589,824
Institutional Class	201,747	1,921,443	69,106	680,000

		3,522,862		8,403,609

Reinvestment of distributions
Class A	0	0	803	7,289
Administrator Class	0	0	532	4,865
Institutional Class	0	0	1	12

		0		12,166

Payment for shares redeemed
Class A	(365,311)	(3,305,276)	(481,738)	(4,463,681)
Class C	(149,896)	(1,307,259)	(140,564)	(1,224,060)
Administrator Class	(626,784)	(5,870,966)	(346,516)	(3,202,738)
Institutional Class	(19,155)	(184,469)	0	0

		(10,667,970)		(8,890,479)

Net decrease in net assets resulting from capital share transactions		(7,145,108)		(474,704)

Total decrease in net assets		(1,571,229)		(1,194,263)

Net assets
Beginning of period		25,717,731		26,911,994

End of period		$24,146,502		$25,717,731

Undistributed or accumulated net investment loss		$(6,374)		$(6,071)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small/Mid Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended July 31
CLASS A	2012	2011	2010[1]	2010[2]	2009[2]	20082, [3]
Net asset value, beginning of period	$7.84	$8.03	$7.51	$6.30	$9.06	$10.00
Net investment income (loss)	(0.01)	(0.04)	0.00 [4]	0.00 [4]	0.00 [4]	(0.02)
Net realized and unrealized gains (losses) on investments	1.85	(0.15)	0.52	1.21	(2.76)	(0.92)

Total from investment operations	1.84	(0.19)	0.52	1.21	(2.76)	(0.94)
Distributions to shareholders from
Net investment income	0.00	(0.00)[4]	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.68	$7.84	$8.03	$7.51	$6.30	$9.06
Total return[5]	23.47%	(2.33)%	6.92%	19.21%	(30.46)%	(9.40)%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.72%	2.48%	2.31%	2.35%	5.15%
Net expenses	1.40%	1.40%	1.40%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.06)%	(0.43)%	0.33%	(0.01)%	(0.07)%	(0.44)%
Supplemental data
Portfolio turnover rate	51%	48%	17%	23%	230%	23%
Net assets, end of period (000s omitted)	$15,884	$14,957	$17,392	$16,583	$14,915	$563

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Golden Core Opportunities Fund.

3.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Core Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended July 31
CLASS C	2012	2011	2010[1]	2010[2]	2009[2]	2008[2] ,[3]
Net asset value, beginning of period	$7.64	$7.89	$7.38	$6.24	$9.04	$10.00
Net investment loss	(0.07)[4]	(0.09)	(0.01)	(0.08)	(0.05)[4]	(0.07)
Net realized and unrealized gains (losses) on investments	1.79	(0.16)	0.52	1.22	(2.75)	(0.89)

Total from investment operations	1.72	(0.25)	0.51	1.14	(2.80)	(0.96)
Net asset value, end of period	$9.36	$7.64	$7.89	$7.38	$6.24	$9.04
Total return[5]	22.51%	(3.17)%	6.91%	18.27%	(30.97)%	(9.60)%
Ratios to average net assets (annualized)
Gross expenses	2.61%	2.43%	3.23%	3.06%	3.10%	5.90%
Net expenses	2.15%	2.15%	2.15%	2.25%	2.25%	2.25%
Net investment loss	(0.81)%	(1.18)%	(0.42)%	(0.76)%	(0.80)%	(1.18)%
Supplemental data
Portfolio turnover rate	51%	48%	17%	23%	230%	23%
Net assets, end of period (000s omitted)	$3,073	$3,557	$3,074	$2,976	$3,553	$477

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.
2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Golden Core Opportunities Fund.
3.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.
4.	Calculated based upon average shares outstanding
5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small/Mid Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended July 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2010[2]	2009[2]	20082, [3]
Net asset value, beginning of period	$7.91	$8.09	$7.56	$6.33	$9.07	$10.00
Net investment income (loss)	0.02 [4]	(0.02)	0.01	0.04	0.00 [5]	(0.01)
Net realized and unrealized gains (losses) on investments	1.86	(0.15)	0.52	1.19	(2.74)	(0.92)

Total from investment operations	1.88	(0.17)	0.53	1.23	(2.74)	(0.93)
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.79	$7.91	$8.09	$7.56	$6.33	$9.07
Total return[6]	23.77%	(2.16)%	7.01%	19.43%	(30.21)%	(9.30)%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.52%	2.32%	2.06%	2.10%	4.90%
Net expenses	1.15%	1.15%	1.15%	1.24%	1.25%	1.25%
Net investment income (loss)	0.17%	(0.18)%	0.57%	0.26%	0.22%	(0.18)%
Supplemental data
Portfolio turnover rate	51%	48%	17%	23%	230%	23%
Net assets, end of period (000s omitted)	$2,704	$6,646	$6,435	$6,708	$9,521	$3,221

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Golden Core Opportunities Fund.

3.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Core Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended July 31, 2010[2]
INSTITUTIONAL CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$7.93	$8.10	$7.56	$7.56
Net investment income	0.04 [3]	0.00 [4]	0.01	0.00	[3],4
Net realized and unrealized gains (losses) on investments	1.86	(0.16)	0.53	0.00

Total from investment operations	1.90	(0.16)	0.54	0.00
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00	0.00
Net asset value, end of period	$9.83	$7.93	$8.10	$7.56
Total return[5]	23.96%	(2.00)%	7.14%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.13%	2.05%	0.00%
Net expenses	0.95%	0.95%	0.95%	0.00%
Net investment income	0.39%	0.32%	0.78%	0.00%
Supplemental data
Portfolio turnover rate	51%	48%	17%	23%
Net assets, end of period (000s omitted)	$2,486	$558	$11	$10

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small/Mid Cap Core Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Small/Mid Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Core Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss	Accumulated net realized losses on investments
$(26,843)	$22,368	$4,475

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

24	Wells Fargo Advantage Small/Mid Cap Core Fund	Notes to financial statements

As of September 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $21,199,911 with $8,618,571 expiring in 2016 and $12,581,340 expiring in 2017.

As of September 30, 2012, the Fund had a qualified late-year ordinary loss of $563 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$24,046,878	$0	$0	$24,046,878

Short-term investments
Investment companies	183,789	6,557,111	0	6,740,900
	$24,230,667	$6,557,111	$0	$30,787,778

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Core Fund	25

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A, 2.15% for Class C, 1.15% for Administrator Class, and 0.95% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $1,617 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $13,111,837 and $20,111,187, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $54 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

26	Wells Fargo Advantage Small/Mid Cap Core Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not pay any distributions to shareholders during the year ended September 30, 2012. The tax character of distributions paid for the year ended September 30, 2011 was $13,232 of ordinary income.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Late-year ordinary losses deferred*	Unrealized gains	Capital loss carryforward
$(563)	$3,519,490	$(21,199,911)

*	This amount will be recognized on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

10. SUBSEQUENT EVENT

At a regular meeting of the Board of Trustees held on November 6-7, 2012, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage Common Stock Fund will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage Common Stock Fund.

A Special Meeting of Shareholders of the Fund will be held on February 22, 2013 to consider and vote on the Plan. On or about December 26, 2012, materials for this meeting will be mailed to shareholders of record on November 30, 2012.

Report of independent registered public accounting firm	Wells Fargo Advantage Small/Mid Cap Core Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small/Mid Cap Core Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from August 1, 2010 through September 30, 2010, and for each of the years or periods in the three-year period ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small/Mid Cap Core Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

28	Wells Fargo Advantage Small/Mid Cap Core Fund	Other information (unaudited)

TAX INFORMATION

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Small/Mid Cap Core Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Small/Mid Cap Core Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Small/Mid Cap Core Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212323 11-12 A233/AR233 09-12

Wells Fargo Advantage

Special Mid Cap Value Fund

Annual Report

September 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Special Mid Cap Value Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period though, investor confidence received a boost from positive developments on the debt crisis in Europe and additional stimulative actions by several central banks, including the U.S. Federal Reserve (Fed). As measured by various Russell indexes, U.S. stocks across the market capitalization spectrum posted strong gains for the period. Specifically, the small-cap-focused Russell 2000® Index1 returned 31.91% during the 12-month period, while the mid-cap-oriented Russell 2500TM Index2 gained 30.93%. By comparison, the large-cap-focused Russell 1000® Index3 posted a 30.06% return for the reporting period.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the fourth quarter of 2011 with GDP increasing by 4.1% on an annualized basis. The rate of GDP growth slowed, however, in 2012 with data showing 2.0% and 1.3% annualized growth rates for the first and second quarters, respectively.

Concerns about the Greek credit crisis waxed and waned ahead of and throughout the 12-month period. In March 2012, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off.

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. During the final months of the 12-month period, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Despite the progress made across Europe in further addressing its ongoing debt issues, there remains a prolonged uncertainty about the eurozone and global economic growth.

1.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing. However, the Fed surprised some investors by including an open-ended program to purchase mortgage-backed securities until employment growth materially improves. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

At the beginning of the period, the ECB had a key rate of 1.00%, which it had lowered from its previous level of 1.25% in response to weakness in the southern European economies. In July 2012, the ECB again cut its main interest rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

Accommodative policies and positive macroeconomic developments bolstered the equity markets.

Encouraged by signs of progress across the macroeconomic landscape, namely in Europe, and accommodative central bank actions, market sentiment generally improved throughout the period, particularly over the past three months as evidenced by the strong equity performance during the third quarter of 2012. While expansionary monetary policy has provided support to the U.S. equity markets, it has not necessarily translated into stronger fundamentals or significantly higher growth rates for most U.S. companies. As a result, earnings growth decelerated during the period and fewer U.S. companies reported better-than-expected revenue in recent quarters. Consequently, company fundamentals have come under greater scrutiny with investors significantly rewarding those companies that beat estimates while avoiding companies that show signs of deteriorating fundamentals.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment, tepid global economic growth, and an uncertain fiscal landscape continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates effectively at zero in an effort to support the economy and financial system. Additionally, the Fed stated its intention to keep interest rates low through mid 2015. Through additional bond purchases and an exceptionally low federal funds rate, the Fed is aiming to support the U.S. economic expansion and provide a catalyst for stronger job growth.

4	Wells Fargo Advantage Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Special Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA, CPA

Bryant VanCronkhite, CFA, CPA

Average annual total returns1 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFPAX)	7-31-07	20.80	1.36	9.99	28.18	2.56	10.65	1.30	1.26
Class C (WFPCX)	7-31-07	26.16	1.80	9.89	27.16	1.80	9.89	2.05	2.01
Administrator Class (WFMDX)	4-8-05	–	–	–	28.30	2.69	10.75	1.14	1.14
Institutional Class (WFMIX)	4-8-05	–	–	–	28.65	2.95	10.96	0.87	0.87
Investor Class (SMCDX)	12-31-98	–	–	–	28.04	2.50	10.61	1.37	1.32
Russell Midcap® Value Index[4]	–	–	–	–	29.28	1.73	10.96	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A portfolio’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	7

Growth of $10,000 investment[5] as of September 30, 2012

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class C, 1.14% for Administrator Class, 0.87% for Institutional Class, and 1.31% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Special Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2012.

■

The Fund’s underperformance was driven by our participation in the information technology (IT) and energy sectors, from both an allocation and stock selection perspective. The negative effect was partially offset by strong stock selection in the financials and industrials sectors.

■

Our investment process is based upon evaluating companies according to their relative risk and return profiles, a process that we believe has proven itself over time. We do not emphasize macroeconomic analysis in our process. During periods when macroeconomic and political winds move the market, we might find our investment process and resulting stock selection out of favor with the broader market. We remain confident in our strategy.

“May you live in interesting times.”

The exact origin of this phrase is not entirely clear, but many believe it is the first in a series of three curses of increasing severity. Whether it is a curse or just a profound statement, it certainly seems to be relevant today. The global landscape is littered with “interesting times” that create challenges and opportunities for investors.

Over the past 12 months, we continued to navigate a slow economic, labor, and housing recovery in the U.S. In addition, the U.S. political tone was tense, with the election cycle front and center, and the European political community attempted to find solutions to a problem—a high sovereign indebtedness combined with slow-growth economies—that many say has no solution. China prepared for a generational change in political leadership, and tension continued to flare up in Iran and the rest of the Middle East. Globally, we certainly are living in interesting times.

Given the variety of scenarios under which these interrelated topics could develop, we find it imprudent to allocate investor capital based on speculation around the potential resolution of these macroeconomic concerns. Instead, we remain diligent in analyzing each potential investment on the merits of that company’s competitive advantages, the fundamentals of its business model, and the underlying value of its business compared with its market value.

We will continue to allow our well-defined, repeatable process to guide us through the volatility with the expectation that it should result in superior risk-adjusted returns over a full investment cycle.

Ten largest equity holdings[6] (%) as of September 30, 2012
CIGNA Corporation	3.13
Allstate Corporation	2.90
Arch Capital Group Limited	2.81
Emcor Group Incorporated	2.73
Northern Trust Corporation	2.64
IAC InterActive Corporation	2.53
Sysco Corporation	2.51
Macquarie Infrastructure Company LLC	2.45
Kohl’s Corporation	2.39
Cimarex Energy Company	2.31

Despite the volatility of the past 12 months, the portfolio was little changed from a sector perspective. We continue to find undervalued stocks in the industrials and IT sectors, and they represent our biggest overweights relative to the index. We remain underweight in utilities in the belief that they are overvalued and consequently offer low potential returns relative to expected risk. In the financials sector, we remain overweight in insurance stocks, though we reduced our exposure to the industry. We allocated the proceeds from the reduction of our insurance exposure to the consumer staples sector, which we moved from a modest underweight to a more neutral position relative to the index.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	9

Unfavorable positioning within the energy and IT sectors was partially offset by strong stock selection in the financials and industrials sectors.

The energy and IT sectors were the two weakest-performing groups during the period. Our very modest overweight to the energy sector detracted from relative results, an effect that was compounded by poor stock selection. In particular, Southwestern Energy Company and Cimarex Energy Company both underperformed. We find them to be well-run companies exposed to some of the best energy plays in the country; however, both are heavily exposed to natural gas exploration and production, and their strong fundamentals were trumped by the sharp drop in natural gas prices. We continue to hold both stocks as we believe the fundamentals will drive long-term stock performance and the price of natural gas will normalize at higher levels as demand for the commodity improves.

Within financials, we found several undervalued insurance companies and entered the period with a material allocation to the industry. During the 12-month period, we enjoyed strong stock performance by the majority of our insurance stocks—in particular, Allstate Corporation. Allstate is a well-recognized franchise that sells auto, home, and life insurance. The stock came under pressure for reasons we believed to be fixable and, ultimately, temporary. Allstate’s management team worked hard to correct past mistakes and improve underwriting results, and those efforts are now reflected in the company’s reported earnings. We trimmed our position as the stock outperformed, but Allstate remains one of our largest holdings.

Sector distribution[7] as of September 30, 2012

Our well-defined investment process acts as a guiding light during these “interesting times.”

It is easy to lose sight of the long-term objective when short-term volatility clouds investment visibility. The specifics of each investment cycle are unique, but the way we manage through each cycle is not. We will continue to be diligent in seeking companies that have solid and understandable assets, manageable debt, and credible management teams. We will attempt to buy these companies’ stocks at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment process and risk management focus should continue to serve us well.

Please see footnotes on page 7.

10	Wells Fargo Advantage Special Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,008.39	$6.28	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Class C
Actual	$1,000.00	$1,004.49	$10.02	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Administrator Class
Actual	$1,000.00	$1,008.74	$5.67	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.70	1.13%
Institutional Class
Actual	$1,000.00	$1,010.48	$4.37	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	$4.39	0.87%
Investor Class
Actual	$1,000.00	$1,007.86	$6.58	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.61	1.31%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Special Mid Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 95.81%

Consumer Discretionary: 11.14%

Auto Components: 3.50%
Autoliv Incorporated «	116,200	$7,200,914
Lear Corporation	285,900	10,804,161

		18,005,075

Household Durables: 0.77%
Tupperware Brands Corporation	74,200	3,976,378

Media: 1.59%
Interpublic Group of Companies Incorporated «	735,100	8,174,312

Multiline Retail: 2.39%
Kohl’s Corporation	240,800	12,333,776

Specialty Retail: 2.89%
Advance Auto Parts Incorporated	105,800	7,240,952
Guess Incorporated	301,400	7,661,588

		14,902,540

Consumer Staples: 5.72%

Beverages: 1.47%
Molson Coors Brewing Company	168,400	7,586,420

Food & Staples Retailing: 2.51%
Sysco Corporation «	413,000	12,914,510

Food Products: 1.74%
TreeHouse Foods Incorporated †	170,900	8,972,250

Energy: 8.31%

Energy Equipment & Services: 3.39%
Ensco plc Class A «	168,266	9,180,593
Weatherford International Limited †	656,700	8,326,956

		17,507,549

Oil, Gas & Consumable Fuels: 4.92%
Cimarex Energy Company	203,010	11,886,236
Comstock Resources Incorporated «†	193,919	3,564,231
Patterson-UTI Energy Incorporated «	453,500	7,183,440
Southwestern Energy Company «†	77,900	2,709,362

		25,343,269

Financials: 17.08%

Capital Markets: 4.13%
Greenhill & Company Incorporated «	54,768	2,834,244
Northern Trust Corporation	293,000	13,599,595

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Special Mid Cap Value Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Capital Markets (continued)
TD Ameritrade Holding Corporation	316,300	$4,861,531

		21,295,370

Commercial Banks: 3.55%
CapitalSource Incorporated	1,347,093	10,210,965
KeyCorp	748,400	6,541,016
UMB Financial Corporation «	31,580	1,537,314

		18,289,295

Insurance: 9.40%
Allstate Corporation	377,300	14,944,853
Arch Capital Group Limited «†	347,100	14,467,128
Fidelity National Title Group Incorporated	365,770	7,823,820
Stewart Information Services Corporation	156,500	3,151,910
Validus Holdings Limited	236,769	8,028,837

		48,416,548

Health Care: 10.97%

Health Care Equipment & Supplies: 2.06%
CareFusion Corporation †	373,800	10,612,182

Health Care Providers & Services: 7.62%
CIGNA Corporation	342,075	16,135,678
Health Management Associates Incorporated Class A †	266,940	2,239,627
Omnicare Incorporated «	313,955	10,665,051
Patterson Companies Incorporated «	299,400	10,251,456

		39,291,812

Life Sciences Tools & Services: 1.29%
Agilent Technologies Incorporated	172,600	6,636,470

Industrials: 20.04%

Aerospace & Defense: 1.57%
B/E Aerospace Incorporated †	191,700	8,070,570

Building Products: 2.77%
Quanex Building Products Corporation	471,730	8,887,393
Simpson Manufacturing Company Incorporated «	188,800	5,403,456

		14,290,849

Commercial Services & Supplies: 0.69%
Copart Incorporated †	127,600	3,538,348

Construction & Engineering: 3.92%
EMCOR Group Incorporated	492,728	14,062,457
Foster Wheeler AG †	255,500	6,121,780

		20,184,237

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2012	Wells Fargo Advantage Special Mid Cap Value Fund	13

Security name	Shares	Value

Electrical Equipment: 0.75%
Regal-Beloit Corporation	55,100	$3,883,448

Machinery: 4.29%
Crane Company	128,300	5,123,019
Paccar Incorporated «	187,200	7,492,680
SPX Corporation	145,300	9,504,073

		22,119,772

Professional Services: 2.34%
Manpower Incorporated «	256,700	9,446,560
Towers Watson & Company Class A	49,500	2,625,975

		12,072,535

Road & Rail: 1.26%
Ryder System Incorporated	165,500	6,464,430

Transportation Infrastructure: 2.45%
Macquarie Infrastructure Company LLC	304,414	12,627,093

Information Technology: 14.88%

Communications Equipment: 0.94%
Juniper Networks Incorporated †	282,600	4,835,286

Electronic Equipment, Instruments & Components: 3.09%
Ingram Micro Incorporated Class A †	430,493	6,556,408
Vishay Intertechnology Incorporated «†	949,834	9,336,868

		15,893,276

Internet Software & Services: 2.53%
IAC InterActive Corporation	250,572	13,044,778

IT Services: 1.90%
Broadridge Financial Solutions Incorporated	419,715	9,791,951

Semiconductors & Semiconductor Equipment: 6.42%
Applied Materials Incorporated	881,100	9,837,482
ATMI Incorporated †	440,380	8,177,857
Lam Research Corporation «†	236,000	7,501,260
ON Semiconductor Corporation †	1,229,800	7,587,866

		33,104,465

Materials: 6.14%

Containers & Packaging : 2.03%
Rock-Tenn Company Class A	115,150	8,311,527
Silgan Holdings Incorporated	49,083	2,135,601

		10,447,128

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Special Mid Cap Value Fund	Portfolio of investments—September 30, 2012

Security name		Shares	Value

Metals & Mining: 3.57%
Allegheny Technologies Incorporated		261,950	$8,356,205
Royal Gold Incorporated «		30,800	3,075,688
Steel Dynamics Incorporated		621,300	6,977,199

			18,409,092

Paper & Forest Products: 0.54%
International Paper Company		77,100	2,800,272

Utilities: 1.53%

Electric Utilities: 1.53%
Westar Energy Incorporated		266,665	7,909,284

Total Common Stocks (Cost $435,372,466)			493,744,570

Investment Companies: 1.30%
iShares Russell 2000 Index ETF «		80,090	6,684,311

Total Investment Companies (Cost $6,278,528)			6,684,311

		Principal

Other: 0.08%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$1,471,790	426,819

Total Other (Cost $161,252)			426,819

	Yield	Shares
Short-Term Investments: 15.98%

Investment Companies: 15.98%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.17%	17,368,061	17,368,061
Wells Fargo Securities Lending Cash Investment, LLC (r)(v)(u)(l)	0.20	64,952,273	64,952,273

Total Short-Term Investments (Cost $82,320,334)			82,320,334

Total investments in securities
(Cost $524,132,580)*	113.17%	583,176,034
Other assets and liabilities, net	(13.17)	(67,850,666)

Total net assets	100.00%	$515,325,368

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $527,074,687 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$70,301,005
Gross unrealized depreciation	(14,199,658)

Net unrealized appreciation	$56,101,347

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2012	Wells Fargo Advantage Special Mid Cap Value Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$500,855,700
In affiliated securities, at value (see cost below)	82,320,334

Total investments, at value (see cost below)	583,176,034
Receivable for Fund shares sold	204,226
Receivable for dividends	505,051
Receivable for securities lending income	8,782
Prepaid expenses and other assets	37,053

Total assets	583,931,146

Liabilities
Payable for investments purchased	2,222,379
Payable for Fund shares redeemed	706,207
Payable upon receipt of securities loaned	65,113,525
Advisory fee payable	286,539
Distribution fees payable	1,730
Due to other related parties	105,137
Accrued expenses and other liabilities	170,261

Total liabilities	68,605,778

Total net assets	$515,325,368

NET ASSETS CONSIST OF
Paid-in capital	$478,184,529
Undistributed net investment income	1,679,670
Accumulated net realized losses on investments	(23,582,285)
Net unrealized gains on investments	59,043,454

Total net assets	$515,325,368

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$9,544,779
Shares outstanding – Class A	418,074
Net asset value per share – Class A	$22.83
Maximum offering price per share – Class A2	$24.22
Net assets – Class C	$2,770,369
Shares outstanding – Class C	123,761
Net asset value per share – Class C	$22.38
Net assets – Administrator Class	$61,596,207
Shares outstanding – Administrator Class	2,667,100
Net asset value per share – Administrator Class	$23.09
Net assets – Institutional Class	$125,622,724
Shares outstanding – Institutional Class	5,425,859
Net asset value per share – Institutional Class	$23.15
Net assets – Investor Class	$315,791,289
Shares outstanding – Investor Class	13,679,557
Net asset value per share – Investor Class	$23.08

Investments in unaffiliated securities, at cost	$441,812,246

Investments in affiliated securities, at cost	$82,320,334

Total investments, at cost	$524,132,580

Securities on loan, at value	$63,435,243

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Mid Cap Value Fund	Statement of operations—year ended September 30, 2012

Investment income
Dividends	$8,735,772
Securities lending income, net	111,770
Income from affiliated securities	26,863

Total investment income	8,874,405

Expenses
Advisory fee	3,792,043
Administration fees
Fund level	271,691
Class A	27,077
Class C	6,438
Administrator Class	62,126
Institutional Class	100,313
Investor Class	1,118,800
Shareholder servicing fees
Class A	26,035
Class C	6,190
Administrator Class	149,998
Investor Class	857,023
Distribution fees
Class C	18,571
Custody and accounting fees	34,589
Professional fees	35,151
Registration fees	55,594
Shareholder report expenses	93,232
Trustees’ fees and expenses	11,178
Other fees and expenses	23,421

Total expenses	6,689,470
Less: Fee waivers and/or expense reimbursements	(224,173)

Net expenses	6,465,297

Net investment income	2,409,108

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	33,262,385
Net change in unrealized gains (losses) on investments	103,659,780

Net realized and unrealized gains (losses) on investments	136,922,165

Net increase in net assets resulting from operations	$139,331,273

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Special Mid Cap Value Fund	17

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment income		$2,409,108		$1,303,413
Net realized gains on investments		33,262,385		65,371,085
Net change in unrealized gains (losses) on investments		103,659,780		(71,257,180)

Net increase (decrease) in net assets resulting from operations		139,331,273		(4,582,682)

Distributions to shareholders from
Net investment income
Class A		(16,595)		(152,090)
Class C		0		(15,966)
Administrator Class		(146,995)		(1,170,880)
Institutional Class		(682,086)		(2,346,840)
Investor Class		(299,841)		(4,991,023)

Total distributions to shareholders		(1,145,517)		(8,676,799)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	72,640	1,537,310	178,082	3,727,338
Class C	71,559	1,555,870	43,943	939,785
Administrator Class	559,215	12,076,663	1,459,040	30,967,227
Institutional Class	596,558	12,889,973	838,865	17,848,227
Investor Class	1,132,588	24,576,258	2,996,888	64,191,914

		52,636,074		117,674,491

Reinvestment of distributions
Class A	798	15,794	7,335	149,934
Class C	0	0	624	12,659
Administrator Class	7,136	142,719	54,840	1,132,446
Institutional Class	33,315	666,632	112,591	2,327,271
Investor Class	14,512	290,550	232,935	4,814,783

		1,115,695		8,437,093

Payment for shares redeemed
Class A	(207,476)	(4,420,093)	(197,628)	(4,122,393)
Class C	(45,226)	(967,169)	(34,322)	(681,203)
Administrator Class	(1,342,891)	(28,774,907)	(2,120,566)	(44,740,100)
Institutional Class	(969,664)	(21,483,309)	(2,077,046)	(44,904,369)
Investor Class	(6,110,752)	(135,252,659)	(5,043,796)	(106,447,949)

		(190,898,137)		(200,896,014)

Net decrease in net assets resulting from capital share transactions		(137,146,368)		(74,784,430)

Total increase (decrease) in net assets		1,039,388		(88,043,911)

Net assets
Beginning of period		514,285,980		602,329,891

End of period		$515,325,368		$514,285,980

Undistributed net investment income		$1,679,670		$165,138

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS A	2012	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$17.84	$18.60	$15.98	$13.90	$23.12	$22.85
Net investment income	0.08 [3]	0.03	0.30	0.13 [3]	0.28	0.07 [3]
Net realized and unrealized gains (losses) on investments	4.94	(0.52)	2.49	2.14	(7.34)	0.20

Total from investment operations	5.02	(0.49)	2.79	2.27	(7.06)	0.27
Distributions to shareholders from
Net investment income	(0.03)	(0.27)	(0.17)	(0.19)	(0.28)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(1.88)	0.00

Total distributions to shareholders	(0.03)	(0.27)	(0.17)	(0.19)	(2.16)	0.00
Net asset value, end of period	$22.83	$17.84	$18.60	$15.98	$13.90	$23.12
Total return[4]	28.18%	(2.82)%	17.55%	16.67%	(33.17)%	1.18%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.29%	1.35%	1.35%	1.38%	1.39%
Net expenses	1.25%	1.25%	1.25%	1.23%	1.25%	1.20%
Net investment income	0.38%	0.14%	1.80%	0.94%	0.65%	1.17%
Supplemental data
Portfolio turnover rate	87%	78%	84%	106%	158%	113%
Net assets, end of period (000s omitted)	$9,545	$9,850	$10,497	$7,738	$1,273	$104

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
CLASS C	2012	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$17.60	$18.40	$15.85	$13.83	$23.08	$22.85
Net investment income (loss)	(0.03)	(0.13)	0.24	0.02 [3]	0.14	0.05 [3]
Net realized and unrealized gains (losses) on investments	4.81	(0.49)	2.41	2.14	(7.31)	0.18

Total from investment operations	4.78	(0.62)	2.65	2.16	(7.17)	0.23
Distributions to shareholders from
Net investment income	0.00	(0.18)	(0.10)	(0.14)	(0.20)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(1.88)	0.00

Total distributions to shareholders	0.00	(0.18)	(0.10)	(0.14)	(2.08)	0.00
Net asset value, end of period	$22.38	$17.60	$18.40	$15.85	$13.83	$23.08
Total return[4]	27.16%	(3.52)%	16.76%	15.81%	(33.66)%	1.01%
Ratios to average net assets (annualized)
Gross expenses	2.06%	2.04%	2.09%	2.11%	2.01%	2.12%
Net expenses	2.00%	2.00%	2.00%	1.98%	2.00%	1.98%
Net investment income (loss)	(0.35)%	(0.60)%	1.64%	0.11%	(0.08)%	0.79%
Supplemental data
Portfolio turnover rate	87%	78%	84%	106%	158%	113%
Net assets, end of period (000s omitted)	$2,770	$1,714	$1,604	$707	$78	$10

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
ADMINISTRATOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$18.04	$18.80	$16.14	$13.99	$23.16	$23.40
Net investment income	0.11 [2]	0.06 [2]	0.31	0.17 [2]	0.13	0.21 [2]
Net realized and unrealized gains (losses) on investments	4.99	(0.54)	2.53	2.15	(7.20)	1.11

Total from investment operations	5.10	(0.48)	2.84	2.32	(7.07)	1.32
Distributions to shareholders from
Net investment income	(0.05)	(0.28)	(0.18)	(0.17)	(0.22)	(0.15)
Net realized gains	0.00	0.00	0.00	0.00	(1.88)	(1.41)

Total distributions to shareholders	(0.05)	(0.28)	(0.18)	(0.17)	(2.10)	(1.56)
Net asset value, end of period	$23.09	$18.04	$18.80	$16.14	$13.99	$23.16
Total return[3]	28.30%	(2.72)%	17.66%	16.83%	(33.08)%	5.75%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.13%	1.17%	1.19%	1.21%	1.17%
Net expenses	1.13%	1.13%	1.14%	1.11%	1.15%	1.15%
Net investment income	0.50%	0.26%	1.65%	1.21%	0.81%	0.91%
Supplemental data
Portfolio turnover rate	87%	78%	84%	106%	158%	113%
Net assets, end of period (000s omitted)	$61,596	$62,122	$75,775	$95,005	$85,786	$119,079

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INSTITUTIONAL CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$18.10	$18.86	$16.19	$14.05	$23.26	$23.47
Net investment income	0.16	0.10	0.33	0.21 [2]	0.18	0.29 [2]
Net realized and unrealized gains (losses) on investments	5.01	(0.52)	2.56	2.14	(7.22)	1.10

Total from investment operations	5.17	(0.42)	2.89	2.35	(7.04)	1.39
Distributions to shareholders from
Net investment income	(0.12)	(0.34)	(0.22)	(0.21)	(0.29)	(0.19)
Net realized gains	0.00	0.00	0.00	0.00	(1.88)	(1.41)

Total distributions to shareholders	(0.12)	(0.34)	(0.22)	(0.21)	(2.17)	(1.60)
Net asset value, end of period	$23.15	$18.10	$18.86	$16.19	$14.05	$23.26
Total return[3]	28.65%	(2.46)%	17.97%	17.04%	(32.89)%	6.04%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.86%	0.91%	0.92%	0.96%	0.90%
Net expenses	0.87%	0.86%	0.89%	0.85%	0.90%	0.90%
Net investment income	0.76%	0.52%	2.02%	1.46%	1.06%	1.23%
Supplemental data
Portfolio turnover rate	87%	78%	84%	106%	158%	113%
Net assets, end of period (000s omitted)	$125,623	$104,360	$129,945	$131,036	$112,753	$157,342

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended October 31
INVESTOR CLASS	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$18.04	$18.80	$16.13	$13.97	$23.11	$23.36
Net investment income	0.07 [2]	0.02	0.28	0.14 [2]	0.14	0.18 [2]
Net realized and unrealized gains (losses) on investments	4.99	(0.53)	2.54	2.14	(7.23)	1.10

Total from investment operations	5.06	(0.51)	2.82	2.28	(7.09)	1.28
Distributions to shareholders from
Net investment income	(0.02)	(0.25)	(0.15)	(0.12)	(0.17)	(0.12)
Net realized gains	0.00	0.00	0.00	0.00	(1.88)	(1.41)

Total distributions to shareholders	(0.02)	(0.25)	(0.15)	(0.12)	(2.05)	(1.53)
Net asset value, end of period	$23.08	$18.04	$18.80	$16.13	$13.97	$23.11
Total return[3]	28.04%	(2.88)%	17.53%	16.55%	(33.19)%	5.58%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.36%	1.44%	1.48%	1.54%	1.52%
Net expenses	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%
Net investment income	0.32%	0.08%	1.57%	1.02%	0.67%	0.76%
Supplemental data
Portfolio turnover rate	87%	78%	84%	106%	158%	113%
Net assets, end of period (000s omitted)	$315,791	$336,239	$384,509	$362,184	$374,417	$839,228

1.	For the eleven months ended September, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Special Mid Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to recognition of partnership income. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments	Paid-in capital
$250,941	$(234,259)	$(16,682)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of September 30, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $20,640,178 expiring in 2017.

Notes to financial statements	Wells Fargo Advantage Special Mid Cap Value Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$493,744,570	$0	$0	$493,744,570
Investment companies	6,684,311	0	0	6,684,311

Other	0	0	426,819	426,819

Short-term investments
Investment companies	17,368,061	64,952,273	0	82,320,334
	$517,796,942	$64,952,273	$426,819	$583,176,034

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

26	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A, 2.00% for Class C, 1.14% for Administrator Class, 0.87% for Institutional Class, and 1.31% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $1,921 from the sale of Class A shares and $90 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2012 were $450,092,120 and $576,423,396, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $1,104 in commitment fees.

For the year ended September 30, 2012, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Special Mid Cap Value Fund	27

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,145,517 and $8,676,799 of ordinary income for the years ended September 30, 2012 and September 30, 2011, respectively.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,679,662	$56,101,347	$(20,640,178)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

10. SUBSEQUENT EVENT

As a result of the transfer of assets from Funds Management, program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Institutional Class on October 26, 2012 with a value of $106,263,279, representing 20.72% of the Fund.

28	Wells Fargo Advantage Special Mid Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2009 through September 30, 2010, and for each of the years or periods in the three-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Mid Cap Value Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

Other information (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $1,145,517 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2012, $3,570 has been designated as interest related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Special Mid Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Special Mid Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212324 11-12 A234/AR234 09-12

ITEM 2. CODE OF ETHICS

As of the end of the period, September 30, 2012, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees – Provided below are the aggregate fees billed for the fiscal years ended September 30, 2011 and September 30, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended September 30, 2011 and September 30, 2012, the Audit Fees were $2,798,022 and $3,038,335, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended September 30, 2011 and September 30, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees – Provided below are the aggregate fees billed for the fiscal years ended September 30, 2011 and September 30, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended September 30, 2011 and September 30, 2012, the Tax Fees were $148,800 and $125,980, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended September 30, 2011 and September 30, 2012, the Tax Fees were $307,025 and $232,016, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended September 30, 2011 and September 30, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended September 30, 2011 and September 30, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. PORTFOLIO OF INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: November 21, 2012

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: November 21, 2012

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: November 21, 2012